================================================================================
SMALL CAP STOCK PORTFOLIO                          For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

Despite the strong sell-off in July, the small cap market posted strong gains in the months following and finished the year at a similar level to the peak it reached in mid-May. Even with the strong performance of small cap stocks in the fourth quarter, it continued to trail the return of the S&P 500 for the year. Small cap stocks did end the year on a positive note, however, as they regained some ground on large cap stocks during the final days of the year. In fact, December was the first month since August that small cap stocks outperformed large cap stocks.

Within the Russell 2000 Index, the energy, banks, savings and loans, and REITs sectors were the strongest sectors for the fourth quarter as well as the leaders for the year. Similarly, healthcare was the most significant underperformer for the quarter and the year.

The Portfolio significantly outperformed the Russell 2000 since inception and for the fourth quarter of 1996. An attribution analysis indicates that stock selection was widespread as 14 of 20 sectors outperformed the index. Sectors contributing the most to performance included basic industry and miscellaneous services. These sectors were helped by two of the larger holdings in the Portfolio. Dekalb Genetics had a strong fourth quarter and was the best performing security in the Portfolio for the year. During the quarter, Dekalb announced that margins will be higher than originally expected due to good fall weather and lower production costs. Dekalb continues to be the largest security in the portfolio and we continue to believe that stock is attractive. Consolidated Graphics, one of the fastest growing printing companies in the country, announced that earnings would be above expectations. Results during the quarter were enhanced by earlier than anticipated completion of several recent acquisitions. The sectors detracting from performance included consumer stable and retail.

Entering 1997, the investing environment is remarkably similar to a year ago; despite some recent slowing, profit growth has been robust, with margins at or near record levels. We see three positive prospects for the small cap market:
(1) improved relative valuation due to prolonged underperformance relative to large cap stocks, (2) the likelihood of a stable or additional strengthening of the dollar, and (3) seasonally, this should be a strong period for small cap stocks.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                              % of Portfolio
                                              --------------
         Dekalb Genetics                           3.0%
         Capital Re                                2.9
         Internet                                  2.0
         Commercial Metals                         1.4
         Roosevelt Financial Group                 1.3
         Applied Power                             1.2
         MMI                                       1.2
         Network General                           1.2
         DR Horton                                 1.1
         Colonial Bancgroup                        1.0


JAMES B. OTNESS
Portfolio Manager
J.P. Morgan Investment Management Inc.


================================================================================




================================================================================

                     SMALL CAP STOCK PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. RUSSELL 20002
                   Growth Based on $10,000 invested on 5/1/96



     Small Cap Stock Portfolio
        managed by JPMIM                     Russell 2000 Index
     -------------------------               ------------------
            $10,000                               10,000
             $9,955                                9,967
            $10,091                               10,001
            $10,825                               10,521




                               Total Return1
                               -------------
                              Since inception+
                              ----------------
Small Cap Stock Portfolio,
managed by JPMIM                   8.65%
Russell 20002                      5.22%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.



================================================================================


================================================================================
QUALITY BOND PORTFOLIO                             For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

After seesawing concerns about the economic growth grabbed headlines throughout most of the year, U.S. bonds were able to close out 1996 in an environment of moderate economic growth and subdued inflation. The modest 3.6% gain for the year seen in the Salomon Brothers BIG Index was largely attributable to its fourth quarter performance. The 5.0% gain for the year seen in the Merrill Lynch 1-3 Year Index demonstrates that shorter maturities outperformed longer maturities for the period. Despite a fourth quarter rally on maturities of 1 year or longer, yields rose across the entire maturity spectrum during 1996. The 2-year Treasury note provided a total return of 4.7% for the period while the long bond returned -4.5%.

The Portfolio's duration decision slightly detracted from its relative returns in 1996. The negative impact of a longer-than-benchmark duration during the first half of the year more than offset the positive impact when a similar strategy was pursued during the second half. In terms of sector strategy, the Portfolio achieved positive investment results by maintaining overweighted positions in mortgage-backed securities, asset-backed securities and corporate bonds while maintaining an underweighted position in U.S. Treasuries throughout the year. These sectors continue to be supported by sustained mutual fund inflows, U.S. economic stability, and improving political and fundamental environments.

Recent figures have reinforced investor hopes that economic growth has slowed to a sustainable pace and that labor market tightness is not a problem. However, we continue to believe that evidence reconfirming labor cost pressures will focus the debate on whether Federal Reserve tightening is ultimately necessary to slow the economy. We suspect that warning signs of impending inflation may accumulate sufficiently over the next few months to convince the Federal Reserve's less hawkish members to engineer an economic slowdown during 1997.

Given this environment, we plan to maintain the Portfolio's duration at close to neutral in the short-term, despite yields being above our long-term equilibrium assumption. We currently do not have an information advantage that compels us to assume a different posture. We also plan to maintain the Portfolio's overweighted exposure to mortgage-backed securities, asset-backed securities and corporate bonds

RONALD  ARONS
Portfolio Manager
J.P. Morgan Investment Management Inc.


======================================
DISTRIBUTION BY S&P RATING*
As of 12/31/96


A         12.8%
AA         1.6%
AAA       14.3%
BBB        3.1%
Agency    30.4%
Cash       5.0%
Treasury  32.8%

*% of holdings


================================================================================

      QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
            VS. SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX2
                   Growth Based on $10,000 invested on 5/1/96


              Quality Bond Portfolio
                 managed by JPMIM      Salomon Brothers BIG
              ----------------------   --------------------
                    $10,000                  $10,000
                    $10,095                  $10,124
                    $10,140                  $10,312
                    $10,577                  $10,624


                               Total Return1
                              Since inception+
                              ----------------
Quality Bond Portfolio,
managed by JPMIM                   5.68%
Salomon Brothers BIG2              6.24%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.



================================================================================


================================================================================
LARGE CAP STOCK PORTFOLIO                          For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

During the first half of 1996, a calming of inflation and interest rate fears drove stock prices to new highs. Volatility in the stock market also increased dramatically during this period. The rally was fueled by a combination of declining interest rates, expanding corporate earnings and profitability, continued prospects for benign inflation, and record flows of money into domestic stock funds.

The stock market continued its record setting pace in the second half of 1996, despite a veiled warning from Alan Greenspan, the Federal Reserve chairman.
Positive market influences included: weaker economic data which alleviated concerns about inflationary pressures, earnings announcements which exceeded expectations, and the election results. The S&P 500 climbed 7.6% in November, its strongest one-month advance in five years, and 22.96% for the 12-month period. The larger-capitalization and defensive growth stocks that have led the market the past two years continued their outperformance. Searching for turnaround candidates was rewarded in relatively few sectors, with traditional value factors such as price-to-book having been less effective. Growth stocks outperformed value stocks by approximately four percentage points over the past 12 months.


The Portfolio's strategy combines key advantages of J.P. Morgan Investment Management's Active Management (purchasing stocks deemed most attractive while avoiding overvalued issues) with the reduced expenses and risk relative to the market found in traditional index funds. The Portfolio maintains broad diversification of large and mid-cap stocks with a sector-neutral approach coupled with a continued focus on individual stocks. As breadth returned to the market in the fourth quarter, the Portfolio outperformed the benchmark by about thirty basis points.

During 1996, the biggest contributions to performance came from stock picking in the finance, services, and technology sectors, with Federal National Mortgage Association, Turner Broadcasting, and Intel as three of the stocks in those sectors that positively impacted performance since inception. Stock picking in the health service and multi-industry sectors lagged for the year, with United Healthcare and General Motors as two examples of stocks from those sectors that negatively impacted performance.

Entering 1997, the investing environment is remarkably similar to what it was at the beginning of 1996; despite some recent slowing, profit growth has been robust, with margins at or near record levels. We believe that some of these influences are losing momentum or coming to an end. We continue to believe that higher wage costs, due to a tight labor market, plus an inability for competitive reasons to pass along cost increases, will generally put pressure on profit margins. Our diversified approach and aversion to overvalued stocks and market timing should be beneficial as the large blue-chip stocks, that have scored impressive gains as of late, turn out of favor as breadth continues to return to the market.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                        % of Portfolio
                                        --------------
        Exxon                                3.0%
        Intel                                2.9
        Philip Morris                        2.8
        Royal Dutch Petroleum                2.4
        Procter & Gamble                     2.4
        IBM                                  2.1
        General Electric                     1.8
        Wal Mart                             1.8
        Boeing                               1.7
        Pfizer                               1.7


JAMES WIESS
Portfolio Manager
J.P. Morgan Investment Management Inc.

================================================================================

================================================================================



                     LARGE CAP STOCK PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX2
                   Growth Based on $10,000 invested on 5/1/96



           Large Cap Stock Portfolio
               managed by JPMIM                S&P 500 Index
           -------------------------           -------------
                    $10,000                       $10,000
                    $10,237                       $10,288
                    $10,420                       $10,601
                    $11,467                       $11,482



                               Total Return1
                              Since inception+
                              ----------------
Large Cap Stock Portfolio,
managed by JPMIM                   14.35%
S&P 500 Index2                     14.82%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================


================================================================================
SELECT EQUITY PORTFOLIO                            For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------
During the first half of 1996, a calming of inflation and interest rate fears drove stock prices to new highs. Volatility in the stock market also increased dramatically during this period. The rally was fueled by a combination of declining interest rates, expanding corporate earnings and profitability, continued prospects for benign inflation, and record flows of money into domestic stock funds.

The stock market continued its record setting pace in the second half of 1996, despite a veiled warning from Alan Greenspan, the Federal Reserve chairman.
Positive market influences included: weaker economic data which alleviated concerns about inflationary pressures, earnings announcements which exceeded expectations, and the election results. The S&P 500 climbed 7.6% in November, its strongest one-month advance in five years, and 22.96% for the 12-month period. The larger-capitalization and defensive growth stocks that have led the market the past two years continued their outperformance. Searching for turnaround candidates was rewarded in relatively few sectors, with traditional value factors such as price-to-book having been less effective. Growth stocks outperformed value stocks by approximately four percentage points over the past 12 months.

Our approach to investing, which avoids dependence on the strength of a few stocks or industry sectors, can underperform the broader market when buying is heavily focused on certain subsets of the market; therefore, the stock picking lagged in the beginning months, causing the Portfolio to underperform the S&P
500. Since inception, our investment strategy involved maintaining our sector neutral approach coupled with a continued focus on individual stock selection with an emphasis on holding a highly diversified selection of value stocks.

During 1996, the biggest contributions to performance came from stock picking in the finance and transportation sectors, with Union Pacific and Bear Stearns as two of the stocks in those sectors that positively impacted performance since inception. Stock picking in the technology and multi-industry sectors lagged for the year, with General Instrument and General Motors as two examples of stocks from those sectors that negatively impacted performance.

Entering 1997, the investing environment is remarkably similar to what it was at the beginning of 1996; despite some recent slowing, profit growth has been robust, with margins at or near record levels. We believe that some of these influences are losing momentum or coming to an end. We continue to believe that higher wage costs, due to a tight labor market, plus an inability for competitive reasons to pass along cost increases, will generally put pressure on profit margins. Our diversified approach and aversion to overvalued stocks and market timing should be beneficial as the large blue-chip stocks, that have scored impressive gains as of late, turn out of favor as breadth continues to return to the market.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                    % of Portfolio
                                    --------------
        Exxon                             3.3%
        Cooper Industries                 3.3
        Warner Lambert                    2.8
        Tele Communications               2.8
        Providian                         2.6
        Procter & Gamble                  2.5
        Unilever                          2.5
        Rohr                              2.3
        DuPont                            2.3
        Philip Morris                     2.2


MICHAEL J. KELLY
Portfolio Manager
J.P. Morgan Investment Management Inc.





================================================================================


================================================================================



                      SELECT EQUITY PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX2
                   Growth Based on $10,000 invested on 5/1/96



                 Select Equity Portfolio
                    managed by JPMIM          S&P 500 Index
                 -----------------------      -------------
                        $10,000                  $10,000
                         $9,852                  $10,288
                        $10,004                  $10,601
                        $10,837                  $11,482


                                 Total Return1
                                Since inception+
                                ----------------
Select Equity Portfolio,
managed by JPMIM                     8.52%
S&P 500 Index2                      14.82%

+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================


================================================================================
INTERNATIONAL EQUITY PORTFOLIO                     For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

International equity markets continued to make progress the fourth quarter and for the calendar year despite the U.S. Dollar having a negative impact on benchmark returns. Returns in many European markets were ahead of the U.S. market. The strongest European markets in 1996 were Spain (+50.2%), Finland (+42.2%), Sweden (+41.4%), and the Netherlands (+37.6%). The weakest market was Italy which rose only 7.9% during the year. The advance in Spain was driven mostly by interest rates, which have fallen by around 100 basis points during the fourth quarter and increased liquidity flows in the equity markets by private investors moving away from less attractive money market funds. The strength of Finland's equity market was primarily due to Nokia (43% of the market), which was up almost 50% for the year. The Dutch market saw mixed performance in the fourth quarter, starting off with a series of profit warnings, then boosted by strong results in the financial sector, in particular ABN Amro's decision to buy Standard Federal Bank in the U.S.

During the final quarter of 1996, the Japanese market continued its downward trend, returning -7.8% for the year. The market remained unexcited about the general election of Japan's Diet in October, although was driven by aggressive buying into international blue chips such as Honda Motor by a handful of large U.S. investors in November. Hong Kong, the top performing market in the Pacific Rim (+33.1%) for the year, surged 12.2% during the final quarter, driven by lower U.S. rates, a continuing economic recovery and a strengthening property market.

Within the Pacific Rim, stock picking in Hong Kong, Malaysia, Australia and Singapore contributed to returns. In Europe, stock picking in Germany, Italy, the Netherlands, and Switzerland also contributed to performance while selection in France slightly lagged the benchmark. In terms of currency allocation, hedging out of the Yen into the U.S. Dollar was a positive move for the Portfolio as was taking advantage of the strong Sterling appreciation in the fourth quarter. Country allocation in Europe, particularly overweighting France, Germany, Spain, Italy, and Norway made a contribution to performance. However, underweighting the strong markets of Switzerland, the Netherlands and Sweden offset some of the fund's performance compared to the index.

In an environment of continued low interest rates and a positive earnings cycle in both Continental Europe and Japan, there exists potential for reasonable equity returns close to the long term average. Although markets would inevitably be hurt by a sudden fall in U.S. stock prices, we believe that fundamentally European valuations are more reasonable and that these markets will outperform the U.S. in 1997.

Within Europe, valuations in the major markets are now close to fair value and as a consequence we are looking to reduce our overweighted positions slightly in France and Germany. However, we believe that there is still positive earnings momentum in these markets. Our strategy also favors the smaller markets of Spain, Belgium and Ireland where valuations are more compelling.

In the Pacific Rim, we remain neutral on Japanese stocks. Although valuations are improving in Japan, oversupply and sagging investor confidence is still weighing on the market. New Zealand and Australian stocks continue to offer good value, however. We also expect to remain relatively neutral compared to the benchmark in both Singapore and Hong Kong and to be underweighted in Malaysia.

======================================
FOREIGN INVESTMENT BY COUNTRY
As of 12/31/96

Australia            4.2%
France              12.1%
Germany             14.6%
Hong Kong            4.9%
Japan               14.6%
Netherlands          5.5%
Other               19.3%
Spain                4.3%
UK                  20.5%


ANNE RICHARDS
Portfolio Manager
J.P. Morgan Investment Management Inc.


================================================================================


================================================================================




  INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
                              VS. MSCI EAFE INDEX2
                   Growth Based on $10,000 invested on 5/1/96



    International Equity Portfolio
          managed by JPMIM                MSCI EAFE Index
    ------------------------------        ---------------
              $10,000                        $10,000
              $10,172                         $9,876
              $10,149                         $9,871
              $10,860                        $10,036




                                     Total Return1
                                   Since inception+
                                   ----------------
International Equity Portfolio,
managed by JPMIM                        8.44%
MSCI EAFE Index2                         .36%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

================================================================================



================================================================================
LORD ABBETT BOND DEBENTURE PORTFOLIO               For the period ended 12/31/96
Letter to Policyholders
--------------------------------------------------------------------------------

Throughout 1996, the Portfolio benefited from its value style, as well as its emphasis on high-yield corporate bonds and convertible issues. Returns on these securities are related to the individual issuer's business strategy and financial results and less dependent upon the movement of interest rates. Therefore, the portfolio was able to post attractive gains during a period of rising interest rates by focusing on companies with improving fundamentals and rising earnings.

In addition, the Portfolio profited from its convertible debt holdings in the energy, financial and technology sectors. These issues, which were purchased when they were out of favor in the marketplace, provided strong appreciation as they rebounded toward the end of the year.

Heading into 1997, we expect economic growth to slow to approximately 2% or less and inflation to average between 2-1/2% - 3%. We will continue to utilize in-depth research to uncover investment opportunities, focusing on companies with strong balance sheets and competitive market position.

CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/96
                                                  % of Portfolio
                                                  --------------
        U.S. Treasury Note (6% due 8/15/2005)           6.6%
        FNMA                                            5.5
        U.S. Treasury Note (8.5% due 7/15/1997)         3.3
        Fuji International Finance Trust*               2.4
        Ocwen Financial Corp.                           2.2
        U.S. Can Corp.                                  2.1
        Omnicom Group Inc.                              2.0
        Rayovac Corp.                                   2.0
        Flores & Rucks Inc.                             1.7
        Ryder TRS                                       1.7

PORTFOLIO FACTS
As of 12/31/96
        Duration                                        6.0 years
        Average Yield                                   8.6%
        Average Coupon                                  8.0%

*Preferred Stock Investment


======================================
DISTRIBUTION OF HOLDINGS
As of 12/31/96


Convertibles              25.0%
High Yield                58.0%
Short-Term Securities
 and Cash                  1.8%
U.S. Government           15.2%



======================================
DISTRIBUTION BY S&P RATING
As of 12/31/96


A          8.76%
AA         1.90%
AAA       16.98%
B         51.10%
BB         7.61%
BBB       10.24%
NR         3.41%





================================================================================





                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                   Growth Based on $10,000 invested on 5/1/96




 Lord Abbett Bond    First Boston High   Merrill Lynch   Salomon Brothers Broad
Debenture Portfolio    Yield Index     Convertible Index Investment Grade Index
    $10,000               $10,000             $10,000          $10,000
    $10,202               $10,158             $10,068          $10,124
    $10,718               $10,539             $10,303          $10,312
    $11,359               $11,004             $10,601          $10,624




                                  Total Return1
                                 Since inception+
                                 ----------------
Lord Abbett Bond
Debenture Portfolio                  12.89%
First Boston High Yield Index2       10.04%
Salomon Brothers Broad
Investment High Grade Index2          6.24%
Merrill Lynch Convertible Index2      6.01%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Lord Abbett Bond Debenture Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

================================================================================



================================================================================
QUALITY INCOME PORTFOLIO                  For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

For the 1996 calendar year, intermediate term rates rose more than 80 basis points (bps) while the yield of the long treasury bond rose 70 bps. Market expectations about the direction of interest rates continue to call for higher rates across the yield curve. The year-end slope of the yield curve as measured by the spread between two and ten year treasuries stood at 57 bps suggesting moderate economic growth in 1997.

Duration-neutral agencies outperformed treasuries by 32 bps last year, while callable agency yields increased modestly. With corporate spreads remaining tight all year, agencies have issued more callable paper meeting the market demand for a higher yielding product. Given the narrowness of agency spreads, we expect to move from an overweighted position to a neutral position in 1997.

The mortgage sector completed 1996 as the top performing domestic sector with 5.4% return. Mortgages performed well for the year due to continued low volatility and a modest increase in yields. We have maintained a 10% overweighting in mortgages and are looking for opportunities to increase our position. Asset-backed securities continued to experience spread tightening last year despite concerns about increasing credit card delinquency rates. Asset backed securities are still viewed as a safe alternative to the corporate sector.

Despite a slowing growth in corporate earnings, corporate spreads remained relatively narrow in 1996. Corporates continued to be buoyed by both solid economic fundamentals and technical factors (i.e., strong demand for dollar assets). Looking ahead, corporate spreads should be relatively stable depending on the degree of the slowdown in corporate earnings. The biggest concern will be event risk related to either merger activity or credit surprise. In order to minimize these risks, we expect to maintain a broadly diversified portfolio of corporate issues.

A building supply of municipal issues in November pushed yield ratios to the most attractive level of the year. Year-end seasonal factors resurfaced during late December and should continue to manifest themselves into January. From that point on we expect net supply to be positive. With increased issuance, municipal yield spreads should widen again.

Looking ahead, the likely scenario for 1997 is that inflation and growth will be similar to what we saw in 1996, about 2%-3% growth of GDP and inflation relatively controlled at around 2%-21/2%. Of course, this doesn't mean 1997 will not present risks, especially in relation to inflation. Based on employment statistics, we're starting to see some wage inflation flowing through and high oil prices will continue to have an adverse effect. In general, we think the economy may closely mirror what we experienced in 1996.

ROBERT J. HICKEY
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

======================================
PORTFOLIO BY SECTOR
As of 12/31/96


Asset Backed Securities          2.76%
Corpoate Bonds                  47.32%
Foreign Bonds/Debt              15.28%
Medium Term Securities           3.44%
Mortgage Backed                  2.03%
Repurchase Agreements            4.57%
U.S. Treasuries/Agencies        24.60%


================================================================================


================================================================================

    VAN KAMPEN AMERICAN CAPITAL QUALITY INCOME PORTFOLIO VS. LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX2
                   Growth Based on $10,000 invested on 1/1/90



             VKAC Quality                     Lehman Brothers
           Income Portfolio              Gov't/Corp. Bond Index
           ----------------              ----------------------
                $10,000                           $10,000
                 $9,915                            $9,885
                $10,208                           $10,241
                $10,281                           $10,303
                $10,819                           $10,828
                $11,046                           $11,120
                $11,216                           $11,288
                $11,838                           $11,937
                $12,516                           $12,574
                $12,316                           $12,386
                $12,792                           $12,887
                $13,485                           $13,517
                $13,487                           $13,528
                $14,159                           $14,157
                $14,566                           $14,582
                $15,128                           $15,064
                $15,042                           $15,020
                $14,532                           $14,550
                $14,339                           $14,369
                $14,367                           $14,440
                $14,392                           $14,493
                $15,032                           $15,215
                $16,075                           $16,202
                $16,380                           $16,512
                $17,194                           $17,282
                $16,827                           $16,877
                $16,912                           $16,957
                $17,151                           $17,256
                $17,663                           $17,783




                                       Average Annual Return1
                                       ----------------------
                                  1 Year  5 Years    Since inception+
                                  ------  -------    ----------------
VKAC Quality
Income Portfolio                   2.82%   6.76%          8.04%
Lehman Brothers
Gov't./Corp. Bond Index2           2.90%   7.18%          8.57%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) Quality Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal Corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate non-convertible, domestic debt of the four domestic major corporate classifications: industrial, utility, financial and Yankee bond. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

================================================================================



================================================================================
HIGH YIELD PORTFOLIO                      For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

The High Yield Portfolio posted a solid total return in 1996. The gain was better than that of Treasury bonds, but lagged overall returns of stocks. The high yield market's solid performance resulted from two primary factors. First, general economic conditions were favorable, with modest growth and low inflation. Second, technical conditions were strong during the year, as money flowed into the market from mutual fund investors as well as institutional investors and new participants.

We currently have six analysts working full time analyzing the credit quality of our high yield bond holdings and prospective investments. Our credit selection process continued to provide good results during the period. For example, we were able to avoid defaults among companies held in the portfolio. We also experienced gains from positive developments such as mergers with higher quality companies and tender offers for bonds held.

At the current time, we are somewhat cautious regarding the high yield market's prospects for 1997. We expect high yield companies to show mixed performance as long as the economy continues its current slow growth. However, we believe the portfolio is positioned to perform well under these conditions. To help us obtain the portfolio's objectives, we have underweighted bonds in the cyclical industries, and we will continue to emphasize quality in the credit selection process


ANNE LORSUNG
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96

                                    % of Portfolio
                                    --------------
        Thrifty Payless                 1.8%
        IXC Communications              1.7
        Selmer                          1.7
        Connecticut Yankee              1.6
        Fonorola                        1.6
        Communications & Power          1.6
        Waban                           1.6
        AES                             1.5
        SCI TV                          1.5
        Tally                           1.5


======================================
DISTRIBUTION BY MOODY'S RATING
As of 12/31/96


Aaa         1.4%
Ba1         4.3%
Ba2         4.0%
Ba3        18.4%
B1         17.0%
B2         27.9%
B3         22.5%
Caa         1.2%
Other       3.3%


================================================================================


================================================================================




                          VAN KAMPEN AMERICAN CAPITAL
                   HIGH YIELD PORTFOLIO VS. SALOMON BROTHERS
                           HIGH YIELD INDEX-COMPOSITE2
                   Growth Based on $10,000 invested on 1/1/90



                    VKAC High           Salomon Brothers
                 Yield Portfolio        High Yield Index
                 ---------------        ----------------
                    $10,000                 $10,000
                    $10,073                  $9,706
                    $10,458                 $10,090
                    $10,173                  $9,200
                    $10,186                  $9,252
                    $11,358                 $11,065
                    $11,908                 $11,786
                    $12,577                 $12,546
                    $13,064                 $13,251
                    $14,313                 $14,244
                    $14,606                 $14,808
                    $15,473                 $15,473
                    $15,554                 $15,674
                    $15,859                 $16,690
                    $17,653                 $17,471
                    $17,988                 $17,873
                    $18,972                 $18,548
                    $18,691                 $18,068
                    $18,498                 $17,910
                    $18,254                 $18,218
                    $18,114                 $17,887
                    $18,907                 $19,235
                    $19,804                 $20,559
                    $20,486                 $21,211
                    $21,137                 $22,131
                    $21,610                 $22,376
                    $21,936                 $22,562
                    $22,738                 $23,528
                    $23,588                 $24,619





                                       Average Annual Return1
                                       ----------------------
                                   1 Year  5 Years    Since inception+
                                   ------  -------   -----------------
VKAC High
Yield Portfolio                    11.29%  12.50%         13.05%
Salomon Brothers
High Yield Index2                  11.24%  13.17%         13.55%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) High Yield Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Salomon Brothers High Yield Index-Composite tracks the composite high yield market excluding issues with less than 7 years maturity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================



================================================================================
STOCK INDEX PORTFOLIO                     For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

Stock markets around the world rallied considerably in 1996, but few countries were able to match the returns generated by the U.S. stock market. Low inflation and interest rates, steady corporate profit growth, and insatiable investor demand for shares of equity mutual funds combined to provide another year of exceptional returns for equities as the Standard & Poor's 500 Index generated a total return of 22.96% for the year.

The nature of the stock market rally in 1996 was drastically different from that of 1995. In 1995, the stock market was driven by a 193 basis point decline in long-term interest rates and an 18% increase in corporate earnings. In contrast, long-term rates in 1996 increased by 69 basis points and corporate profits grew by a more modest 8%. The 1996 rally owes much credit to record investor flows into equity mutual funds as well as an increase in investors' willingness to take on more risk in their search for capital gains. Investment flows into equity mutual funds topped $220 billion in 1996. Even after subtracting the liquidation of almost $90 billion of non-mutual fund equity holdings by investors, net inflows to equities for the year exceeded the combined annual savings of every American.

As 1997 gets underway and the economy enters into its seventh consecutive year of expansion, many analysts have once again dusted off their perennial list of fears for the new year. Some argue that stock prices tend to perform poorly in the year following a presidential election, or the year following two consecutive years of phenomenal performance. However, we believe that the fundamental underpinnings that have provided us with this dramatic bull market remain in place. Moderate economic growth, steady corporate profit growth, sustained investor flows into equities and favorable inflation and interest rates are expected to continue. While these factors currently remain favorable, deterioration in any of these fundamental underpinnings may lead to significant increases in volatility and potential declines in share prices.

Specifically, corporate profits are expected to experience a decline in their rate of growth. At some point, declining profit margins will not go unnoticed by investors and significant investment gains will be much harder to achieve; however, at this time, investors appear comfortable with the risks inherent in equity investments.

As long as investors' expectations of 1997's performance more closely approximate the stock market's long term average market returns, we believe the Stock Index Portfolio will continue to offer favorable returns in the year ahead.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                               % of Portfolio
                               --------------
        General Electric Co.        3.00%
        Coca-Cola                   2.43
        Intel Corp.                 2.05
        Exxon                       2.05
        Microsoft                   1.80
        Merck                       1.79
        Philip Morris               1.65
        Royal Dutch Petroleum       1.63
        IBM                         1.49
        Procter & Gamble            1.29



PETE PAPAGEORGAKIS
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corporation

================================================================================


================================================================================




      VAN KAMPEN AMERICAN CAPITAL STOCK INDEX PORTFOLIO VS. S&P 500 INDEX2
                  Growth Based on $10,000 invested on 12/1/91




                   VKAC Stock
                Index Portfolio           S&P 500 Index
                ---------------           -------------
                    $10,000                 $10,000
                    $10,570                 $11,143
                    $10,279                 $10,865
                    $10,470                 $11,066
                    $10,764                 $11,412
                    $11,219                 $11,989
                    $11,627                 $12,517
                    $11,686                 $12,573
                    $11,948                 $12,896
                    $12,231                 $13,196
                    $11,711                 $12,697
                    $11,716                 $12,746
                    $12,222                 $13,367
                    $12,156                 $13,362
                    $13,364                 $14,667
                    $14,763                 $16,060
                    $16,188                 $17,326
                    $17,451                 $18,367
                    $18,411                 $19,355
                    $19,256                 $20,216
                    $19,821                 $20,832
                    $21,632                 $22,563




                              Average Annual Return1
                              ----------------------
                         1 Year  5 Year  Since inception+
                         ------  ------  ----------------
VKAC Stock
Index Portfolio          22.48%  14.13%      16.10%
S&P 500 Index2           22.96%  15.15%      17.36%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) Stock Index Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================



================================================================================
GROWTH AND INCOME PORTFOLIO               For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

Moderate economic growth, benign inflation, and favorable corporate profits helped the stock market register another banner year in 1996. In general, it was a year in which the stocks of larger companies performed better than the stocks of smaller companies, which benefited this Portfolio since we invest more in larger capitalized, blue chip companies. Playing a lead role in the Portfolio's performance this year were technology picks, which generated about a 37% return.

As in years' past, we focused on stock selection, identifying those companies that we believe were poised to benefit from a restructuring or repositioning. As an example, we took a relatively large position in Lucent Technologies with the expectation of capturing growth in the expanding telecommunications arena. We felt the company would be able to successfully market its technologies when unbridled from AT&T. The company's IPO opened at 28 in March and closed the year at about 46. In the energy sector, Texaco gave the portfolio a boost by outperforming the market and delivering an impressive yield. Texaco has become a more focused company. They've sold all their chemical operations in the last couple of years and have formed joint ventures for some of their refinery and marketing operations. In addition, the company is experiencing an increase in production of oil and gas that is in excess of the industry.

While a strong market in 1996 was not surprising, its performance exceeded our initial expectations. Early in the year, we cautiously positioned the portfolio; however, as the year evolved, all the fundamentals were in place for the market's ascent. While there was some turbulence along the way, we viewed these temporary downturns as buying opportunities. As an example, we added to our technology holdings in August and September, which as we noted earlier, contributed greatly to the portfolio's performance.

Looking ahead, we think the prospects for the stock market will be positive in 1997, although we would caution investors not to expect the exceptional gains witnessed in 1995 and 1996. Fundamentally, we don't see all the pieces in place to push the economy much higher, so we look for low to moderate growth. Our greatest fear is inflation, which we think may notch up slightly during the year. As long as rates remain about the same, we expect a favorable environment for stocks in 1997.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                   % of Portfolio
                                   --------------
        Texaco                          2.56%
        AT&T                            2.37
        Bankamerica                     1.87
        Federated Department Stores     1.76
        Philip Morris                   1.71
        Royal Dutch Petroleum           1.55
        Crown Cork & Seal               1.47
        SmithKline Beecham              1.44
        3 Com Corp.                     1.29
        Canadian Pacific                1.27


JAMES A. GILLIGAN
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.



================================================================================



================================================================================




   VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME PORTFOLIO VS. S&P 500 INDEX2
                   Growth Based on $10,000 invested on 6/1/92





           VKAC Growth and Income Portfolio          S&P 500 Index
            --------------------------------          -------------
                       $10,000                           $10,000
                        $9,750                            $9,851
                        $9,962                           $10,159
                       $10,569                           $10,673
                       $11,226                           $11,143
                       $11,527                           $11,193
                       $12,143                           $11,480
                       $12,234                           $11,747
                       $11,746                           $11,304
                       $11,342                           $11,347
                       $11,858                           $11,900
                       $11,634                           $11,895
                       $12,498                           $13,057
                       $13,581                           $14,297
                       $14,862                           $15,424
                       $15,948                           $16,351
                       $16,737                           $17,230
                       $17,082                           $17,997
                       $17,466                           $18,545
                       $18,998                           $20,086


                          Average Annual Return1
                          ----------------------
                         1 Year  Since inception+
                         ------  ----------------
VKAC Growth and
Income Portfolio         18.18%      13.50%
S&P 500 Index2           22.96%      16.44%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) Growth and Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================



================================================================================
MONEY MARKET PORTFOLIO                    For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

In 1996, the year got off to a fast start as the Federal Reserve Board cut the Federal Funds rate in January by a quarter of a point from 5.50% to 5.25%. With little sign of inflation, it appeared evident that there would be future interest rate adjustments to follow. However, to the disappointment of many, the Fed would not adjust the Federal Funds Rate for the remainder of the year. The Portfolio remained in a neutral posture for the first quarter of the year, keeping a weighted average maturity of 50 days or shorter.

As the summer approached and the hopes of an interest-rate easing faded, wage pressures brought back fears of increased inflation. Yields on 3-month commercial paper peaked during the month of July. The Portfolio maintained a very defensive structure during this period, shortening the weighted average maturity to 25 days.

In the fall, the economic data once again pointed to a slower growth scenario, and inflation fears subsided. We extended the Portfolio's maturity to 68 days in late October by locking in higher yields on longer maturing securities such as commercial paper and agency discount notes.

Year-end concerns and volatile markets caused another back-up in rates in December. The Portfolio increased its weighting in cash in order to become more defensive and to pick up on the seasonal jump in the overnight repo rate. For the year, the Portfolio realized a 5.42% total return.

The strategy of the Portfolio remains to achieve competitive yield by investing in only the highest rated and most liquid of securities.

In the future, we believe that inflation pressures will find their way back into the market. We look for the Federal Reserve Board to increase the Fed Funds Rate in the first half of 1997. Therefore, the Portfolio will continue to emphasize securities with shorter maturities in anticipation of higher rates.


REID HILL
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.



======================================
PORTFOLIO BY SECTOR
As of 12/31/96


Bankers Acceptances            7.50%
Commerical Paper              34.97%
Government/Agency             13.22%
Municipal Obligations          4.91%
Repurchase Agreements         11.11%
Variable Rate Demand
  Obligations                 28.29%





================================================================================





KPMG  Peat Marwick LLP


REPORT OF INDEPENDENT AUDITORS'


The Board of Trustees
Cova Series Trust:

We have audited the accompanying statements of assets and liabilities of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Growth and Income Portfolio and High Yield Portfolio, portfolios of Cova Series Trust (formerly the Van Kampen Merritt Series Trust), including the portfolios of investments, as of December 31, 1996 and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights as listed below:

o for each of the years in the seven-year period then ended and for the period from December 11, 1989 (commencement of operations) to December 31, 1989 for Quality Income Portfolio and High Yield Portfolio,
o for each of the years in the five-year period then ended and for the period from July 1, 1991 (commencement of operations) to December 31, 1991 for Money Market Portfolio,
o for each of the years in the five-year period then ended and for the period from November 1, 1991 (commencement of operations) to December 31, 1991 for Stock Index Portfolio,
o for each of the years in the four-year period then ended and for the period from May 1, 1992 (commencement of operations) to December 31, 1992 for Growth and Income Portfolio, and
o for the period from May 1, 1996 (date of initial public offering) to December 31, 1996 for Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Growth and Income Portfolio and High Yield Portfolio as of December 31, 1996, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods indicated above in conformity with generally accepted accounting principles.


                                            /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 3, 1997













COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 91.3%
AEROSPACE & DEFENSE - 1.2%
Orbital Sciences Corp. *                                                                         5,600   $               96,600
Rohr, Inc. *                                                                                     3,000                   67,875
Special Devices, Inc. *                                                                            300                    5,325
                                                                                                           ---------------------
                                                                                                                        169,800
                                                                                                           ---------------------
AIRLINES - 0.2%
Mesa Air Group, Inc *                                                                            5,300                   35,775
                                                                                                           ---------------------

AUTOMOTIVE - 3.8%
Excel Industries, Inc                                                                            8,100                  134,663
Intermet Corp                                                                                   16,300                  262,813
Lithia Motors, Inc. Class A *                                                                    1,200                   13,350
Modine Manufacturing Co                                                                            700                   18,725
Simpson Industries                                                                               8,600                   93,659
Wabash National Corp                                                                             1,700                   31,238
                                                                                                           ---------------------
                                                                                                                        554,448
                                                                                                           ---------------------
BANKING - 6.7%
Bank North Group, Inc                                                                            1,900                   78,850
Bank United Corp. *                                                                              1,100                   29,494
CCB Financial Corp                                                                                 600                   40,950
Cole Taylor Financial Group                                                                        200                    5,300
Colonial Bancgroup, Inc                                                                          3,500                  140,000
Community First Bankshares                                                                         765                   21,229
First Hawaiian, Inc                                                                                700                   24,500
First Republic Bancorp, Inc. *                                                                   1,200                   20,100
GBC Bancorp California                                                                           3,900                  109,688
Irwin Financial Corp                                                                             1,400                   34,650
Mark Twain Bancshares, Inc                                                                         900                   43,875
National Commerce Bancorp                                                                        1,500                   57,375
North Fork Bancorporation, Inc                                                                     400                   14,250
Roosevelt Financial Group, Inc                                                                   8,400                  176,400
Sterling Bancshares, Inc                                                                         1,800                   33,863
Trans Financial, Inc                                                                               700                   16,275
Trustco Bank Corp. N.Y                                                                           1,695                   36,231
United Carolina Bancshares                                                                         500                   19,750
Westamerica Bancorp                                                                              1,500                   86,625
                                                                                                           ---------------------
                                                                                                                        989,405
                                                                                                           ---------------------



                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO - CONTINUED

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 4.3%
Consolidated Cigars *                                                                              800   $               19,800
Coors (Adolph)                                                                                   1,300                   24,700
Dekalb Genetics Corp. Class B                                                                    8,000                  408,000
Dreyers Grand Ice Cream, Inc                                                                       700                   20,300
Eskimo Pie Corp                                                                                  1,200                   13,350
Kensey Nash Corp. *                                                                              2,900                   43,500
Morningstar Group, Inc. *                                                                        1,500                   29,625
Riviana Foods, Inc                                                                               1,300                   22,425
Sanderson Farms, Inc                                                                               700                   11,725
Savannah Foods & Industries., Inc                                                                1,400                   18,900
Swisher International Group Class A *                                                            1,500                   23,813
                                                                                                           ---------------------
                                                                                                                        636,138
                                                                                                           ---------------------
CHEMICALS - 2.3%
Bush Boake Allen, Inc. *                                                                         2,500                   66,563
Calgene, Inc. *                                                                                  1,700                    8,606
General Chemical Group, Inc                                                                      2,800                   66,150
Mycogen Corp. *                                                                                    400                    8,500
OM Group, Inc                                                                                      500                   13,500
Petrolite Corp                                                                                     900                   43,200
Synalloy Corp                                                                                      700                   11,025
Tetra Technologies, Inc. *                                                                       4,800                  121,200
                                                                                                           ---------------------
                                                                                                                        338,744
                                                                                                           ---------------------
COMMERCIAL SERVICES - 2.1%
DeVry, Inc. *                                                                                    5,000                  117,500
Equity Corporation International *                                                               1,400                   28,000
National Processing, Inc. *                                                                        600                    9,600
Pinkertons, Inc. *                                                                               1,600                   40,200
Robert Half International, Inc. *                                                                2,300                   79,063
Steiner Leisure Ltd *                                                                            1,500                   30,188
Whittman-Hart, Inc. *                                                                              200                    5,125
                                                                                                           ---------------------
                                                                                                                        309,676
                                                                                                           ---------------------
COMMUNICATIONS - 2.8%
Advanced Fibre Communication *                                                                     100                    5,569
Analogy Inc. *                                                                                     700                    3,150
Digital Microwave Corp. *                                                                        4,300                  119,863
DSP Communications, Inc. *                                                                         400                    7,725
ICG Communications, Inc. *                                                                       1,300                   22,913
Leasing Solutions, Inc. *                                                                          700                   18,025
Omnipoint Corp. *                                                                                1,700                   32,725
Paging Network, Inc. *                                                                           6,000                   91,500
Premiere Technologies, Inc. *                                                                    2,700                   67,500






                        See notes to financial statements






COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS - CONTINUED
Proxim, Inc. *                                                                                   1,000   $               23,125
Videoserver, Inc. *                                                                                400                   16,900
Wireless One, Inc. *                                                                               300                    1,988
                                                                                                           ---------------------
                                                                                                                        410,983
                                                                                                           ---------------------
COMPUTER SOFTWARE & PROCESSING - 4.4%
Adept Technology, Inc. *                                                                         4,800                   35,400
American Disposal Services *                                                                     2,500                   46,250
Aurum Software, Inc. *                                                                             100                    2,313
Avid Technology, Inc. *                                                                          1,400                   14,525
BA Merchant Services, Inc. Class A *                                                             1,100                   19,663
Citrix Systems, Inc. *                                                                             100                    3,906
DST Systems, Inc. *                                                                              1,300                   40,788
Edify Corp. *                                                                                    2,300                   36,800
Ingram Micro, Inc. *                                                                             1,000                   23,000
Legato Systems, Inc. *                                                                             200                    6,488
Mathsoft, Inc. *                                                                                 2,700                   10,125
Mentor Graphics Corp. *                                                                          1,600                   15,600
Metromail Corp. *                                                                                  800                   14,600
Microware Systems Corp. *                                                                          700                    9,975
Network General Corp. *                                                                          5,200                  157,300
Oak Technology, Inc. *                                                                           4,200                   47,250
Objective Systems Integrator *                                                                   1,000                   23,688
Pinnacle Systems, Inc. *                                                                         1,700                   17,850
S3 Incorporated *                                                                                  800                   13,050
Sapient Corp. *                                                                                    400                   16,850
Security First Network Bank *                                                                    1,000                   10,250
Select Software Tools *                                                                            100                    1,781
Simulation Sciences, Inc. *                                                                        800                   11,900
Transaction Systems Architects, Inc. Class A *                                                   1,000                   33,250
Verity, Inc. *                                                                                     100                    1,538
Visigenic Software, Inc. *                                                                       1,900                   28,381
                                                                                                           ---------------------
                                                                                                                        642,521
                                                                                                           ---------------------
COMPUTERS & INFORMATION - 0.6%
BBN Corp. *                                                                                      2,300                   51,750
Raster Graphics, Inc. *                                                                          1,700                   19,338
Red Brick Systems, Inc. *                                                                          700                   15,925
                                                                                                           ---------------------
                                                                                                                         87,013
                                                                                                           ---------------------
CONSUMER SERVICES - 0.1%
Education Management *                                                                             800                   16,800
                                                                                                           ---------------------




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.9%
Black Hills Corp                                                                                   200   $                5,625
Calpine Corp. *                                                                                    700                   14,000
Central Hudson Gas & Electric                                                                    4,400                  138,050
Central Louisiana Electric, Inc                                                                  4,000                  110,500
Saint Joseph Light & Power                                                                       1,000                   15,375
                                                                                                           ---------------------
                                                                                                                        283,550
                                                                                                           ---------------------
ELECTRICAL EQUIPMENT - 2.7%
Advanced Technology Material *                                                                   6,700                  115,575
American Residential Services *                                                                    400                   10,850
Applied Power, Inc. Class A                                                                      4,200                  166,425
Bolder Electrical Equipment *                                                                    1,000                   16,438
Encore Wire Corp. *                                                                              4,100                   70,725
Microchip Technology, Inc. *                                                                       200                   10,175
Silicon Valley Group, Inc. *                                                                       300                    6,019
                                                                                                           ---------------------
                                                                                                                        396,207
                                                                                                           ---------------------
ELECTRONICS - 2.1%
ESS Technology *                                                                                 1,300                   36,563
Flextronics International, Ltd *                                                                   500                   14,000
Input / Output, Inc. *                                                                           1,700                   31,450
Itron, Inc. *                                                                                    2,400                   42,600
Puma Technology, Inc. *                                                                            100                    1,700
SDL, Inc. *                                                                                      4,900                  128,625
WH Brady Co. Class A                                                                             2,400                   59,100
                                                                                                           ---------------------
                                                                                                                        314,038
                                                                                                           ---------------------
ENTERTAINMENT & LEISURE - 2.0%
Ascent Entertainment Group *                                                                     3,700                   59,663
Imax Corp. *                                                                                     1,800                   55,800
Johnson Worldwide Associates *                                                                   3,200                   42,400
SCP Pool Corp. *                                                                                 1,000                   20,750
WMS Industries, Inc. *                                                                           5,400                  108,000
                                                                                                           ---------------------
                                                                                                                        286,613
                                                                                                           ---------------------
ENVIRONMENTAL CONTROLS - 0.9%
Dames & Moore, Inc                                                                               6,600                   96,525
Sevenson Environmental Services                                                                  1,600                   29,200
                                                                                                           ---------------------
                                                                                                                        125,725
                                                                                                           ---------------------
FINANCIAL SERVICES - 1.9%
Charter One Financial, Inc                                                                         800                   33,600
Delta Financial Corp. *                                                                            300                    5,400
First Federal Financial Corp *                                                                   1,900                   41,800
Hambrecht & Quist Group *                                                                          700                   15,138
IMC Mortgage Co. *                                                                                 500                   16,750




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
Litchfield Financial Corp                                                                        2,030   $               29,943
Ocwen Financial Corp. *                                                                            100                    2,650
Pinnacle Financial Services                                                                      1,100                   25,988
Southwest Securities Group, Inc                                                                  4,300                   64,500
WFS Financial, Inc. *                                                                            2,000                   39,750
                                                                                                           ---------------------
                                                                                                                        275,519
                                                                                                           ---------------------
FOREST PRODUCTS & PAPER - 0.6%
Caraustar Industries, Inc                                                                        1,700                   56,525
Universal Forest Products, Inc                                                                   1,900                   25,175
                                                                                                           ---------------------
                                                                                                                         81,700
                                                                                                           ---------------------
HEALTH CARE PROVIDERS - 1.6%
Affymetrix, Inc. *                                                                                 700                   14,131
Diagnostic Health Services, Inc. *                                                               1,800                   14,400
Kapson Senior Quarters *                                                                         1,300                   10,400
Paracelsus Healthcare Corp. *                                                                    1,900                    6,888
Safety First, Inc. *                                                                             7,800                   79,950
Sierra Health Services, Inc. *                                                                   1,500                   36,938
Sterling House Corp. *                                                                           1,900                   16,625
Summit Care Corp. *                                                                              2,400                   39,300
Virus Research Institute, Inc. *                                                                 1,700                    9,775
                                                                                                           ---------------------
                                                                                                                        228,407
                                                                                                           ---------------------
HEAVY MACHINERY - 2.2%
Credence Systems Corp. *                                                                         1,400                   28,175
Dreco Energy Services Ltd Class A *                                                              2,000                   73,500
Greenfield Industries, Inc                                                                       1,300                   39,731
Idex Corp                                                                                        1,700                   67,788
Infocus Systems, Inc. *                                                                          1,300                   27,869
Kuhlman Corp                                                                                       600                   11,625
Measurex Corp                                                                                    2,900                   69,600
                                                                                                           ---------------------
                                                                                                                        318,288
                                                                                                           ---------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.9%
Aaron Rents, Inc. Class B                                                                        1,500                   17,813
Bush Industries Class A                                                                          2,600                   50,050
D.R. Horton, Inc. *                                                                             13,100                  142,463
Landec Corp. *                                                                                     200                    1,525
Micrel, Inc. *                                                                                   2,200                   69,575
                                                                                                           ---------------------
                                                                                                                        281,426
                                                                                                           ---------------------
HOUSEHOLD PRODUCTS - 0.6%
Libbey, Inc                                                                                      3,000                   83,625
                                                                                                           ---------------------




                       See notes to financial statements






COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 0.7%
ABC Rail Products Corp. *                                                                          700   $               13,913
Emergent Group, Inc. *                                                                             700                    7,350
Fisher Scientific                                                                                  500                   23,563
Hexcel Corp. *                                                                                   1,000                   16,250
Shaw Group, Inc. *                                                                                 600                   14,025
Strategic Distribution, Inc. *                                                                   3,100                   24,413
                                                                                                           ---------------------
                                                                                                                         99,514
                                                                                                           ---------------------
INSURANCE - 4.8%
Capital RE Corp                                                                                  8,400                  391,650
Chartwell RE Corp                                                                                1,500                   40,125
MMI Companies, Inc                                                                               4,900                  158,025
Renaissancere Holdings Ltd                                                                       3,900                  128,700
                                                                                                           ---------------------
                                                                                                                        718,500
                                                                                                           ---------------------
LODGING - 1.1%
Candlewood Hotel Co., Inc. *                                                                     2,400                   23,100
Doubletree Corp. *                                                                                 800                   36,000
Extended Stay America, Inc. *                                                                    4,900                   98,613
                                                                                                           ---------------------
                                                                                                                        157,713
                                                                                                           ---------------------
MEDIA - BROADCASTING & PUBLISHING - 2.9%
American Pad & Paper Co. *                                                                       4,700                  106,338
Banta Corp                                                                                       1,300                   29,738
Books-A-Million, Inc. *                                                                          2,900                   19,938
Consolidated Graphics, Inc. *                                                                    2,500                  140,000
Ditgital Generation Systems *                                                                      800                    6,700
Heartland Wireless Communications., Inc. *                                                       1,300                   17,063
Heritage Media Corp. Class A *                                                                   2,500                   28,125
K-III Communications Corp. *                                                                     2,400                   25,800
Norwood Promotional Products *                                                                   1,400                   25,550
SJW Corp                                                                                           500                   23,438
                                                                                                           ---------------------
                                                                                                                        422,690
                                                                                                           ---------------------
MEDICAL SUPPLIES - 3.5%
Aspen Technologies, Inc. *                                                                         200                   16,050
Cellpro, Inc. *                                                                                  3,700                   46,250
Eclipse Surgical Tech, Inc. *                                                                    1,200                   10,500
Heartstream, Inc. *                                                                              2,900                   36,250
Keravision, Inc. *                                                                               5,900                   81,125
Lifeline Systems, Inc. *                                                                           700                   12,206
Mariner Health Group, Inc. *                                                                     7,200                   59,850
Physio-Control International Corp. *                                                               800                   18,000
Research Medical, Inc. *                                                                         2,900                   66,700




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - CONTINUED
Sangstat Medical Corp. *                                                                         2,500   $               66,250
Sola International *                                                                             1,300                   49,400
Somatogen, Inc. *                                                                                4,400                   48,400
                                                                                                           ---------------------
                                                                                                                        510,981
                                                                                                           ---------------------
MEDICAL & BIO-TECHNOLOGY - 0.7%
Arqule, Inc. *                                                                                     600                    9,225
Sequana Therapeutics, Inc. *                                                                     2,600                   43,550
Sunrise Assisted Living, Inc. *                                                                    200                    5,575
Transkaryotic Therapies, Inc. *                                                                    200                    3,688
Tripos, Inc. *                                                                                   3,600                   42,300
                                                                                                           ---------------------
                                                                                                                        104,338
                                                                                                           ---------------------
METALS - 3.4%
Amcast Industrial Corp                                                                           1,900                   47,025
Commercial Metals Co                                                                             6,400                  192,800
Mueller Industries *                                                                             1,000                   38,500
Oregon Steel Mills                                                                               1,800                   30,150
Schnitzer Steel Inds., Inc. Class A                                                              1,900                   48,450
Steel Technologies, Inc                                                                         10,500                  139,125
                                                                                                           ---------------------
                                                                                                                        496,050
                                                                                                           ---------------------
MINING - 0.3%
Smith International *                                                                            1,000                   44,875
TPC Corp. *                                                                                        400                    3,600
                                                                                                           ---------------------
                                                                                                                         48,475
                                                                                                           ---------------------
OFFICE EQUIPMENT - 2.7%
Actel Corp. *                                                                                    5,200                  123,500
Acxiom Corp. *                                                                                   1,100                   26,400
Checkfree Corp. *                                                                                1,500                   25,688
Clarify, Inc. *                                                                                    100                    4,769
Forte Software, Inc *                                                                              500                   16,344
Gemstar International Group Ltd *                                                                  100                    1,750
Inso Corp. *                                                                                       800                   31,800
May & Speh, Inc. *                                                                               3,000                   36,750
Metatools, Inc. *                                                                                  800                    9,400
Nu-Kote Holding, Inc. *                                                                            900                    9,225
P-Com, Inc. *                                                                                    1,400                   41,475
Vanstar Corp. *                                                                                  1,700                   41,650
Winthrop Resources Corp                                                                            800                   23,000
                                                                                                           ---------------------
                                                                                                                        391,751
                                                                                                           ---------------------
OIL & GAS - 5.1%
Camco International, Inc                                                                         1,200                   55,350
Devon Energy Corp                                                                                1,600                   55,600




                       See notes to financial statements




COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS - CONTINUED
Flores & Rucks, Inc. *                                                                           1,800   $               95,850
K N Energy                                                                                       1,700                   66,725
Monterey Resources, Inc. *                                                                       1,900                   30,638
National-Oilwell, Inc. *                                                                         2,100                   64,575
New Jersey Resources Corp                                                                          200                    5,850
Newfield Exploration Co. *                                                                       2,600                   67,600
Providence Energy Corp                                                                           1,900                   33,250
Texas Meridian Resources Corp. *                                                                 2,800                   47,950
Trico Marine Services, Inc. *                                                                      700                   33,600
Ultramar Diamond Shamrock Corp                                                                     612                   19,355
United Cities Gas Co                                                                             3,900                   87,750
Vastar Resources, Inc                                                                            1,500                   57,000
Wicor, Inc                                                                                       1,000                   35,875
                                                                                                           ---------------------
                                                                                                                        756,968
                                                                                                           ---------------------
PHARMACEUTICALS - 3.0%
Agouron Pharmaceuticals, Inc. *                                                                    200                   13,550
Applied Analytical Industries., Inc. *                                                             700                   13,475
First Alliance Corp. *                                                                             200                    6,050
Houghten Pharmaceuticals *                                                                       2,500                   13,125
Hubco, Inc                                                                                       3,887                   95,232
Human Genome Sciences, Inc. *                                                                    2,300                   93,725
Idec Pharmaceuticals Corp. *                                                                       800                   19,000
Incyte Pharmaceuticals, Inc. *                                                                   1,100                   56,650
Medi-Ject Corp. *                                                                                3,000                   10,875
Onyx Pharmaceuticals, Inc. *                                                                     1,000                   11,125
Ventana Medical Systems *                                                                        2,600                   37,700
Vertex Pharmaceuticals, Inc. *                                                                   1,100                   44,275
Vical, Inc. *                                                                                    1,500                   24,750
                                                                                                           ---------------------
                                                                                                                        439,532
                                                                                                           ---------------------
REAL ESTATE - 9.1%
Amresco, Inc. *                                                                                  1,000                   26,750
Arden Realty Group, Inc                                                                          1,500                   41,625
Bay Apartment Communities                                                                        1,700                   61,200
Brandywine Realty Trust                                                                            600                   11,700
Cali Realty Corp                                                                                 1,800                   55,575
Capstone Capital Trust, Inc                                                                      3,700                   82,788
Chelsea GCA Realty, Inc                                                                          2,200                   76,175
Colonial Properties Trust                                                                        3,400                  103,275
Columbus Realty Trust                                                                            3,700                   84,175
Developers Divers Realty Corp                                                                    2,800                  103,950
Gables Residential Trust                                                                         3,200                   92,800





                       See notes to financial statements






COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - CONTINUED
Healthcare Realty Trust                                                                          2,400   $               63,600
Highwood Properties, Inc                                                                         2,300                   77,625
Liberty Property Trust                                                                           3,400                   87,550
Merry Land & Investment Co                                                                         800                   17,200
Oasis Residential, Inc                                                                           2,600                   59,150
Patriot American Hospitality                                                                     1,800                   77,625
Price REIT, Inc                                                                                  1,100                   42,350
Public Storage, Inc                                                                              2,400                   74,400
Starwood Lodging Trust                                                                           1,500                   82,688
Weeks Corp                                                                                         700                   23,275
                                                                                                           ---------------------
                                                                                                                      1,345,476
                                                                                                           ---------------------
RESTAURANTS - 0.7%
Landry's Seafood Restaurants *                                                                   2,200                   47,025
Nimbus CD International, Inc. *                                                                  3,000                   25,500
Papa John's International., Inc. *                                                                 750                   25,313
PJ America, Inc. *                                                                                 100                    1,800
Planet Hollywood International *                                                                   100                    1,975
                                                                                                           ---------------------
                                                                                                                        101,613
                                                                                                           ---------------------
RETAILERS - 2.5%
BMC West Corp. *                                                                                   600                    7,350
Catherines Stores Corp. *                                                                        3,800                   20,900
Charming Shoppes, Inc. *                                                                         5,700                   28,856
Delia's, Inc. *                                                                                    100                    1,969
Dominick's Supermarkets *                                                                          700                   15,225
Duckwall-Alco Stores, Inc. *                                                                       600                    8,475
French Fragrances, Inc. *                                                                        2,500                   19,375
Garden Ridge Corp. *                                                                             6,800                   58,650
Lazare Kaplan International *                                                                    1,000                   17,125
Linens 'N Things, Inc. *                                                                         1,800                   35,325
Loehmann's, Inc. *                                                                               1,000                   23,000
One Price Clothing Stores *                                                                      2,400                    6,900
Pacific Sunwear of California *                                                                    400                   10,275
Party City Corp *                                                                                1,800                   30,150
Penn Traffic Co. *                                                                               5,400                   19,575
Stage Stores, Inc. *                                                                             1,000                   18,250
Urban Outfitters, Inc. *                                                                         3,500                   45,500
                                                                                                           ---------------------
                                                                                                                        366,900
                                                                                                           ---------------------
TEXTILES, CLOTHING & FABRICS - 0.7%
Ashworth Inc. *                                                                                  1,500                    8,484
Collins & Aikman Corp. *                                                                         7,300                   45,625
Wolverine World Wide                                                                               950                   27,550
Worldtex, Inc. *                                                                                 1,800                   15,975
                                                                                                           ---------------------
                                                                                                                         97,634
                                                                                                           ---------------------




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
Allied Holdings, Inc. *                                                                            500   $                3,875
American Freightways Corp. *                                                                     4,500                   50,063
Caliber Systems, Inc                                                                             1,000                   19,250
Genesee & Wyoming Inc., Class A *                                                                1,700                   59,075
Rollins Truck Leasing Corp                                                                       6,900                   87,113
USA Truck, Inc. *                                                                                1,000                    8,000
Werner Enterprises, Inc                                                                          2,800                   50,750
Willis Lease Finance Corp. *                                                                       900                   11,419
                                                                                                           ---------------------
                                                                                                                        289,545
                                                                                                           ---------------------
WATER COMPANIES - 1.2%
Aquarion Co                                                                                        500                   13,938
Culligan Water Technologies *                                                                    1,400                   56,700
E-Town Corp                                                                                      1,800                   56,925
Southern California Water Co                                                                     1,900                   41,325
                                                                                                           ---------------------
                                                                                                                        168,888
                                                                                                           ---------------------

Total Common and Preferred Stocks (Cost $12,884,617)                                                                 13,382,969
                                                                                                           ---------------------

TOTAL INVESTMENTS - 91.3%
(Cost $12,884,617)                                                                                                   13,382,969

Other Assets and Liabilities (net) -  8.7%                                                                            1,267,710
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           14,650,679
                                                                                                           =====================



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.


                        See notes to financial statements









COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                           COUPON       MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - 95.1%
                   ASSET BACKED SECURITIES - 17.8%
      $150,000     Caterpillar Financial Asset Trust                                      6.300%      05/25/02      $      150,237
       100,000     Chase Manhattan Credit Card Master Trust                               7.040%      02/15/04             102,621
       100,000     First Omni Bank Credit Card Master Trust                               6.650%      09/15/03             101,155
       200,000     Nationsbank Auto Owner Trust                                           6.125%      07/15/99             201,204
       175,000     Premier Auto Trust                                                     6.150%      03/06/00             175,378
       100,000     Sears Credit Account Master Trust                                      6.500%      10/15/03             101,012
       100,000     World Omni Auto Lease Sec. Trust                                       6.300%      06/25/02             100,715
       100,000     World Omni Auto Lease Sec. Trust                                       5.950%      11/15/02             100,346
                                                                                                              ---------------------
                                                                                                                         1,032,668
                                                                                                              ---------------------
                   CORPORATE BONDS - 11.4%
       100,000     ABN Amro Bank NV (Chicago)                                             7.550%      06/28/06             103,588
        60,000     Banc One Corp                                                          7.625%      10/15/26              60,549
       100,000     Columbia Gas System                                                    7.620%      11/28/25              97,552
       100,000     Midland Bank PLC                                                       7.625%      06/15/06             103,456
        60,000     Nationsbank Corp                                                       7.250%      10/15/25              57,900
       100,000     NGC Corporation                                                        7.625%      10/15/26             102,187
        40,000     Tele-Communications, Inc                                               7.875%      02/15/26              34,689
       100,000     Trans Financial Bank N.A                                               6.320%      10/17/97              99,890
                                                                                                              ---------------------
                                                                                                                           659,811
                                                                                                              ---------------------
                   MEDIUM TERM SECURITIES - 9.5%
       200,000     Ford Motor Credit                                                      7.470%      07/29/99             205,350
       200,000     General Motors Acceptance Corp                                         6.700%      06/24/99             201,991
       150,000     Nationsbank Corp                                                       5.750%      01/25/01             145,749
                                                                                                              ---------------------
                                                                                                                           553,090
                                                                                                              ---------------------
                   MORTGAGED BACK SECURITIES - 29.3%
        86,223     Federal Home Loan Mortgage Corp                                        8.500%      08/01/26              89,429
       131,074     Federal National Mortgage Association                                  9.000%      05/01/25             138,283
        73,668     Federal National Mortgage Association                                  7.500%      09/01/25              73,737
       199,453     Federal National Mortgage Association                                  6.500%      02/01/26             190,540
       149,972     Federal National Mortgage Association                                  6.000%      02/01/26             139,427
       226,856     Federal National Mortgage Association                                  7.000%      07/01/26             222,248
       100,000     Government National Mortgage Assn                                      9.000%      01/01/16             107,250
       201,999     Government National Mortgage Assn                                      7.500%      09/15/25             203,524
       236,782     Government National Mortgage Assn                                      7.500%      03/15/26             237,223
       200,526     Government National Mortgage Assn                                      7.000%      04/15/26             196,453
        98,559     Government National Mortgage Assn                                      8.000%      08/15/26             100,653
                                                                                                              ---------------------
                                                                                                                         1,698,767
                                                                                                              ---------------------
                   COLLATERALIZED MORTGAGE OBLIGATIONS - 5.1%
       150,000     Federal Home Loan Mortgage Corp 1694 PQ (PAC)                          6.500%      09/15/23(a)          146,063
       150,000     Federal National Mortgage Association 1993-78 G (PAC)                  6.500%      11/25/07(a)          147,617
                                                                                                              ---------------------
                                                                                                                           293,680
                                                                                                              ---------------------
                   U.S. TREASURY SECURITIES - 22.0%
        75,000     U.S. Treasury Note                                                     6.250%      05/31/00              75,352
        80,000     U.S. Treasury Note                                                     6.250%      04/30/01              80,200
       100,000     U.S. Treasury Note                                                     6.625%      06/30/01             101,625
       100,000     U.S. Treasury Note                                                     6.625%      07/31/01             101,625
       160,000     U.S. Treasury Note                                                     5.875%      02/15/04             155,850
       345,000     U.S. Treasury Note                                                     7.500%      02/15/05             369,150
       150,000     U.S. Treasury Note                                                     6.500%      05/15/05             151,125
       110,000     U.S. Treasury Note                                                     6.875%      05/15/06             113,438
       130,000     U.S. Treasury Note                                                     6.750%      08/15/26             130,934
                                                                                                              ---------------------
                                                                                                                         1,279,299
                                                                                                              ---------------------

                   Total Domestic Bonds and Debt Securities (Cost $5,462,532)                                            5,517,315
                                                                                                              ---------------------




                        See notes to financial statements





COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                           COUPON       MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   FOREIGN BONDS AND DEBT SECURITIES - 2.9%
                   CANADA - 2.1%
      $100,000     Hydro - Quebec (U.S.$)                                                 9.500%      11/15/30   $         123,232

                   ITALY - 0.8%
        50,000     Italy Global Bond (U.S.$)                                              6.875%      09/27/23              47,735
                                                                                                              ---------------------


                   Total Foreign Bonds and Debt Securities (Cost $162,013)                                                 170,967
                                                                                                              ---------------------

                   TOTAL INVESTMENTS - 98.0%
                   (Cost $5,624,545)                                                                                     5,688,282

                   Other Assets and Liabilities (net) -  2.0%                                                              113,766
                                                                                                              ---------------------

                   TOTAL NET ASSETS - 100.0%                                                                $            5,802,048
                                                                                                              =====================


                   Portfolio Footnotes:

                   (a) The estimated maturity of a collateralized mortgage obligation ("CMO") is based on current and projected prepayment rates. Change in interest rates can cause the estimated maturity to differ from the listed date.





                        See notes to financial statements








COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 98.8%
AEROSPACE & DEFENSE - 6.9%
AlliedSignal, Inc                                                                                5,000   $              335,166
Boeing Co                                                                                        1,600                  170,200
Coltec Industries *                                                                              6,800                  128,331
General Motors Corp. Class H (Hughes Electronics)                                                8,300                  467,131
Rohr, Inc. *                                                                                    24,400                  551,993
                                                                                                           ---------------------
                                                                                                                      1,652,821
                                                                                                           ---------------------
AUTOMOTIVE - 2.4%
General Motors Corp                                                                             10,400                  579,831
                                                                                                           ---------------------

BANKING - 5.1%
Banc One Corp                                                                                      100                    4,300
Boatmens Bancshares, Inc                                                                         3,800                  244,919
Corestates Financial Corp                                                                        3,555                  184,469
Crestar Financial Corp                                                                           1,100                   81,813
First Chicago NBD Corp                                                                           4,200                  225,791
Firstar Corp                                                                                     2,100                  110,250
Great Western Financial                                                                         12,400                  359,759
                                                                                                           ---------------------
                                                                                                                      1,211,301
                                                                                                           ---------------------
BEVERAGES, FOOD & TOBACCO - 6.8%
CPC International, Inc                                                                           1,500                  116,250
Kellogg Co                                                                                       2,900                  190,453
Pepsico, Inc                                                                                     6,800                  199,005
Philip Morris Companies, Inc                                                                     4,700                  529,616
Unilever                                                                                         3,300                  578,391
                                                                                                           ---------------------
                                                                                                                      1,613,715
                                                                                                           ---------------------
BUILDING MATERIALS - 1.0%
Owens Corning                                                                                    5,840                  248,933
                                                                                                           ---------------------

CHEMICALS - 4.6%
Albemarle Corp                                                                                  16,300                  295,277
Crompton & Knowles Corp                                                                          6,200                  119,353
Du Pont (E.I.) De Nemours                                                                        5,700                  537,891
Union Carbide Corp                                                                               3,400                  138,975
                                                                                                           ---------------------
                                                                                                                      1,091,496
                                                                                                           ---------------------
COMMUNICATIONS - 6.1%
Lucent Technologies                                                                                100                    4,625
MCI Communications Corp                                                                         12,400                  405,494
SBC Communications, Inc                                                                          2,000                  103,500
Tele-Communications, Inc. Series A *                                                            50,300                  657,250
Worldcom, Inc. *                                                                                10,900                  284,044
                                                                                                           ---------------------
                                                                                                                      1,454,913
                                                                                                           ---------------------


                       See notes to financial statements





COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 2.3%
Cisco Systems, Inc. *                                                                            6,700   $              426,488
Learning Co., Inc. *                                                                             7,800                  111,681
                                                                                                           ---------------------
                                                                                                                        538,169
                                                                                                           ---------------------
COMPUTERS & INFORMATION - 5.1%
Compaq Computer *                                                                                2,400                  178,278
Intel Corp                                                                                       2,400                  314,456
International Business Machines Corp                                                             2,100                  317,100
Read-Rite Corp. *                                                                                8,400                  212,000
Sun Microsystems, Inc. *                                                                         7,440                  191,128
                                                                                                           ---------------------
                                                                                                                      1,212,962
                                                                                                           ---------------------
ELECTRIC UTILITIES - 2.8%
Consolidated Edison of N.Y                                                                       7,500                  219,431
Dominion Resources, Inc                                                                          5,000                  192,503
New England Electric System                                                                      3,600                  125,566
Pacific Gas & Electric                                                                           6,700                  140,731
                                                                                                           ---------------------
                                                                                                                        678,231
                                                                                                           ---------------------
ELECTRONICS - 1.6%
Anixter International, Inc. *                                                                   12,300                  198,338
Perkin-Elmer Corp                                                                                3,100                  182,541
                                                                                                           ---------------------
                                                                                                                        380,879
                                                                                                           ---------------------
ENTERTAINMENT & LEISURE - 1.8%
International Game Technology                                                                    7,500                  136,831
Time Warner, Inc                                                                                 8,100                  303,781
                                                                                                           ---------------------
                                                                                                                        440,612
                                                                                                           ---------------------
ENVIRONMENTAL CONTROLS - 2.6%
Wheelabrator Technologies, Inc                                                                  17,100                  277,687
WMX Technologies, Inc                                                                           10,200                  333,031
                                                                                                           ---------------------
                                                                                                                        610,718
                                                                                                           ---------------------
FINANCIAL SERVICES - 6.2%
Advanta Corporation                                                                              4,000                  163,513
A.G. Edwards, Inc                                                                                4,720                  158,776
Bear Stearns Companies, Inc                                                                     16,200                  451,737
Dean Witter Discover & Co                                                                        6,080                  402,978
Salomon, Inc                                                                                     6,500                  306,378
                                                                                                           ---------------------
                                                                                                                      1,483,382
                                                                                                           ---------------------
HEALTH CARE PROVIDERS - 3.1%
Columbia / HCA Healthcare Corp                                                                  11,650                  474,859
United Healthcare Corp                                                                           6,100                  274,517
                                                                                                           ---------------------
                                                                                                                        749,376
                                                                                                           ---------------------
HEAVY MACHINERY - 3.2%
Cooper Industries, Inc                                                                          18,200                  766,487
                                                                                                           ---------------------


                        See notes to financial statements







COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.5%
Procter & Gamble Co                                                                              5,500   $              591,416
                                                                                                           ---------------------

INDUSTRIAL - DIVERSIFIED - 1.0%
Temple Inland, Inc                                                                               4,400                  238,141
                                                                                                           ---------------------

INSURANCE - 3.9%
Capital RE Corp                                                                                  6,700                  312,319
Providian Corp                                                                                  11,800                  606,369
                                                                                                           ---------------------
                                                                                                                        918,688
                                                                                                           ---------------------
MEDIA - BROADCASTING & PUBLISHING - 1.1%
General Instrument Corp. *                                                                       9,500                  205,469
TCI Satellite Entertainment Inc., Class A *                                                      4,990                   49,619
                                                                                                           ---------------------
                                                                                                                        255,088
                                                                                                           ---------------------
MEDICAL SUPPLIES - 0.6%
Forest Laboratories, Inc. *                                                                      4,320                  141,480
                                                                                                           ---------------------

METALS - 0.6%
Allegheny Teledyne, Inc                                                                          6,373                  146,595
                                                                                                           ---------------------

OFFICE EQUIPMENT - 2.5%
EMC Corp. *                                                                                     10,450                  346,237
Xerox Corp                                                                                       4,800                  252,641
                                                                                                           ---------------------
                                                                                                                        598,878
                                                                                                           ---------------------
OIL & GAS - 9.7%
Anadarko Petroleum Corp                                                                          3,100                  200,541
Ashland, Inc                                                                                     4,800                  210,616
British Petroleum Co. PLC                                                                        3,311                  468,133
Chevron Corp                                                                                     1,800                  117,000
Exxon Corp                                                                                       8,000                  784,331
Transcanada Pipeline Ltd                                                                         5,500                   96,266
Ultramar Diamond Shamrock Corp                                                                   9,343                  295,472
Union Pacific Resources Group                                                                    4,010                  117,283
                                                                                                           ---------------------
                                                                                                                      2,289,642
                                                                                                           ---------------------
PHARMACEUTICALS - 4.8%
Bristol-Myers Squibb Co                                                                          3,600                  391,703
Schering-Plough Corp                                                                             1,600                  103,600
Warner Lambert Co                                                                                8,800                  660,381
                                                                                                           ---------------------
                                                                                                                      1,155,684
                                                                                                           ---------------------


                       See notes to financial statements






COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
RETAILERS - 4.1%
General Nutrition Co., Inc. *                                                                   14,500   $              246,500
Toys "R" Us, Inc. Holding Co. *                                                                  6,700                  201,081
Wal-Mart Stores, Inc                                                                            22,900                  523,978
                                                                                                           ---------------------
                                                                                                                        971,559
                                                                                                           ---------------------
TELEPHONE SYSTEMS - 2.5%
NYNEX Corp                                                                                       7,900                  380,444
Sprint Corp                                                                                        100                    3,988
U.S. West, Inc                                                                                   6,900                  222,581
                                                                                                           ---------------------
                                                                                                                        607,013
                                                                                                           ---------------------
TEXTILES, CLOTHING & FABRICS - 1.4%
Collins & Aikman Corp. *                                                                        53,030                  331,324
                                                                                                           ---------------------

TRANSPORTATION - 2.5%
Consolidated Freightways Corp. *                                                                 5,300                   47,063
Consolidated Freightways, Inc                                                                   10,800                  240,281
Union Pacific Corp                                                                               5,200                  312,766
                                                                                                           ---------------------
                                                                                                                        600,110
                                                                                                           ---------------------

Total Common and Preferred Stocks (Cost $22,504,869)                                                                 23,559,444
                                                                                                           ---------------------
TOTAL INVESTMENTS - 98.8%
(Cost $22,504,869)                                                                                                   23,559,444

Other Assets and Liabilities (net) -  1.2%                                                                              274,475
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           23,833,919
                                                                                                           =====================


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                        See notes to financial statements






COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 102.3%
AEROSPACE & DEFENSE - 5.1%
AlliedSignal, Inc                                                                                2,800   $              187,600
Boeing Co                                                                                        2,800                  297,850
Coltec Industries *                                                                                300                    5,663
Cummins Engine Co., Inc                                                                            300                   13,800
General Dynamics                                                                                   300                   21,150
General Motors Corp. Class H (Hughes Electric)                                                   3,300                  185,625
Lockheed Martin Corp                                                                               700                   64,050
McDonnell Douglas Corp                                                                             700                   44,800
Newport News Shipbuilding, Inc. *                                                                  340                    5,100
Raytheon Co                                                                                        600                   28,875
                                                                                                           ---------------------
                                                                                                                        854,513
                                                                                                           ---------------------
AIRLINES - 0.4%
AMR Corp. *                                                                                        400                   35,250
Comair Holdings, Inc                                                                               200                    4,838
Delta Air Lines, Inc                                                                               100                    7,088
Southwest Airlines, Inc                                                                            700                   15,488
                                                                                                           ---------------------
                                                                                                                         62,664
                                                                                                           ---------------------
AUTOMOTIVE - 2.8%
AutoZone, Inc. *                                                                                   900                   24,750
Cooper Tire & Rubber Co                                                                            400                    7,900
Eaton Corp                                                                                         600                   41,850
Ford Motor Co                                                                                    5,200                  165,750
General Motors Corp                                                                              3,200                  178,400
Goodyear Tire & Rubber Co                                                                          400                   20,550
Lear Corp. *                                                                                       300                   10,238
Paccar, Inc                                                                                        200                   13,600
                                                                                                           ---------------------
                                                                                                                        463,038
                                                                                                           ---------------------
BANKING - 8.4%
Banc One Corp                                                                                    2,200                   94,600
Bancorp Hawaii, Inc                                                                                200                    8,400
Bankamerica Corp                                                                                 2,000                  199,500
Beneficial Corp                                                                                    300                   19,013
Boatmens Bancshares, Inc                                                                         1,000                   64,438
Central Fidelity Banks, Inc                                                                        300                    7,725
Citicorp                                                                                         2,200                  226,600
Corestates Financial Corp                                                                        1,200                   62,250
Crestar Financial Corp                                                                             200                   14,875
Deposit Guaranty Corp                                                                              200                    6,200
Dime Bancorp, Inc. *                                                                               600                    8,850
First Chicago NBD Corp                                                                           1,700                   91,375



                        See notes to financial statements






COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
BANKING - CONTINUED
First Tennessee National Corp                                                                      400   $               15,000
First Union Corp. New England                                                                    1,500                  111,000
First Virginia Banks, Inc                                                                          200                    9,575
Firstar Corp                                                                                       400                   21,000
Fleet Financial Group, Inc                                                                       1,400                   69,825
Golden West Financial Corp                                                                         300                   18,938
Great Western Financial                                                                            700                   20,300
Greenpoint Financial Corp                                                                          300                   14,175
H. F. Ahmanson & Co                                                                                600                   19,500
Mark Twain Bancshares, Inc                                                                         300                   14,625
Nationsbank Corp                                                                                 1,600                  156,400
PNC Bank Corp                                                                                    1,600                   60,200
Republic New York Corp                                                                             300                   24,488
Signet Banking Corp                                                                                300                    9,225
Standard Federal Bancorp                                                                           200                   11,375
TCF Financial Corp                                                                                 200                    8,700
Washington Federal, Inc                                                                            200                    5,250
Washington Mutual, Inc                                                                             400                   17,325
                                                                                                           ---------------------
                                                                                                                      1,410,727
                                                                                                           ---------------------
BEVERAGES, FOOD & TOBACCO - 8.7%
Anheuser Busch                                                                                   2,000                   80,000
Coca-Cola Co                                                                                     4,100                  215,763
CPC International, Inc                                                                             800                   62,000
General Mills Co                                                                                   300                   19,013
Kellogg Co                                                                                       1,200                   78,750
Nabisco Holdings Corp. Class A                                                                     300                   11,663
Pepsico, Inc                                                                                     8,700                  254,475
Philip Morris Companies, Inc                                                                     4,200                  473,025
Pioneer Hi-Bred International                                                                      200                   14,000
Ralston Purina Group                                                                               600                   44,025
Sara Lee Corp                                                                                    1,200                   44,700
Unilever                                                                                           900                  157,725
                                                                                                           ---------------------
                                                                                                                      1,455,139
                                                                                                           ---------------------
BUILDING MATERIALS - 0.2%
Owens Corning                                                                                      600                   25,575
USG Corp. *                                                                                        300                   10,163
                                                                                                           ---------------------
                                                                                                                         35,738
                                                                                                           ---------------------
CHEMICALS - 3.1%
Albemarle Corp                                                                                     300                    5,438
Crompton & Knowles Corp                                                                            400                    7,700
Cytec Industries, Inc. *                                                                           300                   12,188




                        See notes to financial statements





COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - CONTINUED
Dow Chemical Co                                                                                  1,300   $              101,888
Du Pont (E.I.) De Nemours                                                                        2,900                  273,688
Georgia Gulf Corp                                                                                  200                    5,375
IMC Global, Inc                                                                                    500                   19,563
International Flavors & Fragrances                                                                 600                   27,000
Lyondell Petro Chemical                                                                            400                    8,800
Morton International, Inc                                                                          200                    8,150
Rohm & Haas Co                                                                                     300                   24,488
Union Carbide Corp                                                                                 700                   28,613
                                                                                                           ---------------------
                                                                                                                        522,891
                                                                                                           ---------------------
COMMERCIAL SERVICES - 0.2%
Service Corp. International                                                                      1,400                   39,200
                                                                                                           ---------------------

COMMUNICATIONS - 2.4%
360 Communications Co.*                                                                            400                    9,250
Airtouch Communications, Inc. *                                                                  3,100                   78,275
Cox Communications Class A *                                                                       300                    6,938
Lucent Technologies                                                                              1,400                   64,750
MCI Communications Corp                                                                          2,800                   91,525
Paging Network, Inc. *                                                                             500                    7,625
SBC Communications, Inc                                                                            200                   10,350
Tele-Communications, Inc. Series A *                                                             3,700                   48,331
Worldcom, Inc. *                                                                                 3,570                   93,043
                                                                                                           ---------------------
                                                                                                                        410,087
                                                                                                           ---------------------
COMPUTER SOFTWARE & PROCESSING - 3.2%
Autodesk, Inc                                                                                      200                    5,600
Cisco Systems, Inc. *                                                                            3,300                  209,963
First Data Corp                                                                                  2,400                   87,600
Intuit, Inc. *                                                                                     100                    3,175
Learning Co., Inc. *                                                                               200                    2,863
Microsoft Corp. *                                                                                1,200                   99,150
Oracle Corp. *                                                                                   3,100                  129,425
                                                                                                           ---------------------
                                                                                                                        537,776
                                                                                                           ---------------------
COMPUTERS & INFORMATION - 6.3%
Compaq Computer *                                                                                1,300                   96,525
Gateway 2000, Inc. *                                                                               400                   21,425
Intel Corporation                                                                                3,800                  497,522
International Business Machines Corp                                                             2,400                  362,400
Read-Rite Corp. *                                                                                  200                    5,050
Silicon Graphics *                                                                                 800                   20,400
Sun Microsystems, Inc. *                                                                         2,000                   51,375
                                                                                                           ---------------------
                                                                                                                      1,054,697
                                                                                                           ---------------------



                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.2%
Avon Products, Inc                                                                                 300   $               17,138
Ecolab, Inc                                                                                        300                   11,288
                                                                                                           ---------------------
                                                                                                                         28,426
                                                                                                           ---------------------
ELECTRIC UTILITIES - 2.8%
Allegheny Power System, Inc                                                                        500                   15,188
Baltimore Gas and Electric                                                                         600                   16,050
Central & South West Corp                                                                          600                   15,375
Cinergy Corp                                                                                       600                   20,025
Consolidated Edison of N.Y                                                                       1,000                   29,250
Dominion Resources, Inc                                                                            700                   26,950
Edison International                                                                             1,800                   35,775
Entergy Corp                                                                                       500                   13,875
GPU, Inc                                                                                           400                   13,450
Houston Industries, Inc                                                                            200                    4,525
Illinova Corp                                                                                      300                    8,250
New England Electric System                                                                        300                   10,463
Northeast Utilities                                                                                500                    6,625
Northern States Power Co                                                                           600                   27,525
P P & L Resources, Inc                                                                             700                   16,100
Pacific Gas & Electric                                                                           1,700                   35,700
Pinnacle West Capital Corp                                                                         400                   12,700
Portland General Electric                                                                          700                   29,400
Potomac Electric Power                                                                           1,000                   25,750
Southern Co                                                                                      2,800                   63,350
Teco Energy                                                                                        100                    2,413
Unicom Corp                                                                                        900                   24,413
Union Electric Co                                                                                  100                    3,850
Western Resources, Inc                                                                             300                    9,263
                                                                                                           ---------------------
                                                                                                                        466,265
                                                                                                           ---------------------
ELECTRICAL EQUIPMENT - 2.6%
Applied Materials, Inc. *                                                                        1,000                   35,938
Emerson Electric                                                                                   100                    9,675
General Electric Co                                                                              3,200                  316,400
Grainger W.W., Inc                                                                                 400                   32,100
Raychem Corp                                                                                       300                   24,038
Scientific Atlanta, Inc                                                                            400                    6,000
Symbol Technologies, Inc. *                                                                        200                    8,850
                                                                                                           ---------------------
                                                                                                                        433,001
                                                                                                           ---------------------



                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.0%
Altera Corp. *                                                                                     200   $               14,538
Anixter International, Inc. *                                                                      300                    4,838
Input / Output, Inc. *                                                                             200                    3,700
Johnson Controls                                                                                   500                   41,438
National Semiconductor Corp. *                                                                     700                   17,063
Perkin-Elmer Corp                                                                                  600                   35,325
Sensormatic Electronics Corp                                                                       400                    6,700
Texas Instruments                                                                                  700                   44,625
Xilinx, Inc. *                                                                                     300                   11,044
                                                                                                           ---------------------
                                                                                                                        179,271
                                                                                                           ---------------------
ENTERTAINMENT & LEISURE - 3.0%
Carnival Corp                                                                                    1,200                   39,600
Circus Circus Enterprises, Inc. *                                                                  600                   20,625
Grand Casinos, Inc. *                                                                              200                    2,700
Harrah's Entertainment, Inc. *                                                                     500                    9,938
Mattel                                                                                           1,100                   30,525
MGM Grand, Inc. *                                                                                  300                   10,463
Mirage Resorts, Inc. *                                                                           1,000                   21,625
Time Warner, Inc                                                                                 3,100                  116,250
Viacom Inc. Class B *                                                                            2,000                   69,750
Walt Disney Co                                                                                   2,500                  174,063
                                                                                                           ---------------------
                                                                                                                        495,539
                                                                                                           ---------------------
ENVIRONMENTAL CONTROLS - 0.9%
WMX Technologies, Inc                                                                            4,700                  153,338
                                                                                                           ---------------------

FINANCIAL SERVICES - 2.8%
Advanta Corp                                                                                       100                    4,088
American General Corp                                                                            1,900                   77,663
A.G. Edwards, Inc                                                                                  300                   10,088
Bear Stearns Companies,Inc                                                                         600                   16,725
Charter One Financial, Inc                                                                         200                    8,400
Contifinancial Corp. *                                                                             200                    7,225
Dean Witter Discover & Co                                                                          900                   59,625
Federal National Mortgage Association                                                            4,000                  149,000
First USA, Inc                                                                                     600                   20,775
Lehman Brothers Holding, Inc                                                                       500                   15,688
Mercury Financial Co                                                                             1,000                   12,250
Merrill Lynch & Co., Inc                                                                           200                   16,300
Morgan Stanley Group, Inc                                                                          100                    5,713
Paine Webber, Inc                                                                                  500                   14,063


                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
Regions Financial Corp                                                                             300   $               15,506
Salomon, Inc                                                                                       600                   28,275
The Money Store, Inc                                                                               300                    8,325
Wilmington Trust Corp                                                                              200                    7,900
                                                                                                           ---------------------
                                                                                                                        477,609
                                                                                                           ---------------------
FOREST PRODUCTS & PAPER - 0.9%
Boise Cascade Corp                                                                                 400                   12,700
Bowater, Inc                                                                                       400                   15,050
Champion International                                                                             900                   38,925
Louisiana Pacific Corp                                                                           1,100                   23,238
Mead Corp                                                                                          500                   29,063
Weyerhauser Co                                                                                     500                   23,688
                                                                                                           ---------------------
                                                                                                                        142,664
                                                                                                           ---------------------
HEALTH CARE PROVIDERS - 2.9%
Apria Healthcare Group *                                                                           700                   13,125
Columbia / HCA Healthcare Corp                                                                   6,500                  264,875
Health Management Associates *                                                                   1,300                   29,250
Tenet Healthcare Corp. *                                                                         2,700                   59,063
United Healthcare Corp                                                                           2,300                  103,500
Vivra, Inc. *                                                                                      500                   13,813
                                                                                                           ---------------------
                                                                                                                        483,626
                                                                                                           ---------------------
HEAVY CONSTRUCTION - 0.0%
Foster Wheeler Corp                                                                                200                    7,425
                                                                                                           ---------------------

HEAVY MACHINERY - 1.1%
Caterpiller Tractor, Inc                                                                         1,400                  105,350
Cooper Industries, Inc                                                                             800                   33,700
Ingersoll Rand Co                                                                                  500                   22,250
Parker-Hannifin Corp                                                                               500                   19,375
                                                                                                           ---------------------
                                                                                                                        180,675
                                                                                                           ---------------------
HOUSEHOLD PRODUCTS - 3.5%
Black & Decker Corp                                                                                900                   27,113
Colgate-Palmolive Co                                                                               800                   73,800
Procter & Gamble Co                                                                              3,800                  408,500
Rubbermaid, Inc                                                                                  1,600                   36,400
Whirlpool Corp                                                                                     800                   37,300
                                                                                                           ---------------------
                                                                                                                        583,113
                                                                                                           ---------------------




                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 1.9%
Baker Hughes, Inc                                                                                  500   $               17,250
ITT Corp. *                                                                                        600                   26,025
ITT Hartford Group, Inc                                                                          1,100                   74,250
ITT Industries, Inc                                                                                700                   17,150
Temple Inland, Inc                                                                                 500                   27,063
Tenneco, Inc. *                                                                                  1,700                   76,713
Trinova Corp                                                                                       200                    7,275
Tyco Lab                                                                                         1,500                   79,313
                                                                                                           ---------------------
                                                                                                                        325,039
                                                                                                           ---------------------
INSURANCE - 3.3%
Chubb Corp                                                                                       1,600                   86,000
Cigna Corp                                                                                         700                   95,638
Lincoln National Corp                                                                            1,000                   52,500
MBIA, Inc                                                                                          400                   40,500
Mercury General Corp                                                                               300                   15,806
Ohio Casualty Corp                                                                                 300                   10,725
Providian Corp                                                                                     900                   46,238
Safeco Corp                                                                                      1,200                   47,325
St. Paul Cos                                                                                       800                   46,900
The PMI Group, Inc                                                                                 300                   16,613
Torchmark Corp                                                                                     600                   30,300
Transamerica Corp                                                                                  600                   47,400
US Life Corp                                                                                       300                    9,975
                                                                                                           ---------------------
                                                                                                                        545,920
                                                                                                           ---------------------
LODGING - 0.5%
Choice Hotels *                                                                                    700                   12,338
Extended Stay America, Inc. *                                                                      300                    6,038
Hilton Hotels                                                                                    2,200                   57,475
                                                                                                           ---------------------
                                                                                                                         75,851
                                                                                                           ---------------------
MEDIA - BROADCASTING & PUBLISHING - 0.9%
Comcast Corp                                                                                     2,000                   35,625
General Instrument Corp. *                                                                         700                   15,138
R.R. Donnelley & Sons                                                                              900                   28,238
TCI Satellite Entertainment Inc. Class A *                                                         370                    3,677
U.S. West Media Group *                                                                          3,700                   68,450
                                                                                                           ---------------------
                                                                                                                        151,128
                                                                                                           ---------------------
MEDICAL SUPPLIES - 0.7%
Bard C.R                                                                                           700                   19,600
Bausch & Lomb, Inc                                                                                 700                   24,500
Forest Laboratories, Inc. *                                                                        400                   13,100


                       See notes to financial statements







COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - CONTINUED
Humana, Inc. *                                                                                   2,200   $               42,075
Manor Care, Inc                                                                                    800                   21,600
                                                                                                           ---------------------
                                                                                                                        120,875
                                                                                                           ---------------------
METALS - 1.5%
Allegheny Teledyne, Inc                                                                          1,300                   29,900
Aluminum Company of America                                                                      1,400                   89,250
Bethlehem Steel Corp. *                                                                            900                    8,100
Freeport-McMoran                                                                                   500                   14,938
Inland Steel Industries, Inc                                                                       400                    8,000
Nucor Corp                                                                                         600                   30,600
Phelps Dodge Corp                                                                                  400                   27,000
Reynolds Metals Co                                                                                 500                   28,188
USX-U.S. Steel Group, Inc                                                                          500                   15,688
Worthington Industries, Inc                                                                        200                    3,764
                                                                                                           ---------------------
                                                                                                                        255,428
                                                                                                           ---------------------
MINING - 0.1%
Inco Ltd                                                                                           100                    3,188
Smith International *                                                                              200                    8,975
                                                                                                           ---------------------
                                                                                                                         12,163
                                                                                                           ---------------------
OFFICE EQUIPMENT - 2.5%
Bay Networks *                                                                                     800                   16,700
EMC Corp. *                                                                                      1,300                   43,063
Harris Corp., Inc                                                                                  200                   13,725
Hewlett-Packard Co                                                                               4,800                  241,200
Ryder System                                                                                       400                   11,250
Xerox Corp                                                                                       1,700                   89,463
                                                                                                           ---------------------
                                                                                                                        415,401
                                                                                                           ---------------------
OIL & GAS - 10.4%
Anadarko Petroleum Corp                                                                            300                   19,425
Ashland, Inc                                                                                       300                   13,163
Chevron Corp                                                                                       600                   39,000
Columbia Gas System                                                                                400                   25,450
El Paso Natural Gas Co                                                                             158                    7,979
Enron Corp                                                                                       1,800                   77,625
Exxon Corp                                                                                       5,300                  519,400
Global Marine, Inc. *                                                                              800                   16,500
Mobil Corp                                                                                       1,800                  220,050
Panenergy Corp                                                                                   1,600                   72,000
Pogo Producing Co                                                                                  200                    9,450
Royal Dutch Petroleum Co                                                                         2,400                  409,800



                        See notes to financial statements





COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS- CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS - CONTINUED
Schlumberger Ltd                                                                                 1,100   $              109,863
Texaco, Inc                                                                                      1,200                  117,750
Tosco Corp                                                                                         200                   15,825
Ultramar Diamond Shamrock Corp                                                                     302                    9,551
Union Pacific Resources Group                                                                      800                   23,400
Unocal Corp                                                                                        800                   32,500
                                                                                                           ---------------------
                                                                                                                      1,738,731
                                                                                                           ---------------------
PHARMACEUTICALS - 6.9%
Alza Corp. *                                                                                       800                   20,700
American Home Products Corp                                                                      3,200                  187,600
Bristol-Myers Squibb Co                                                                          2,100                  228,375
Johnson & Johnson                                                                                  700                   34,825
Merck & Co., Inc                                                                                 1,500                  118,875
Pfizer, Inc                                                                                      3,500                  290,063
Schering-Plough Corp                                                                             1,100                   71,225
Southtrust Corp                                                                                    500                   17,438
Warner Lambert Co                                                                                2,500                  187,500
Watson Pharmaceutical, Inc. *                                                                      200                    8,988
                                                                                                           ---------------------
                                                                                                                      1,165,589
                                                                                                           ---------------------
RETAILERS - 4.2%
Albertson's, Inc                                                                                   400                   14,250
Circuit City Stores, Inc                                                                           600                   18,075
Dayton-Hudson Corp                                                                               1,000                   39,250
Federated Department Stores *                                                                    1,200                   40,950
General Nutrition Co., Inc. *                                                                      500                    8,500
Jones Apparel Group, Inc. *                                                                        400                   14,950
J.C. Penney Co., Inc                                                                             1,300                   63,375
Nine West Group, Inc. *                                                                            200                    9,275
Nordstrom, Inc                                                                                     500                   17,719
Sears Roebuck                                                                                    2,300                  106,088
The Limited, Inc                                                                                 1,300                   23,888
Toys "R" Us, Inc., Holding Co. *                                                                 1,600                   48,000
Wal-Mart Stores, Inc                                                                            13,100                  299,663
                                                                                                           ---------------------
                                                                                                                        703,983
                                                                                                           ---------------------
TELEPHONE SYSTEMS - 5.4%
Ameritech Corp                                                                                   2,100                  127,313
AT & T Corp                                                                                      6,500                  282,750
Bell Atlantic Corp                                                                               1,700                  110,075
GTE Corp                                                                                         3,800                  172,900


                       See notes to financial statements





COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS- CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS - CONTINUED
NYNEX Corp                                                                                       1,800   $               86,625
Sprint Corp                                                                                      1,800                   71,775
U.S. West, Inc                                                                                   1,900                   61,275
                                                                                                           ---------------------
                                                                                                                        912,713
                                                                                                           ---------------------
TEXTILES, CLOTHING & FABRICS - 0.4%
Fruit of the Loom, Inc. *                                                                          800                   30,300
VF Corp                                                                                            500                   33,750
                                                                                                           ---------------------
                                                                                                                         64,050
                                                                                                           ---------------------
TRANSPORTATION - 1.1%
Burlington Northern Santa Fe                                                                       700                   60,463
Caliber Systems, Inc                                                                               200                    3,850
Consolidated Freightways Corp. *                                                                   100                      888
Consolidated Freightways, Inc                                                                      200                    4,450
CSX Corp                                                                                           900                   38,025
Federal Express Corp. *                                                                            200                    8,900
Union Pacific Corp                                                                               1,100                   66,138
                                                                                                           ---------------------
                                                                                                                        182,714
                                                                                                           ---------------------
WATER COMPANIES - 0.0%
American Water Works Co                                                                            300                    6,188
                                                                                                           ---------------------


TOTAL Common and Preferred Stocks (Cost $15,570,806)                                                                 17,153,195
                                                                                                           ---------------------

TOTAL INVESTMENTS - 102.3%
(Cost $15,570,806)                                                                                                   17,153,195

Other Assets and Liabilities (net) -  (2.3%)                                                                           (381,600)
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           16,771,595
                                                                                                           =====================



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                        See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 95.3%
AUSTRALIA - 4.0%
Broken Hill Proprietary Co. Ltd                                                                 12,700   $              181,111
National Australia Bank Ltd                                                                     16,000                  188,445
News Corporation Ltd                                                                            29,800                  132,803
Western Mining Corp. Holding Ltd                                                                20,600                  130,000
                                                                                                           ---------------------
                                                                                                                        632,359
                                                                                                           ---------------------
BELGIUM - 2.1%
Delhaize Le PS                                                                                     279                   16,456
Electrabel                                                                                         458                  107,625
Fortis AG                                                                                          240                   38,224
Kredietbank NPV                                                                                    220                   71,592
Petrofina SA NPV                                                                                   125                   39,504
Solvay Et Cie 'A' NPV                                                                              100                   60,781
                                                                                                           ---------------------
                                                                                                                        334,182
                                                                                                           ---------------------
FINLAND - 1.2%
Kemira Oy-Sponsored ADR *                                                                          800                   19,947
Metra Oy "B" Shares                                                                                300                   16,582
Nokia AB Class A                                                                                 1,600                   92,238
Outokumpo OY                                                                                     1,000                   16,949
Rautaruukki OY                                                                                   1,500                   13,732
UPM-Kymmeme *                                                                                    1,700                   35,420
                                                                                                           ---------------------
                                                                                                                        194,868
                                                                                                           ---------------------
FRANCE - 11.5%
Air Liquide French                                                                                 352                   54,449
Alcatel Alsthom                                                                                    500                   39,798
AXA Co                                                                                             652                   41,089
Bouygues                                                                                           400                   41,096
Carrefour Supermarche                                                                              100                   64,471
Castorama Dubois Investissem                                                                       242                   41,269
Christian Dior SA                                                                                  575                   91,908
Cie Generale Des Eaux                                                                              728                   89,393
Compagnie Bancaire                                                                                 300                   35,176
Compagnie De Saint Goban                                                                           244                   34,201
Credit Commercial De France                                                                        730                   33,457
Credit Local De France                                                                             600                   51,790
Elf Sanofi                                                                                         516                   50,846
Eridania Beghin Say                                                                                200                   31,892
Essilor International                                                                              135                   40,604
Groupe Danone                                                                                      356                   49,153
GTM Entrepose SA                                                                                   840                   38,499
Lafarge Coppee French                                                                              600                   35,669



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

FRANCE - CONTINUED
Lagardere Groupe                                                                                 1,900   $               51,668
Montupet                                                                                           200                   19,097
Pathe SA *                                                                                         220                   52,516
Peugeot SA                                                                                         375                   41,822
Printemps, AU                                                                                       80                   31,441
Promodes                                                                                           270                   75,537
Rhone Polenc                                                                                     2,300                   77,699
Schneider SA                                                                                       575                   26,342
SGS-Thomson Microelectronics *                                                                     637                   44,644
Sidel                                                                                              360                   24,543
Societe Generale French                                                                            720                   77,135
Societe National Elf-Aquitaine                                                                   1,450                  130,781
Sommer-Allibert                                                                                  1,350                   39,960
Synthelabo                                                                                         410                   43,924
Thomson CSF                                                                                      1,280                   41,139
Total Cie Francaise Petroles                                                                       952                   76,720
Union Assurancesfederale SA                                                                        410                   50,110
Usinor Sacilor                                                                                   1,530                   22,060
                                                                                                           ---------------------
                                                                                                                      1,791,898
                                                                                                           ---------------------
GERMANY - 13.9%
Allianz AG Holdings Ger Reg                                                                         63                  113,755
Ava Allg Handels Der Verbrau *                                                                     260                   73,773
BASF AG                                                                                          6,590                  251,922
Bayer Hypoth-Und Wechsel Bank                                                                    3,600                  107,951
Bilfinger and Berger Bau AG                                                                      1,300                   47,366
Daimler Benz *                                                                                     650                   44,432
Deutsche Pfandbrief & Hypobk                                                                     1,900                   85,118
Deutsche Telekom AG                                                                              8,100                  169,501
Dresdner Bank                                                                                    2,590                   76,997
GEA Preferred Shares                                                                               180                   56,239
Henkel KGAA *                                                                                    1,710                   85,241
Krupp Fried AG Hoesch                                                                              559                   89,760
Muenchener Rueckversicherungs                                                                       70                  173,567
M.A.N. AG DM50                                                                                     100                   24,054
M.A.N                                                                                              274                   54,599
Sap AG Vorzug                                                                                      350                   48,526
Siemens AG                                                                                       2,960                  138,389
Thyssen AG DM50                                                                                    150                   26,359
Veba AG                                                                                          4,580                  262,862
Volkswagen AG                                                                                      600                  247,630
                                                                                                           ---------------------
                                                                                                                      2,178,041
                                                                                                           ---------------------

                        See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN - 19.5%
Abbey National                                                                                   6,800   $               88,538
Allied Colloids Group Plc                                                                       12,600                   25,841
Allied Domecq Plc                                                                                6,050                   47,058
Amersham International Plc                                                                       2,300                   45,409
Bass Plc                                                                                         2,900                   40,523
Boc Group                                                                                          900                   13,403
Britannic Assurance Plc                                                                          5,250                   64,336
British Aerospace Plc                                                                            1,400                   30,500
British Airways                                                                                  6,000                   61,987
British Petroleum Co. Plc                                                                       17,081                  203,648
British Telecommunications Plc                                                                  13,700                   92,104
BTR Limited                                                                                      8,000                   38,669
B.A.T. Industries                                                                                7,600                   62,736
Cadbury Schweppes Plc                                                                            6,400                   53,647
Compass Group Plc                                                                                3,500                   36,933
Dalgety                                                                                          7,000                   43,248
General Cable Plc *                                                                              3,100                   10,289
General Electric Plc                                                                             4,900                   31,941
Glaxo Wellcome Plc                                                                              10,700                  172,644
Glynwed International Plc                                                                        7,900                   45,178
Guardian Royal Exchange                                                                         15,600                   74,211
Guinness Plc                                                                                     5,650                   44,139
Hillsdown Holdings Plc                                                                          12,200                   41,529
HSBC Holdings Plc                                                                                5,250                  116,787
Htder Plc Ord                                                                                    2,000                   25,309
Kingfisher Plc                                                                                   5,500                   59,349
Ladbroke Group                                                                                  14,700                   57,795
Lloyds Tsb Group Plc                                                                            15,100                  110,639
Lucas Variety                                                                                   11,200                   42,414
MEPC                                                                                             7,000                   51,707
National Grid Holdings                                                                          10,700                   35,603
National Power Plc                                                                               6,650                   55,346
Pilkington Plc                                                                                  11,600                   31,194
Racal Electronics                                                                               10,100                   44,265
Rank Group                                                                                       8,350                   62,247
Reuters Holdings Plc                                                                             3,200                   40,930
RMC Group Plc                                                                                    1,950                   33,106
Rolls Royce Plc                                                                                 13,000                   56,974
Royal Bank of Scotland                                                                           7,900                   75,767
RTZ Corp                                                                                         2,100                   33,526
Sainsbury (J) Plc                                                                               12,140                   80,170


                       See notes to financial statements


COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN - CONTINUED
Scottish Power Plc                                                                              10,400   $               62,484
Sears Plc                                                                                       49,500                   80,879
SmithKline Beecham Plc                                                                           5,051                   69,591
Standard Chartered Plc                                                                           4,190                   51,417
Tarmac Plc                                                                                      19,100                   31,858
Tesco Plc                                                                                        7,200                   43,503
Thorn EMI Plc                                                                                    1,300                   30,645
Tomkins Plc                                                                                     10,800                   49,630
United News & Media Plc                                                                          3,000                   35,589
Vodafone Group Plc                                                                              14,000                   58,855
Wessex Water Plc                                                                                 8,800                   55,717
Zeneca Group Plc                                                                                 2,950                   82,719
                                                                                                           ---------------------
                                                                                                                      3,034,526
                                                                                                           ---------------------
HONG KONG - 4.7%
Bank of East Asia Hong Kong                                                                      6,400                   28,466
Cheung Kong                                                                                     20,000                  177,782
Henderson Land Development                                                                       8,000                   80,681
Hong Kong Electric                                                                              15,000                   49,844
Hong Kong Telecom                                                                               13,600                   21,892
HSBC Holdings Plc                                                                                4,000                   85,594
Hutchison Whampoa                                                                               10,000                   78,547
Sun Hung Kai Properties Ltd                                                                      6,000                   73,505
Swire Pacific Ltd, Class A                                                                       7,500                   71,517
Television Broadcasts Ltd                                                                       17,000                   67,919
                                                                                                           ---------------------
                                                                                                                        735,747
                                                                                                           ---------------------
IRELAND - 1.4%
Bank of Ireland                                                                                  6,900                   62,532
CRH Plc                                                                                          2,575                   26,546
Greencore Plc                                                                                    5,000                   32,006
Irish Life Plc                                                                                   8,600                   40,273
Smurfit (Jefferson) Group                                                                       19,000                   57,450
                                                                                                           ---------------------
                                                                                                                        218,807
                                                                                                           ---------------------
ITALY - 3.5%
Arnoldo Mondadori Editore SPA                                                                    4,500                   36,680
Assicurazione Generali                                                                           4,400                   81,866
ENI SPA                                                                                         21,600                  110,358
Fiat SPA                                                                                        16,300                   48,785
Istituto Mobiliare Italiano                                                                      6,300                   53,378
Montedison SPA *                                                                                57,600                   39,148
Parmalat Finanziaria SPA                                                                        24,100                   36,609


                       See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

ITALY - CONTINUED
Stet D Risp Non CV                                                                              14,100   $               47,287
Telicom Italia SPA                                                                              34,000                   87,713
                                                                                                           ---------------------
                                                                                                                        541,824
                                                                                                           ---------------------
JAPAN - 13.9%
Asahi Bank Ltd                                                                                   5,000                   44,347
Asatsu Inc                                                                                       1,000                   31,689
Central Glass Co. Ltd *                                                                          5,000                   14,122
Cosmo Oil Company Ltd                                                                            4,000                   19,185
Daiwa Bank                                                                                       6,000                   31,258
East Japan Railway Co                                                                                5                   22,432
Ebaba Corp                                                                                       4,000                   52,011
Familymart                                                                                         700                   27,908
Fujitsu Ltd                                                                                      4,000                   37,200
Heiwa Real Estate                                                                                4,000                   23,112
Hitachi Ltd                                                                                      8,000                   74,399
Hokkaido Takushoku Bank                                                                          5,000                    9,687
Hokuriku Bank                                                                                   10,000                   48,911
Izumi                                                                                            2,000                   27,900
Japan Tobacco, Inc                                                                                   9                   60,837
Kyodo Printing Co                                                                                4,000                   32,033
Matsushita Electric Industry                                                                     2,000                   32,550
Mitsubishi Electric                                                                             10,000                   59,416
Mitsubishi Heavy                                                                                 6,000                   47,533
Mitsui Mining & Smelting                                                                        17,000                   57,823
Mitsui Toatsu Chemical                                                                          20,000                   60,794
Mitsui Trust & Banking                                                                           3,000                   23,379
Nagase & Co                                                                                      4,000                   33,101
Nippon Express Co., Ltd                                                                          2,000                   13,674
Nippon Steel Corp                                                                               24,000                   70,679
Nippon Telegraph and Telephone Corp                                                                  4                   30,242
Nishimatsu Construction Co                                                                       6,000                   52,183
Nissan Motors                                                                                   10,000                   57,866
Nomura Securities Co. Ltd                                                                        5,000                   74,916
NSK Ltd                                                                                          3,000                   18,135
Oji Paper Co. Ltd                                                                                4,500                   28,404
Omron Corp                                                                                       2,000                   37,027
Ono Pharmaceutical                                                                               1,500                   43,916
Promise Co. Ltd                                                                                    300                   14,725
Ricoh Corp Ltd                                                                                   4,000                   45,811



                       See notes to financial statements




COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

JAPAN - CONTINUED
Ryoyo Electro Corp                                                                               1,000   $               18,083
Sakura Bank Ltd                                                                                  8,000                   57,040
Sanden                                                                                           3,000                   23,973
Sanwa Bank                                                                                       2,000                   27,211
Sekisui Chemical                                                                                 6,000                   60,449
Sony Corp                                                                                          500                   32,679
Sumitomo Forestry                                                                                3,000                   35,650
Takashimaya Co                                                                                   2,000                   23,939
The Bank of Tokyo Mitsubishi                                                                     5,000                   92,569
Tokai Bank                                                                                       2,000                   20,839
Tokio Marine & Fire Insurance                                                                    4,000                   37,544
Tokyo Electric Power Co., Inc                                                                    3,600                   78,739
Toyo Trust & Banking                                                                             5,000                   40,257
Toyota Motor Co                                                                                  4,000                  114,699
West Japan Railway Co                                                                               12                   38,750
Yamaha Motor Co. Ltd                                                                             1,000                    8,955
Yamanouchi Pharmaceutical                                                                        2,000                   40,989
Yamato Transport Co. Ltd                                                                         2,000                   20,666
Yokohyama Rubber Co. Ltd                                                                         7,000                   32,489
                                                                                                           ---------------------
                                                                                                                      2,164,725
                                                                                                           ---------------------
LUXEMBOURG - 0.3%
Arbed                                                                                              375                   40,482
                                                                                                           ---------------------

MALAYSIA - 2.3%
Commerce Asset Holdings Convertible Preferred 1.75                                              45,000                   60,806
IJM Corp. Berhad Class A                                                                         5,000                   11,779
New Straits Times Press Berhad                                                                   8,000                   46,245
Petronas Dagangan Berhad                                                                        36,000                   92,648
Sime Darby Berhad                                                                               17,000                   66,972
Tenaga Nasional Berhad                                                                          16,000                   76,652
                                                                                                           ---------------------
                                                                                                                        355,102
                                                                                                           ---------------------
NETHERLANDS - 5.2%
ABN Amro Holdings                                                                                  350                   22,603
Aegon NV                                                                                         1,377                   87,106
DSM NV                                                                                             440                   43,077
ING Groep N.V                                                                                    1,295                   46,279
Koninklijke Hoogovens                                                                              600                   24,820
Philips Electronics NV                                                                           1,200                   48,262
Polygram                                                                                           410                   20,730
Royal Dutch Petroleum Co                                                                         1,615                  281,054



                       See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS - CONTINUED
Royal PTT Nederland NV                                                                           1,400   $               53,008
Unilever NV                                                                                        720                  126,419
Wolters Kluwer N.V                                                                                 420                   55,381
                                                                                                           ---------------------
                                                                                                                        808,739
                                                                                                           ---------------------
NEW ZEALAND - 1.4%
Fletcher Challenge Paper                                                                        37,200                   76,513
Lion Nathan                                                                                     28,200                   67,569
Telecom New Zealand                                                                             15,400                   78,588
                                                                                                           ---------------------
                                                                                                                        222,670
                                                                                                           ---------------------
NORWAY - 1.4%
Kvaerner B Free                                                                                  1,000                   42,950
Norsk Hydro                                                                                      1,600                   85,839
Nycomed ASA Class B *                                                                            1,500                   22,793
Orkla A/S-B-Aksjer                                                                                 500                   31,321
Uni-Storebrand AS Class A *                                                                      6,000                   34,422
                                                                                                           ---------------------
                                                                                                                        217,325
                                                                                                           ---------------------
SINGAPORE - 1.2%
Development Bank Of Singapore                                                                    4,000                   54,050
Keppel Corp. Ltd                                                                                 4,000                   31,172
Singapore Airlines Ltd-Foreign                                                                   4,500                   40,859
Singapore Press Holdings Ltd                                                                     2,000                   39,465
Singapore Telecom Ltd 100                                                                       11,000                   25,953
                                                                                                           ---------------------
                                                                                                                        191,499
                                                                                                           ---------------------
SPAIN - 4.1%
Asturiana De Zinc *                                                                              1,700                   16,707
Autopistas Concesionaria                                                                         2,000                   27,380
Banco Bilbao Vizcaya                                                                               840                   45,036
Banco Popular Espanola                                                                             350                   68,260
Bankinter - Banco Interc ESP                                                                       350                   53,885
Cortefiel Sa                                                                                       900                   26,845
Cubiertas                                                                                          100                    7,648
Empresa Nac De Electricidad                                                                        950                   67,136
Fuerzas Electricas Cataluna                                                                      1,412                   13,823
Hidroelectrica Del Cantabrico                                                                    1,000                   37,897
Iberdrola I.S.A                                                                                  7,700                  108,359
Repsol S.A                                                                                       3,000                  114,264
Telefonica De Espana                                                                             2,600                   59,954
                                                                                                           ---------------------
                                                                                                                        647,194
                                                                                                           ---------------------

                       See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND - 3.7%
Alusuis-Lonza Hldg                                                                                  36   $               28,525
BIL GT AG - Part Schein                                                                             60                   30,566
Cie Financ Richemont                                                                                10                   13,961
Fischer                                                                                             25                   25,806
Holderbank Finan Glaris Class B                                                                     45                   31,947
Nestle                                                                                              30                   32,014
Novartis AG-Reg *                                                                                  172                  195,426
Roche Holding AG                                                                                     8                   61,874
Schw Rueckversicherungs                                                                             50                   53,060
Schweizerischer Bankverein                                                                         427                   80,701
SGS Soc. Gen. Surveillance Class B                                                                   9                   21,989
                                                                                                           ---------------------
                                                                                                                        575,869
                                                                                                           ---------------------

Total Common and Preferred Stocks (Cost $14,023,644)                                                                 14,885,857
                                                                                                           ---------------------

TOTAL INVESTMENTS - 95.3%
(Cost $14,023,644)                                                                                                   14,885,857

Other Assets and Liabilities (net) -  4.7%                                                                              733,398
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           15,619,255
                                                                                                           =====================



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                        See notes to financial statements













COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON         MATURITY              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS - 10.1%
                   CONTAINERS & PACKAGING - 1.7%
        2,500      Crown Cork & Seal, Inc. Convertible Preferred                                            $              130,000
                                                                                                              ---------------------

                   ELECTRIC UTILITIES - 0.8%
        1,000      Cal Energy Capital Trust Convertible Preferred (144A)*^                                                  62,359
                                                                                                              ---------------------

                   ELECTRONICS - 0.0%
           20      Exide Electronics Group Warrants                                                                            103
                                                                                                              ---------------------

                   FINANCIAL SERVICES - 4.9%
        1,000      American Bankers Insurance Preferred                                                                     59,688
        2,500      Frontier Fin. Convertible Preferred (144A)^                                                             129,430
           70      Fuji International Finance Trust (144A)*^                                                               184,464
                                                                                                              ---------------------
                                                                                                                           373,582
                                                                                                              ---------------------
                   INDUSTRIAL - DIVERSIFIED - 1.2%
        1,500      Corning Delaware Convertible Preferred                                                                   95,438
                                                                                                              ---------------------

                   RESTAURANTS - 1.5%
        2,200      Wendy's Financing Convertible Preferred                                                                 114,400
                                                                                                              ---------------------


                   Total Common and Preferred Stocks (Cost $721,430)                                                       775,882
                                                                                                              ---------------------

                   DOMESTIC BONDS AND DEBT SECURITIES - 73.9%
                   ADVERTISING - 3.4%
     $100,000      Lamar Advertising                                                 9.625%            12/01/06            103,250
      150,000      Omnicom Group, Inc. (144A)^                                       4.250%            01/03/07            155,550
                                                                                                              ---------------------
                                                                                                                           258,800
                                                                                                              ---------------------
                   AEROSPACE & DEFENSE - 1.8%
       70,000      BE Aerospace                                                      9.875%            02/01/06             73,850
       60,000      UNC, Inc                                                         11.000%            06/01/06             64,500
                                                                                                              ---------------------
                                                                                                                           138,350
                                                                                                              ---------------------
                   AUTOMOTIVE - 1.4%
      100,000      Blue Bird Body Co. (144A)^                                       10.750%            11/15/06            104,750
                                                                                                              ---------------------

                   BEVERAGES, FOOD & TOBACCO - 2.7%
      100,000      Delta Beverage (144A)^                                            9.750%            12/15/03            103,000
      100,000      Doane Products Co                                                10.625%            03/01/06            106,000
                                                                                                              ---------------------
                                                                                                                           209,000
                                                                                                              ---------------------
                   CHEMICALS - 3.5%
       50,000      Acetex Corp                                                       9.750%            10/01/03             49,625
      100,000      Agricultural Mining & Chemical                                   10.750%            09/30/03            110,000
      100,000      Texas Petrochem                                                  11.125%            07/01/06            108,250
                                                                                                              ---------------------
                                                                                                                           267,875
                                                                                                              ---------------------
                   COMMERCIAL SERVICES - 2.8%
      100,000      Iron Mountain                                                    10.125%            10/01/06            106,500
      100,000      Outsourcing Solutions (144A)^                                    11.000%            11/01/06            105,000
                                                                                                              ---------------------
                                                                                                                           211,500
                                                                                                              ---------------------
                   COMMUNICATIONS - 3.7%
       20,000      Cablevision Systems, Corp                                         9.250%            11/01/05             19,900
      100,000      Comcast Cellular                                                  +                 03/05/00             72,500
       50,000      General Instrument Convertible Preferred                          5.000%            06/15/00             53,500
       75,000      Gray Communications Systems, Inc                                 10.625%            10/01/06             79,688
       75,000      MFS Communications Corp                                       0%, 8.875%++          01/15/06             55,594
                                                                                                              ---------------------
                                                                                                                           281,182
                                                                                                              ---------------------


                       See notes to financial statements





COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS- CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON           MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------

                   COMPUTER SOFTWARE & PROCESSING - 0.7%
     $100,000      Automatic Data Processing, Inc                                    +                 02/20/12        $    56,750
                                                                                                              ---------------------

                   CONSUMER SERVICES - 1.3%
      100,000      Rose Hills (144A)^                                                9.500%            11/15/04            102,500
                                                                                                              ---------------------

                   CONTAINERS & PACKAGING - 4.3%
       75,000      Four M Corp                                                      12.000%            06/01/06             78,750
       40,000      Owens-Illinois, Inc                                              10.000%            08/01/02             42,000
       50,000      Printpack, Inc. (144A)^                                           9.875%            08/15/04             52,188
      150,000      U.S. Can Corp (144A)^                                            10.125%            10/01/06            157,875
                                                                                                              ---------------------
                                                                                                                           330,813
                                                                                                              ---------------------
                   ELECTRIC UTILITIES - 1.7%
      125,000      Cal Energy (144A)^                                                9.500%            09/15/06            129,063
                                                                                                              ---------------------

                   ELECTRICAL EQUIPMENT - 1.5%
       50,000      Broadband Technology (144A)^                                      5.000%            05/15/01             37,891
       75,000      Thermo Instrument                                                 4.500%            10/15/03             78,059
                                                                                                              ---------------------
                                                                                                                           115,950
                                                                                                              ---------------------
                   ELECTRONICS - 0.3%
       20,000      Exide Electronics Group                                          11.500%            03/15/06             21,300
                                                                                                              ---------------------

                   ENTERTAINMENT & LEISURE - 6.0%
       20,000      Aztar Corp                                                       11.000%            10/01/02             19,400
       75,000      E & S Holdings Corp (144A)^                                      10.375%            10/01/06             78,844
       50,000      Majestic Star (144A)^                                            12.750%            05/15/03             54,000
      150,000      Rayovac Corp (144A)^                                             10.250%            11/01/06            154,500
       50,000      Showboat Marina Casino                                           13.500%            03/15/03             55,250
       50,000      Trump Atlantic City                                              11.250%            05/01/06             49,750
       50,000      Viacom International                                              8.000%            07/07/06             48,313
                                                                                                              ---------------------
                                                                                                                           460,057
                                                                                                              ---------------------
                   ENVIRONMENTAL CONTROLS - 1.2%
      100,000      WMX Technologies, Inc                                             2.000%            01/24/05             94,000
                                                                                                              ---------------------

                   FINANCIAL SERVICES - 2.1%
      150,000      Ocwen Financial Corp                                             11.875%            10/01/03            164,250
                                                                                                              ---------------------

                   FOREST PRODUCTS & PAPER - 3.3%
      100,000      Pacific Lumber Co                                                10.500%            03/01/03            102,000
       20,000      Repap Wisconsin                                                   9.875%            05/01/06             20,250
      100,000      SD Warren Co                                                     12.000%            12/15/04            108,500
       20,000      Sweetheart Cup                                                   10.500%            09/01/03             21,100
                                                                                                              ---------------------
                                                                                                                           251,850
                                                                                                              ---------------------
                   HEALTH CARE PROVIDERS - 2.0%
       50,000      Integrated Health Services Convertible Preferred                  6.000%            01/01/03             47,582
      100,000      Integrated Health Services (144A)^                               10.250%            04/30/06            104,750
                                                                                                              ---------------------
                                                                                                                           152,332
                                                                                                              ---------------------
                   HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.0%
       75,000      Interface, Inc                                                    9.500%            11/15/05             76,688
                                                                                                              ---------------------

                   HOUSEHOLD PRODUCTS - 0.7%
       50,000      Shop Vac Corp (144A)^                                            10.625%            09/01/03             52,875
                                                                                                              ---------------------


                       See notes to financial statements





COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON           MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL - DIVERSIFIED - 7.0%
     $100,000      Baker Hughes, Inc                                                +                  05/05/08      $      73,125
       20,000      Essex Group                                                      10.000%            05/01/03             20,850
      100,000      Euramax International PLC (144A)^                                11.250%            10/01/06            104,000
      100,000      J. Ray McDermott                                                  9.375%            07/15/06            104,500
       75,000      Mettler Toledo                                                    9.750%            10/01/06             79,125
       50,000      Safelite Glass (144A)^                                            9.875%            12/15/06             51,625
      100,000      Tokheim Corp (144A)^                                             11.500%            08/01/06            106,750
                                                                                                              ---------------------
                                                                                                                           539,975
                                                                                                              ---------------------
                   MEDIA - BROADCASTING & PUBLISHING - 3.4%
       25,000      Grupo Televisa (144A)^                                           11.875%            05/15/06             27,781
      100,000      Heritage Media Corp                                               8.750%            02/15/06             96,500
      100,000      NWCG Holding Corp                                                +                  06/15/99             83,750
       50,000      Scholastic Corp                                                   5.000%            08/15/05             52,917
                                                                                                              ---------------------
                                                                                                                           260,948
                                                                                                              ---------------------
                   OIL & GAS - 9.1%
      100,000      Amerigas Partners (144A)^                                        10.125%            04/15/07            103,750
      125,000      Flores & Rucks, Inc                                               9.750%            10/01/06            132,813
      100,000      HS Resources                                                      9.250%            11/15/06            103,250
       70,000      Mesa Operating Co                                                10.625%            07/01/06             76,300
       50,000      Nuevo Energy Co                                                   9.500%            04/15/06             53,250
       50,000      Pennzoil Co. Convertible Preferred                                4.750%            10/01/03             58,000
       50,000      Pogo Producing Co. Convertible Preferred (144A)^                  5.500%            06/15/06             62,923
      100,000      Swift Energy Co                                                   6.250%            11/15/06            108,875
                                                                                                              ---------------------
                                                                                                                           699,161
                                                                                                              ---------------------
                   PHARMACEUTICALS - 2.5%
      100,000      Alza Corp                                                         5.000%            05/01/06             97,198
      200,000      Roche Holdings, Inc. (144A)^                                      +                 04/20/10             91,500
                                                                                                              ---------------------
                                                                                                                           188,698
                                                                                                              ---------------------
                   RESTAURANTS - 1.4%
      100,000      Ameriking, Inc. (144A)^                                          10.750%            12/01/06            104,000
                                                                                                              ---------------------

                   RETAILERS - 1.3%
      100,000      Pep Boys                                                          4.000%            09/01/99            100,250
                                                                                                              ---------------------

                   TEXTILES, CLOTHING & FABRICS - 2.1%
      100,000      Prime Succession Acquisition Co. (144A)^                         10.750%            08/15/04            108,750
       50,000      William Carter (144A)^                                           10.375%            12/01/06             52,625
                                                                                                              ---------------------
                                                                                                                           161,375
                                                                                                              ---------------------
                   TRANSPORTATION - 1.7%
      125,000      Ryder TRS, Inc (144A)^                                           10.000%            12/01/06            130,313
                                                                                                              ---------------------


                   Total Domestic Bonds and Debt Securities (Cost $5,437,529)                                            5,664,605
                                                                                                              ---------------------


                       See notes to financial statements






COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON         MATURITY              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.4%
     $400,000      Federal National Mortgage Association                             8.500%            02/01/05      $     420,788
      500,000      U.S. Treasury Bond                                                6.500%            08/15/05            503,587
      250,000      U.S. Treasury Note                                                8.500%            07/15/97            253,672
                                                                                                                   ----------------
                   Total U.S. Government and Agency Obligations (Cost $1,176,514)                                        1,178,047
                                                                                                                   ----------------



                   TOTAL INVESTMENTS - 99.4%
                   (Cost $7,335,473)                                                                                     7,618,534

                   Other Assets and Liabilities (net) -  0.6%                                                               44,728
                                                                                                              ---------------------

                   TOTAL NET ASSETS - 100.0%                                                                $            7,663,262
                                                                                                              =====================


                   PORTFOLIO FOOTNOTES:

                   * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                   ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                       Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   +   Zero coupon bond

                   ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.





                        See notes to financial statements





COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1996

--------------------------------------------------------------------------------

            The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


            PORTFOLIO COMPOSITION BY CREDIT QUALITY
            --------------------------------------------------------------------

            RATINGS                                              % OF PORTFOLIO

            U.S. Gov't and Agency Obligations                          15.5%
            AAA                                                         1.2
            AA                                                          0.7
            A                                                           6.5
            BBB                                                        10.4
            BB                                                          8.9
            B                                                          54.4
            NR                                                          2.4
                                                                  ---------
                                                                      100.0%
                                                                  ---------

            Note:  NR = Not Rated




                        See notes to financial statements




COVA SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------------
       Par         Security                                                                                                Value
      Amount       Description                                                        Rate            Maturity           (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 89.5%
                   BANKERS ACCEPTANCE - 7.6%
   $1,000,000      Nationsbank South                                                 5.390%           01/06/97      $     999,251
    1,350,000      Union Bank                                                        5.300%           02/21/97          1,339,864
                                                                                                            ----------------------
                                                                                                                        2,339,115
                   COMMERCIAL PAPER - 35.2%
    1,500,000      American General Finance                                          5.300%           01/13/97          1,497,350
    1,000,000      Associate Corp                                                    5.700%           01/14/97            997,942
    1,500,000      Ford Motor Credit Corp                                            5.330%           04/14/97          1,477,125
    1,500,000      General Electric Capital Corp                                     5.350%           04/02/97          1,479,715
    1,000,000      Heller Financial                                                  5.380%           01/21/97            997,011
    1,500,000      Household Finance Co                                              5.320%           01/27/97          1,494,236
    1,500,000      IBM Credit Corp                                                   5.320%           01/06/97          1,498,892
    1,500,000      Merrill Lynch & Co., Inc                                          5.380%           06/16/97          1,462,789
                                                                                                            ----------------------
                                                                                                                       10,905,060
                                                                                                            ----------------------
                   MUNICIPAL BONDS - 4.9%
      530,000      Chicago Ill. Pub. Bldg. Com. Spl. Oblig                           5.820%           07/01/97            530,000
    1,000,000      Ohio S/T Taxable Dev. Assistance                                  5.640%           04/01/97          1,000,000
                                                                                                            ----------------------
                                                                                                                        1,530,000
                                                                                                            ----------------------
                   U.S. GOVERNMENT AGENCIES - 8.7%
    1,220,000      Federal Home Loan Mortgage Corp                                   5.380%           02/27/97          1,209,608
    1,500,000      Federal National Mortgage Association                             5.370%           03/31/97          1,480,086
                                                                                                            ----------------------
                                                                                                                        2,689,694
                                                                                                            ----------------------
                   U.S. TREASURY SECURITIES - 4.6%
    1,500,000      U.S. Treasury Bill                                                5.190%           11/13/97          1,431,665
                                                                                                            ----------------------

                   VARIABLE RATE DEMAND OBLIGATIONS - 28.5%
    1,200,000      Baptist Health System of South Florida                            5.900%#          05/15/25          1,200,000
    1,000,000      Dade County Florida Expressway Authority                          5.900%#          07/01/19          1,000,000
    1,000,000      Health Insurance Plan Gr New York                                 5.800%#          07/01/20          1,000,000
    1,500,000      Mississippi Business Financial Corp                               5.700%#          02/01/19          1,500,000
    1,000,000      New York, New York (Municipal) Taxable                            5.600%#          02/11/97          1,000,000
      220,000      Student Loan Marketing Assn. Floater                              5.570%#          11/20/97            219,419
    1,500,000      Student Loan Marketing Assn. Floater                              5.370%#          05/08/97          1,500,000
    1,400,000      Virginia State Housing Development Authority                      5.800%#          03/01/02          1,400,000
                                                                                                            ----------------------
                                                                                                                        8,819,419
                                                                                                            ----------------------

                   Total Short-Term Investments (Cost $27,714,953)                                                     27,714,953
                                                                                                            ----------------------

                   REPURCHASE AGREEMENT - 11.20%
                   J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due 1/2/97,
                   collaterized by U.S. Treasury Bond, $3,487,000 par, 5.50% coupon, due 09/30/97, dated 09/30/92, repurchase proceeds
    3,465,000      of $3,466,203. (Cost $3,465,000)                                                   01/02/97          3,465,000
                                                                                                            ----------------------


                   TOTAL INVESTMENTS - 100.7%
                   (Cost $31,179,953)                                                                                  31,179,953

                   Other Assets and Liabilities (net) - ( 0.7%)                                                          (225,065)
                                                                                                            ----------------------

                   TOTAL NET ASSETS - 100.0%                                                              $            30,954,888
                                                                                                            ======================


                   PORTFOLIO FOOTNOTES:

                 # Variable rate security.  Interest rates reset either daily or weekly. The rate shown represents the rate in effect at December 31, 1996.





                        See notes to financial statements






COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                          COUPON         MATURITY           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - 83.3%
                   ASSET BACKED SECURITIES - 2.9%
   $1,000,000      American Express Master Trust                                        5.375%         07/15/01    $       968,410
      500,000      Signet Credit Card Master Trust 1994-4 A                             6.800%         12/15/00            504,525
                                                                                                             ----------------------
                                                                                                                         1,472,935
                                                                                                             ----------------------
                   CORPORATE BONDS - 49.2%
    1,000,000      Advanta Bank Corp                                                    6.520%         04/30/98          1,001,920
    1,000,000      Aramark Services                                                     8.150%         05/01/05          1,037,551
    1,000,000      Bank Hawaii Capital                                                  8.250%         12/15/26          1,009,810
    2,000,000      Coastal Corp                                                         7.750%         10/15/35          2,004,540
    1,000,000      Columbia / HCA Healthcare Corp                                       7.690%         06/15/25          1,029,255
    2,000,000      F-Global Fund (Ford Motor Credit)                                    7.000%         09/25/01          2,031,410
    1,000,000      General Electric Capital Corp                                        5.800%         04/01/08          1,081,490
    1,500,000      Johnson & Johnson                                                    8.250%         11/09/04          1,647,300
    2,000,000      Lehman Brothers, Inc                                                 6.840%         10/07/99          2,011,472
    2,000,000      Medpartners, Inc                                                     7.375%         10/01/06          2,008,660
    2,000,000      National Bank of Hungary                                             8.800%         10/01/02          2,163,410
    1,000,000      New England Education Loan Marketing Corp                            6.125%         07/17/98            998,494
    1,000,000      Norwest Corp                                                         6.550%         12/01/06            974,400
    2,000,000      Panenergy Corp                                                       7.000%         10/15/06          1,999,700
    2,000,000      Union Pacific Resources Group                                        7.000%         10/15/06          2,009,824
    2,200,000      Yale University                                                      7.375%         04/15/26          2,249,944
                                                                                                             ----------------------
                                                                                                                        25,259,180
                                                                                                             ----------------------
                   MEDIUM TERM SECURITIES - 3.6%
    1,000,000      Advanta Corp                                                         7.000%         05/01/01          1,000,600
      900,000      Ford Motor Credit Corp                                               5.730%         01/13/05            836,099
                                                                                                             ----------------------
                                                                                                                         1,836,699
                                                                                                             ----------------------
                   MORTGAGED BACK SECURITIES - 2.1%
      654,862      Citicorp Mortgage Securities                                         6.250%         08/25/24            653,631
       59,137      Federal Home Loan Mortgage Corp                                      8.000%         09/01/08             60,338
       63,699      Federal National Mortgage Association                                8.000%         09/01/03             65,610
       60,785      Federal National Mortgage Association                                8.500%         07/01/19             63,008
      100,000      Federal National Mortgage Association                                7.500%         12/25/19            101,156
      134,496      Government National Mortgage Assn                                    9.000%         01/15/20            141,893
                                                                                                             ----------------------
                                                                                                                         1,085,636
                                                                                                             ----------------------
                   U.S. TREASURY SECURITIES AND AGENCIES - 25.5%
      171,797      Federal Home Loan Bank                                               4.140%         06/04/98            168,163
    4,000,000      U.S. Treasury Note                                                   5.625%         11/30/98          3,980,000
    5,000,000      U.S. Treasury Note (a)                                               6.375%         09/30/01          5,029,686
    2,000,000      U.S. Treasury Note                                                   5.750%         08/15/03          1,940,624
    2,000,000      U.S. Treasury Note                                                   6.500%         10/15/06          2,011,874
                                                                                                             ----------------------
                                                                                                                        13,130,347
                                                                                                             ----------------------

                   Total Domestic Bonds and Debt Securities (Cost $42,313,732)                                          42,784,797
                                                                                                             ----------------------

                   FOREIGN BONDS AND DEBT SECURITIES - 15.9%
                   COLUMBIA - 2.0%
    1,000,000      Financiera Energy (U.S.$)                                            9.375%         06/15/06          1,058,590
                                                                                                             ----------------------

                   FRANCE - 4.1%
    2,000,000      Credit Foncier De France (U.S.$)                                     8.000%         01/14/02          2,108,760
                                                                                                             ----------------------



                       See notes to financial statements



COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                          COUPON         MATURITY           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   GREAT BRITAIN - 5.8%
   $2,000,000      BOC Group PLC (U.S.$)                                                5.875%         01/29/01     $    1,949,840
    1,000,000      SmithKline Beecham Cap (U.S.$)                                       6.750%         10/30/01          1,011,875
                                                                                                             ----------------------
                                                                                                                         2,961,715
                                                                                                             ----------------------
                   MALAYSIA - 4.0%
    2,000,000      Petroliam Nasional Berhd (U.S.$) (144A) ^                            7.625%         10/15/26          2,029,262
                                                                                                             ----------------------



                   Total Foreign Bonds and Debt Securities (Cost $7,955,730)                                             8,158,327
                                                                                                             ----------------------

                   REPURCHASE AGREEMENT - 4.8%
                   J.P  Morgan   Repurchase   Agreement  at  6.25%  due  1/2/97,
                   collaterized  by U.S.  Treasury Bond,  $2,281,000  par, 7.50%
                   coupon, due 11/15/16, dated 11/15/86, repurchase proceeds
    2,440,000      of $2,440,847. (Cost $2,440,000)                                                    01/02/97          2,440,000
                                                                                                             ----------------------

                   TOTAL INVESTMENTS - 104.0%
                   (Cost $52,709,462)                                                                                   53,383,124

                   Other Assets and Liabilities (net) - (4.0%)                                                          (2,058,976)
                                                                                                             ----------------------

                   TOTAL NET ASSETS - 100.0%                                                               $            51,324,148
                                                                                                             ======================

                   PORTFOLIO FOOTNOTES:

                   ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   (a)    Assets segregated for open futures




                        See notes to financial statements






COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 101.7%
AEROSPACE & DEFENSE - 3.0%
AlliedSignal, Inc                                                                                    4,800  $              321,600
Boeing Co                                                                                            5,968                 634,846
General Dynamics                                                                                     1,400                  98,700
Lockheed Martin Corp                                                                                 2,625                 240,188
McDonnell Douglas Corp                                                                               3,800                 243,200
Newport News Shipbuilding, Inc. *                                                                      680                  10,200
Northrop Grumman Corp                                                                                1,100                  91,025
Raytheon Co                                                                                          4,400                 211,750
Rockwell International Corp.*                                                                        4,000                 243,500
Textron, Inc                                                                                         1,700                 160,225
United Technologies                                                                                  4,600                 303,600
                                                                                                              ---------------------
                                                                                                                         2,558,834
                                                                                                              ---------------------
AIRLINES - 0.3%
AMR Corp. - Del *                                                                                    1,600                 141,000
Delta Air Lines, Inc                                                                                 1,100                  77,963
Southwest Airlines, Inc                                                                              2,900                  64,163
                                                                                                              ---------------------
                                                                                                                           283,126
                                                                                                              ---------------------
AUTOMOTIVE - 2.7%
Chrysler Corp                                                                                       12,000                 396,000
Dana Corp                                                                                            2,000                  65,250
Eaton Corp                                                                                           1,500                 104,625
Ford Motor Co                                                                                       17,800                 567,375
General Motors Corp                                                                                 12,700                 708,025
Genuine Parts                                                                                        3,300                 146,850
Goodyear Tire & Rubber Co                                                                            3,200                 164,400
TRW Inc                                                                                              3,000                 148,500
                                                                                                              ---------------------
                                                                                                                         2,301,025
                                                                                                              ---------------------
BANKING - 7.6%
Banc One Corp                                                                                        7,310                 314,330
Bank of Boston Corp                                                                                  1,800                 115,650
Bank of New York                                                                                     7,000                 236,250
Bankamerica Corp                                                                                     6,400                 638,400
Bankers Trust New York Corp                                                                          1,300                 112,125
Barnett Banks, Inc                                                                                   4,000                 164,500
Beneficial Corp                                                                                      1,000                  63,375
Boatmens Bancshares, Inc                                                                             2,400                 154,800
Chase Manhattan Corp                                                                                 7,532                 672,231
Citicorp                                                                                             6,400                 659,200
Corestates Financial Corp                                                                            2,600                 134,875
First Chicago NBD Corp                                                                               5,253                 282,349



                       See notes to financial statements



COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING - CONTINUED
First Union Corp. New England                                                                        4,925  $              364,450
Fleet Financial Group, Inc                                                                           4,862                 242,492
Golden West Financial Corp                                                                           1,100                  69,438
Great Western Financial                                                                              2,000                  58,000
H. F. Ahmanson & Co                                                                                  1,500                  48,750
KeyCorp                                                                                              4,300                 217,150
MBNA Corp                                                                                            3,750                 155,625
Mellon Bank Corp                                                                                     2,300                 163,300
National City Corp                                                                                   3,000                 134,625
Nationsbank Corp                                                                                     3,900                 381,225
Norwest Corp                                                                                         5,600                 243,600
PNC Bank Corp                                                                                        4,000                 150,500
Suntrust Banks, Inc                                                                                  4,600                 226,550
Wachovia Corp                                                                                        3,000                 169,500
Wells Fargo & Co                                                                                     1,600                 431,600
                                                                                                              ---------------------
                                                                                                                         6,604,890
                                                                                                              ---------------------
BEVERAGES, FOOD & TOBACCO - 8.9%
American Brands, Inc                                                                                 3,000                 148,875
Anheuser Busch                                                                                       7,800                 312,000
Archer Daniels Midland                                                                               9,555                 210,210
Campbell Soup Co                                                                                     4,500                 361,125
Coca-Cola Co                                                                                        41,600               2,189,200
Conagra, Inc                                                                                         4,300                 213,925
CPC International, Inc                                                                               2,400                 186,000
General Mills Co                                                                                     2,700                 171,113
Heinz ( H.J.) Co                                                                                     5,450                 194,838
Hershey Foods Corp                                                                                   3,400                 148,750
Kellogg Co                                                                                           3,000                 196,875
Pepsico, Inc                                                                                        26,000                 760,500
Philip Morris Companies, Inc                                                                        13,200               1,486,650
Pioneer Hi-Bred International                                                                        1,300                  91,000
Quaker Oats Co                                                                                       2,600                  99,125
Ralston Purina Group                                                                                 1,800                 132,075
Sara Lee Corp                                                                                        6,600                 245,850
Seagrams Co. Ltd                                                                                     5,900                 228,625
Sysco Corp                                                                                           3,300                 107,663
UST, Inc                                                                                             3,500                 113,313
Wrigley William Jr. Co                                                                               2,000                 112,500
                                                                                                              ---------------------
                                                                                                                         7,710,212
                                                                                                              ---------------------



                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.3%
Martin Marietta Materials                                                                            2,714  $               63,101
Masco Corp                                                                                           2,900                 104,400
Sherwin Williams Co                                                                                  1,700                  95,200
                                                                                                              ---------------------
                                                                                                                           262,701
                                                                                                              ---------------------
CHEMICALS - 3.3%
Air Products & Chemicals                                                                             2,000                 138,250
Dow Chemical Co                                                                                      4,500                 352,688
Du Pont (E.I.) De Nemours                                                                            9,000                 849,375
Eastman Chemical Co                                                                                  1,700                  93,925
FMC Corp. *                                                                                          1,100                  77,138
Great Lakes Chemical Corp                                                                            1,400                  65,450
Hercules, Inc                                                                                        2,000                  86,500
International Flavors & Fragrances                                                                   2,000                  90,000
Monsanto Co                                                                                         10,500                 408,188
Morton International, Inc                                                                            2,700                 110,025
Nalco Chemical                                                                                       1,500                  54,188
PPG Industries                                                                                       3,500                 196,438
Praxair, Inc                                                                                         2,800                 129,150
Rohm & Haas Co                                                                                       1,200                  97,950
Union Carbide Corp                                                                                   2,400                  98,100
                                                                                                              ---------------------
                                                                                                                         2,847,365
                                                                                                              ---------------------
COMMERCIAL SERVICES - 0.4%
ACNielson Corp. *                                                                                    1,133                  17,137
CUC International, Inc. *                                                                            4,950                 117,563
Interpublic Group, Inc                                                                               1,400                  66,500
Service Corp. International                                                                          4,000                 112,000
                                                                                                              ---------------------
                                                                                                                           313,200
                                                                                                              ---------------------
COMMUNICATIONS - 2.1%
Airtouch Communications, Inc. *                                                                      8,800                 222,200
Alltel Corp                                                                                          3,700                 116,088
DSC Communications *                                                                                 2,300                  41,113
Loral Space & Communications *                                                                       3,200                  58,800
Lucent Technologies                                                                                  8,361                 386,696
MCI Communications Corp                                                                             11,500                 375,906
SBC Communications, Inc                                                                              9,600                 496,800
Tele-Communications, Inc. Series A *                                                                 6,000                  78,375
                                                                                                              ---------------------
                                                                                                                         1,775,978
                                                                                                              ---------------------
COMPUTER SOFTWARE & PROCESSING - 4.4%
Automatic Data Processing, Inc                                                                       5,700                 244,388
Cisco Systems, Inc. *                                                                                9,700                 617,163
Cognizant Corp                                                                                       3,400                 112,200


                       See notes to financial statements





COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - CONTINUED
Computer Associates International, Inc                                                               6,150  $              305,963
Computer Sciences Corp. *                                                                            1,200                  98,550
First Data Corp                                                                                      8,000                 292,000
Microsoft Corp. *                                                                                   19,600               1,619,450
Novell, Inc. *                                                                                       6,500                  61,547
Oracle Corp. *                                                                                      11,700                 488,475
                                                                                                              ---------------------
                                                                                                                         3,839,736
                                                                                                              ---------------------
COMPUTERS & INFORMATION - 4.6%
Apple Computer, Inc. *                                                                               2,200                  45,925
Compaq Computer *                                                                                    4,500                 334,125
Digital Equipment Corp. *                                                                            2,600                  94,575
Intel Corp                                                                                          14,100               1,846,219
International Business Machines Corp                                                                 8,900               1,343,900
Silicon Graphics *                                                                                   2,900                  73,950
Sun Microsystems, Inc. *                                                                             6,600                 169,538
                                                                                                              ---------------------
                                                                                                                         3,908,232
                                                                                                              ---------------------
CONTAINERS & PACKAGING - 0.2%
Avery-Dennison Corp                                                                                  2,600                  91,975
Crown Cork & Seal, Inc                                                                               1,800                  97,875
                                                                                                              ---------------------
                                                                                                                           189,850
                                                                                                              ---------------------
COSMETICS & PERSONAL CARE - 0.8%
Avon Products, Inc                                                                                   2,600                 148,525
Gillette Co                                                                                          7,100                 552,025
                                                                                                              ---------------------
                                                                                                                           700,550
                                                                                                              ---------------------
ELECTRIC UTILITIES - 3.0%
Allegheny Power System, Inc                                                                          3,200                 131,600
Baltimore Gas and Electric                                                                           3,100                  82,925
Carolina Power & Light Co                                                                            2,500                  91,250
Central & South West Corp                                                                            3,600                  92,250
Cinergy Corp                                                                                         1,900                  63,413
Consolidated Edison of N.Y                                                                           3,900                 114,075
Dominion Resources, Inc                                                                              3,100                 119,350
DTE Energy Co                                                                                        1,900                  61,513
Duke Power Co                                                                                        3,500                 161,875
Edison International                                                                                 6,900                 137,138
Entergy Corp                                                                                         3,100                  86,025
FPL Group,Inc                                                                                        3,600                 165,600
GPU, Inc                                                                                             2,300                  77,338
Houston Industries, Inc                                                                              5,000                 113,125
Northern States Power Co                                                                               800                  36,700
Ohio Edison Co                                                                                       3,400                  77,350
Pacific Gas & Electric                                                                               6,400                 134,400


                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - CONTINUED
Pacificorp                                                                                           4,000  $               82,000
Peco Energy Co                                                                                       3,800                  95,950
Public Service Enterprise Group, Inc                                                                 4,400                 119,900
Southern Company                                                                                    10,900                 246,613
Texas Utilities Co                                                                                   3,100                 126,325
Unicom Corp                                                                                          2,700                  73,238
Union Electric Co                                                                                    1,900                  73,150
                                                                                                              ---------------------
                                                                                                                         2,563,103
                                                                                                              ---------------------
ELECTRICAL EQUIPMENT - 4.5%
AMP Inc                                                                                              4,400                 168,850
Applied Materials, Inc. *                                                                            3,400                 122,188
Emerson Electric                                                                                     4,400                 425,700
General Electric Co                                                                                 27,300               2,699,288
Grainger (W.W.), Inc                                                                                 1,000                  80,250
Northern Telecom Ltd                                                                                 4,400                 272,250
Westinghouse Electric                                                                                7,200                 143,100
                                                                                                              ---------------------
                                                                                                                         3,911,626
                                                                                                              ---------------------
ELECTRONICS - 1.5%
Advanced Micro Devices *                                                                             1,900                  48,925
Honeywell, Inc                                                                                       2,600                 170,950
Johnson Controls                                                                                     1,100                  91,163
Micron Technology, Inc                                                                               3,800                 110,675
Motorola, Inc                                                                                       10,000                 613,750
National Semiconductor Corp. *                                                                       2,500                  60,938
Texas Instruments                                                                                    3,700                 235,875
                                                                                                              ---------------------
                                                                                                                         1,332,276
                                                                                                              ---------------------
ENTERTAINMENT & LEISURE - 1.4%
Brunswick Corp., Inc                                                                                 1,900                  45,600
Harrah's Entertainment, Inc. *                                                                       1,900                  37,763
Hasbro, Inc                                                                                          1,900                  73,863
Mattel                                                                                               5,750                 159,563
Viacom Inc. Class B *                                                                                4,600                 160,425
Walt Disney Co                                                                                      11,043                 768,869
                                                                                                              ---------------------
                                                                                                                         1,246,083
                                                                                                              ---------------------
ENVIRONMENTAL CONTROLS - 0.4%
Browning-Ferris Industries, Inc                                                                      4,200                 110,250
WMX Technologies, Inc                                                                                8,400                 274,050
                                                                                                              ---------------------
                                                                                                                           384,300
                                                                                                              ---------------------




                       See notes to financial statements






COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.2%
American Express Co                                                                                  8,300  $              468,950
American General Corp                                                                                3,800                 155,325
H.& R. Block, Inc                                                                                    2,100                  60,900
Dean Witter Discover & Co                                                                            3,100                 205,375
Federal Home Loan Mortgage Corp                                                                      3,100                 341,388
Federal National Mortgage Association                                                               18,500                 689,125
Household International, Inc                                                                         1,900                 175,275
J. P. Morgan & Co., Inc                                                                              3,000                 292,875
Merrill Lynch & Co., Inc                                                                             3,100                 252,650
Salomon, Inc                                                                                         1,800                  84,825
                                                                                                              ---------------------
                                                                                                                         2,726,688
                                                                                                              ---------------------
FOREST PRODUCTS & PAPER - 0.9%
Champion International                                                                               2,000                  86,500
Georgia-Pacific Corp                                                                                 1,700                 122,400
International Paper Co                                                                               4,700                 189,763
Louisiana Pacific Corp                                                                               2,000                  42,250
Mead Corp                                                                                            1,000                  58,125
Union Camp Corp                                                                                      1,400                  66,850
Westvaco Corp                                                                                        2,200                  63,250
Weyerhauser Co                                                                                       4,000                 189,500
                                                                                                              ---------------------
                                                                                                                           818,638
                                                                                                              ---------------------
HEALTH CARE PROVIDERS - 1.2%
Allegiance Corp                                                                                      1,000                  27,625
Columbia / HCA Healthcare Corp                                                                      11,550                 470,663
Fresenius Medical Care (ADR) *                                                                       1,888                  53,100
Medtronic, Inc                                                                                       4,200                 285,600
Tenet Healthcare Corp.*                                                                              3,700                  80,938
United Healthcare Corp                                                                               3,100                 139,500
                                                                                                              ---------------------
                                                                                                                         1,057,426
                                                                                                              ---------------------
HEAVY MACHINERY - 0.9%
Caterpiller Tractor, Inc                                                                             3,500                 263,375
Cooper Industries, Inc                                                                               2,200                  92,675
Deere & Co                                                                                           4,800                 195,000
Ingersoll Rand Co                                                                                    2,200                  97,900
Pall Corp                                                                                            2,200                  56,100
Parker-Hannifin Corp                                                                                 1,500                  58,125
                                                                                                              ---------------------
                                                                                                                           763,175
                                                                                                              ---------------------
HOUSEHOLD PRODUCTS - 2.1%
Black & Decker Corp                                                                                  1,500                  45,188
Clorox Co                                                                                            1,100                 110,372
Colgate-Palmolive Co                                                                                 2,200                 202,950



                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - CONTINUED
Newell Co                                                                                            2,800  $               88,200
Premark International, Inc                                                                           1,100                  24,475
Procter & Gamble Co                                                                                 10,800               1,161,000
Rubbermaid, Inc                                                                                      2,700                  61,425
Tupperware Corp                                                                                      1,100                  58,987
Whirlpool Corp                                                                                       1,600                  74,600
                                                                                                              ---------------------
                                                                                                                         1,827,197
                                                                                                              ---------------------
INDUSTRIAL - DIVERSIFIED - 2.1%
Baker Hughes, Inc                                                                                    2,500                  86,250
Corning, Inc                                                                                         4,300                 198,875
Dover Corp                                                                                           2,400                 120,600
Eastman Kodak Co                                                                                     5,600                 449,400
Fluor Corp                                                                                           1,400                  87,850
Illinois Tool Works, Inc                                                                             2,400                 191,700
Imation Corp.*                                                                                         700                  19,688
ITT Corp. *                                                                                          1,900                  82,413
ITT Hartford Group, Inc                                                                              2,000                 135,000
ITT Industries, Inc                                                                                  2,100                  51,450
Temple Inland, Inc                                                                                   1,200                  64,950
Tenneco, Inc. *                                                                                      3,400                 153,425
Tyco Lab                                                                                             2,900                 153,338
                                                                                                              ---------------------
                                                                                                                         1,794,939
                                                                                                              ---------------------
INSURANCE - 4.0%
Aetna, Inc. 6.25% Convertible Preferred                                                                202                  16,034
Aetna, Inc                                                                                           2,505                 200,400
Allstate Corp                                                                                        7,500                 434,063
American International Group                                                                         6,900                 746,925
Chubb Corp                                                                                           2,500                 134,375
Cigna Corp                                                                                           1,100                 150,288
General RE Corp                                                                                      1,400                 220,850
Jefferson Pilot Corp                                                                                 1,500                  84,938
Lincoln National Corp                                                                                1,700                  89,250
Loews Corp                                                                                           1,800                 169,650
Marsh & McLennan Cos., Inc                                                                           1,300                 135,200
Providian Corp                                                                                       2,100                 107,888
Safeco Corp                                                                                          2,300                  90,706
St. Paul Cos                                                                                         1,300                  76,213
Torchmark Corp                                                                                       1,500                  75,750
Transamerica Corp                                                                                    1,200                  94,800
Travelers, Inc                                                                                      11,000                 499,113
Unum Corp                                                                                            1,300                  93,925
                                                                                                              ---------------------
                                                                                                                         3,420,368
                                                                                                              ---------------------



                       See notes to financial statements





COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
LODGING - 0.3%
Hilton Hotels                                                                                        3,600  $               94,050
Marriott International, Inc                                                                          2,400                 132,600
                                                                                                              ---------------------
                                                                                                                           226,650
                                                                                                              ---------------------
MEDIA - BROADCASTING & PUBLISHING - 1.5%
Comcast Corp                                                                                         3,500                  62,344
Deluxe Corporation                                                                                   1,800                  58,950
Dow Jones & Co., Inc                                                                                 2,300                  77,913
Dun & Bradstreet Corp                                                                                3,400                  80,750
Gannett Co., Inc                                                                                     2,900                 217,138
Knight-Ridder, Inc                                                                                   2,200                  84,150
McGraw-Hill Companies, Inc                                                                           2,200                 101,475
Moore Corp.Ltd                                                                                       2,300                  46,863
R.R. Donnelley & Sons                                                                                3,100                  97,263
TCI Satellite Entertainment Inc. Class A *                                                             600                   5,963
Time Warner, Inc                                                                                     7,200                 270,000
Tribune Co                                                                                           1,300                 102,538
U.S. West Media Group *                                                                              7,100                 131,350
                                                                                                              ---------------------
                                                                                                                         1,336,697
                                                                                                              ---------------------
MEDICAL SUPPLIES - 0.6%
Baxter International, Inc                                                                            5,000                 205,000
Becton Dickinson & Co                                                                                2,400                 104,100
Boston Scientific Corp. *                                                                            2,800                 168,000
Mallinckrodt, Inc                                                                                    1,800                  79,425
                                                                                                              ---------------------
                                                                                                                           556,525
                                                                                                              ---------------------
METALS - 1.2%
Alcan Aluminum Ltd                                                                                   4,800                 161,400
Aluminum Company of America                                                                          3,500                 223,125
Barrick Gold Corp                                                                                    6,400                 184,000
Engelhard Corp                                                                                       2,700                  51,638
Nucor Corp                                                                                           1,500                  76,500
Phelps Dodge Corp                                                                                    1,500                 101,250
Placer Dome, Inc                                                                                     4,600                 100,050
Reynolds Metals Co                                                                                   1,200                  67,650
USX - U.S. Steel Group, Inc                                                                          1,500                  47,063
                                                                                                              ---------------------
                                                                                                                         1,012,676
                                                                                                              ---------------------
MINING - 1.0%
Cyprus Amax Minerals Co                                                                              1,900                  44,413
Homestake Mining Co                                                                                  3,600                  51,300
Inco Ltd                                                                                             2,100                  66,938
Minnesota Mining & Manufacturing                                                                     7,000                 580,125
Newmont Mining                                                                                       2,200                  98,450
                                                                                                              ---------------------
                                                                                                                           841,226
                                                                                                              ---------------------




                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT - 1.7%
Alco Standard Corp                                                                                   2,200  $              113,575
Hewlett-Packard Co                                                                                  18,200                 914,550
Pitney Bowes, Inc                                                                                    3,100                 168,950
Xerox Corp                                                                                           5,400                 284,175
                                                                                                              ---------------------
                                                                                                                         1,481,250
                                                                                                              ---------------------
OIL & GAS - 9.9%
Amerada Hess Corp                                                                                    1,800                 104,175
Amoco Corp                                                                                           8,100                 652,050
Ashland Inc                                                                                          1,500                  65,813
Atlantic Richfield Co                                                                                2,700                 357,750
Burlington Resources, Inc                                                                            2,300                 115,863
Chevron Corp                                                                                        10,000                 650,000
Coastal Corp                                                                                         2,000                  97,750
Consolidated Natural Gas                                                                             1,800                  99,450
Dresser Industries, Inc                                                                              4,000                 124,000
El Paso Natural Gas Co                                                                                 316                  15,958
Enron Corp                                                                                           4,300                 185,438
Exxon Corp                                                                                          18,800               1,842,400
Halliburton Co                                                                                       2,000                 120,500
Kerr - Mcgee Corp                                                                                      900                  64,800
Mobil Corp                                                                                           6,000                 733,500
Occidental Petroleum                                                                                 5,100                 119,213
Panenergy Corp                                                                                       2,500                 112,500
Phillips Petroleum Co                                                                                4,600                 203,550
Royal Dutch Petroleum Co                                                                             8,600               1,468,450
Schlumberger Ltd                                                                                     4,100                 409,488
Sonat, Inc                                                                                           1,800                  92,700
Sun Co., Inc                                                                                         1,800                  43,875
Texaco, Inc                                                                                          4,200                 412,125
Union Pacific Resources Group                                                                        2,964                  86,697
Unocal Corp                                                                                          4,400                 178,750
USX - Marathon Group                                                                                 5,200                 124,150
Western Atlas, Inc. *                                                                                1,000                  70,875
Williams Companies, Inc                                                                              2,850                 106,875
                                                                                                              ---------------------
                                                                                                                         8,658,695
                                                                                                              ---------------------
PHARMACEUTICALS - 9.1%
Abbott Laboratories                                                                                 13,300                 674,975
American Home Products Corp                                                                         10,400                 609,700
Amgen, Inc. *                                                                                        4,500                 244,688
Bristol-Myers Squibb Co                                                                              8,900                 967,875
Eli Lilly & Co                                                                                       9,000                 657,000



                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - CONTINUED
Grace (W.R). & Co                                                                                    1,800  $               93,150
Johnson & Johnson                                                                                   21,600               1,074,600
Merck & Co., Inc                                                                                    20,300               1,608,775
Pfizer, Inc                                                                                         10,800                 895,050
Pharmacia & Upjohn, Inc                                                                              7,000                 277,375
Schering-Plough Corp                                                                                 6,300                 407,925
Warner Lambert Co                                                                                    4,800                 360,000
                                                                                                              ---------------------
                                                                                                                         7,871,113
                                                                                                              ---------------------
RETAILERS - 5.7%
Albertson's, Inc                                                                                     4,700                 167,438
American Stores Co                                                                                   2,500                 102,188
Circuit City Stores, Inc                                                                             1,700                  51,213
CVS Corp                                                                                             2,300                  95,163
Darden Restaurants, Inc                                                                              2,600                  22,750
Dayton-Hudson Corp                                                                                   4,200                 164,850
Dillard Dept. Stores                                                                                 2,300                  71,013
Footstar, Inc. *                                                                                       662                  16,467
Gap Stores                                                                                           5,300                 159,663
Harcourt General, Inc                                                                                1,300                  59,963
Home Depot                                                                                           8,000                 401,000
J.C. Penney Co., Inc                                                                                 4,400                 214,500
Kimberly-Clark Corp                                                                                  4,406                 419,672
K-Mart Corp. *                                                                                       8,000                  83,000
Kroger Co. *                                                                                         2,500                 116,250
Lowe's Companies, Inc                                                                                3,000                 106,500
May Dept Stores                                                                                      5,000                 233,750
McDonald's Corp                                                                                     11,200                 506,800
Nordstrom, Inc                                                                                       1,300                  46,069
Price / Costco, Inc. *                                                                               4,100                 103,013
Sears Roebuck                                                                                        6,400                 295,200
Tandy Corp                                                                                           1,200                  52,800
The Limited, Inc                                                                                     4,800                  88,200
Toys "R" Us, Inc. Holding Co. *                                                                      4,700                 141,000
Walgreen Co                                                                                          4,100                 164,000
Wal-Mart Stores, Inc                                                                                43,300                 990,488
Winn Dixie                                                                                           2,100                  66,413
                                                                                                              ---------------------
                                                                                                                         4,939,363
                                                                                                              ---------------------
TELEPHONE SYSTEMS - 5.2%
Ameritech Corp                                                                                       8,900                 539,563
AT & T Corp                                                                                         25,800               1,122,300
Bell Atlantic Corp                                                                                   6,700                 433,825


                       See notes to financial statements






COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS - CONTINUED
Bellsouth Corp                                                                                      16,300  $              658,113
GTE Corp                                                                                            13,800                 627,900
NYNEX Corp                                                                                           7,100                 341,688
Pacific Telesis Group                                                                                6,700                 246,225
Sprint Corp                                                                                          6,400                 255,200
U.S. West, Inc                                                                                       7,400                 238,650
                                                                                                              ---------------------
                                                                                                                         4,463,464
                                                                                                              ---------------------
TEXTILES, CLOTHING & FABRICS - 0.5%
Nike, Inc                                                                                            4,800                 286,800
Payless Shoesource, Inc. *                                                                             800                  30,000
Reebok International Ltd *                                                                           1,200                  50,400
VF Corp                                                                                              1,400                  94,500
                                                                                                              ---------------------
                                                                                                                           461,700
                                                                                                              ---------------------
TRANSPORTATION - 1.2%
Burlington Northern Santa Fe                                                                         2,600                 224,575
Conrail, Inc                                                                                         1,300                 129,513
CSX Corp                                                                                             4,000                 169,000
Federal Express Corp. *                                                                              2,200                  97,900
Norfolk Southern Corp                                                                                1,900                 166,250
Union Pacific Corp                                                                                   3,500                 210,438
                                                                                                              ---------------------
                                                                                                                           997,676
                                                                                                              ---------------------

Total Common and Preferred Stocks (Cost $60,745,359)                                                                    87,988,553
                                                                                                              ---------------------


                       See notes to financial statements



COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                      PAR AMOUNT              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.3%
REPURCHASE AGREEMENT - 2.2%
J.P. Morgan Repurchase Agreement at  6.25% due 1/2/97,
collaterized by U.S. Treasury Bond, $1,813,000 par, 7.50% coupon, due 11/15/16, dated 11/15/86, repurchase proceeds
of $1,939,673.                                                                                  $1,939,000  $            1,939,000
                                                                                                              ---------------------

U.S. GOVERNMENT - 0.1%
Federal Home Loan Mortgage Corp. Discount Note (a)                                                 100,000                  99,075
                                                                                                              ---------------------


Total Short-Term Investments (Cost $2,038,075)                                                                           2,038,075
                                                                                                              ---------------------

TOTAL INVESTMENTS - 104.0%
(Cost $62,783,434)                                                                                                      90,026,628

Other Assets and Liabilities (net) -  (4.0%)                                                                            (3,466,444)
                                                                                                              ---------------------

TOTAL NET ASSETS - 100.0%                                                                                   $           86,560,184
                                                                                                              =====================


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

(a)   Assets segregated for open futures

ADR - American Depositary Receipt




                        See notes to financial statements






COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS - 92.5%
                   ADVERTISING - 0.5%
        3,300      Omnicom Group, Inc                                                    $              150,975
                                                                                           ---------------------

                   AEROSPACE & DEFENSE - 2.1%
        4,900      AlliedSignal, Inc                                                                    328,300
        3,200      Boeing Co                                                                            340,400
                                                                                           ---------------------
                                                                                                        668,700
                                                                                           ---------------------
                   AUTOMOTIVE - 0.8%
        8,900      Stewart & Stevenson Services                                                         259,213
                                                                                           ---------------------

                   BANKING - 6.2%
        6,100      Bankamerica Corp                                                                     608,475
        2,700      Bankers Trust New York Corp                                                          232,875
        3,800      Chase Manhattan Corp                                                                 339,150
        4,400      Comerica, Inc                                                                        230,450
        2,700      First Bank System, Inc                                                               184,275
        2,100      First Union Corp. New England                                                        155,400
        1,700      Nationsbank Corp                                                                     166,175
                                                                                           ---------------------
                                                                                                      1,916,800
                                                                                           ---------------------
                   BEVERAGES, FOOD & TOBACCO - 5.9%
        4,700      American Brands, Inc                                                                 233,238
        1,700      Campbell Soup Co                                                                     136,425
        9,000      Nabisco Holdings Corp. Class A                                                       349,875
        5,000      Philip Morris Companies, Inc                                                         563,125
        4,800      Quaker Oats Co                                                                       183,000
        1,500      Ralston Purina Group                                                                 110,063
        8,300      RJR Holdings Group, Inc                                                              282,200
                                                                                           ---------------------
                                                                                                      1,857,926
                                                                                           ---------------------
                   BUILDING MATERIALS - 0.9%
        3,900      Keystone International Inc                                                            78,488
        5,800      Masco Corp                                                                           208,800
                                                                                           ---------------------
                                                                                                        287,288
                                                                                           ---------------------
                   CHEMICALS - 2.2%
        2,900      Betz Labs                                                                            169,650
        2,900      Monsanto Co                                                                          112,738
        3,800      Morton International, Inc                                                            154,850
        5,900      Praxair, Inc                                                                         272,138
                                                                                           ---------------------
                                                                                                        709,376
                                                                                           ---------------------
                   COMMERCIAL SERVICES - 0.0%
          666      AC Nielson Corp. *                                                                    10,073
                                                                                           ---------------------

                   COMMUNICATIONS - 4.5%
        6,300      Cable & Wireless PLC                                                                 155,138
        5,000      DSC Communications *                                                                  89,688
        7,400      Ericsson L M Telephone                                                               223,388
        5,925      Frontier Corp                                                                        134,053
        3,405      Lucent Technologies                                                                  157,481
        7,400      Newbridge Network Corp. *                                                            209,050
        4,500      Nokia Corp                                                                           259,313
        4,800      Tellabs, Inc. *                                                                      180,600
                                                                                           ---------------------
                                                                                                      1,408,711
                                                                                           ---------------------



                       See notes to financial statements




COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   COMPUTER SOFTWARE & PROCESSING - 5.5%
        5,800      3 Com Corp. *                                                         $              425,195
        7,100      BMC Software, Inc. *                                                                 293,763
        3,700      Cisco Systems, Inc. *                                                                235,413
        2,000      Cognizant Corp.                                                                       66,000
        6,450      Computer Associates International, Inc                                               320,888
        2,000      Microsoft Corp. Convertible Preferred                                                160,125
        2,800      Microsoft Corp. *                                                                    231,350
                                                                                           ---------------------
                                                                                                      1,732,734
                                                                                           ---------------------
                   COMPUTERS & INFORMATION - 2.1%
        2,700      Intel Corp                                                                           353,531
        2,100      International Business Machines Corp                                                 317,100
                                                                                           ---------------------
                                                                                                        670,631
                                                                                           ---------------------
                   CONTAINERS & PACKAGING - 1.5%
        8,900      Crown Cork & Seal, Inc                                                               483,938
                                                                                           ---------------------

                   ELECTRIC UTILITIES - 4.7%
        3,400      Allegheny Power System, Inc                                                          103,275
        6,300      Boston Edison Co                                                                     169,313
        3,400      CMS Energy Corp                                                                      114,325
       12,200      DTE Energy Co                                                                        394,975
        7,400      Edison International                                                                 147,075
        4,000      Houston Industries, Inc                                                               90,500
        2,600      Nipsco Industries, Inc                                                               103,025
        2,500      Ohio Edison Co                                                                        56,875
        5,700      Scana Corp                                                                           152,475
        6,000      Unicom Corp                                                                          162,750
                                                                                           ---------------------
                                                                                                      1,494,588
                                                                                           ---------------------
                   ELECTRICAL EQUIPMENT - 0.9%
        2,900      General Electric Co                                                                  286,738
                                                                                           ---------------------

                   ELECTRONICS - 3.7%
       13,200      General Instrument Corp. *                                                           285,450
        5,600      General Signal                                                                       239,400
        4,400      Honeywell, Inc                                                                       289,300
        2,300      Johnson Controls                                                                     190,613
        2,500      Linear Technology Corp                                                               109,688
        1,800      Oak Industries, Inc. *                                                                41,400
                                                                                           ---------------------
                                                                                                      1,155,851
                                                                                           ---------------------
                   ENTERTAINMENT & LEISURE - 1.0%
        5,300      Time Warner, Inc                                                                     198,750
        1,800      Walt Disney Co                                                                       125,325
                                                                                           ---------------------
                                                                                                        324,075
                                                                                           ---------------------
                   ENVIRONMENTAL CONTROLS - 0.9%
        8,600      WMX Technologies, Inc. (a)                                                           280,575
                                                                                           ---------------------

                   FINANCIAL SERVICES - 3.6%
        7,200      H.& R. Block, Inc                                                                    208,800
       10,000      Federal National Mortgage Association                                                372,500
        3,200      J. P. Morgan & Co., Inc                                                              312,400
        2,700      Student Loan Marketing Association                                                   251,438
                                                                                           ---------------------
                                                                                                      1,145,138
                                                                                           ---------------------


                       See notes to financial statements





COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   FOREST PRODUCTS & PAPER - 0.6%
        5,300      James River Corp                                                      $              175,563
                                                                                           ---------------------

                   HEALTH CARE PROVIDERS - 1.0%
        3,800      Pacificare Health Systems, Inc. *                                                    323,475
                                                                                           ---------------------

                   HEAVY MACHINERY - 0.9%
        6,700      Ingersoll Rand Co                                                                    298,150
                                                                                           ---------------------

                   HOUSEHOLD PRODUCTS - 1.7%
        2,000      Colgate-Palmolive Co                                                                 184,500
        5,700      Newell Co                                                                            179,550
        1,600      Procter & Gamble Co                                                                  172,000
                                                                                           ---------------------
                                                                                                        536,050
                                                                                           ---------------------
                   INDUSTRIAL - DIVERSIFIED - 0.6%
        2,400      Eastman Kodak Co                                                                     192,600
                                                                                           ---------------------

                   INSURANCE - 6.8%
        3,100      Aetna, Inc                                                                           248,000
        5,800      Allstate Corp                                                                        335,675
        2,900      American International Group                                                         313,925
        3,000      Conseco, Inc                                                                         191,250
        6,800      Everest Re Holdings                                                                  195,500
        5,100      Horace Mann Educators                                                                205,913
        2,100      MBIA, Inc                                                                            212,625
        4,933      Travelers, Inc                                                                       223,845
        8,400      USF&G Corp                                                                           175,350
                                                                                           ---------------------
                                                                                                      2,102,083
                                                                                           ---------------------
                   MEDIA - BROADCASTING & PUBLISHING - 0.8%
        3,900      Deluxe Corp                                                                          127,725
        2,000      Dun & Bradstreet Corp                                                                 47,500
        1,100      Tribune Co                                                                            86,763
                                                                                           ---------------------
                                                                                                        261,988
                                                                                           ---------------------
                   MEDICAL SUPPLIES - 0.4%
        6,400      Nellcor Puritan Bennett Inc. *                                                       139,200
                                                                                           ---------------------

                   OFFICE EQUIPMENT - 0.3%
        2,100      Hewlett-Packard Co                                                                   105,525
                                                                                           ---------------------

                   OIL & GAS - 9.2%
        1,700      Amerada Hess Corp                                                                     98,388
        5,300      Apache Corp                                                                          109,663
        6,300      Burlington Resources, Inc                                                            186,388
        3,500      Coastal Corp                                                                         171,063
        1,700      Exxon Corp                                                                           169,285
        3,000      Royal Dutch Petroleum Co                                                             512,250
        3,700      Sun Co., Inc                                                                          90,188
        8,600      Texaco, Inc                                                                          843,875
       10,000      Unocal Corp                                                                          406,250
        5,500      USX-Marathon Group                                                                   131,313
        2,200      Williams Companies, Inc                                                              192,619
                                                                                           ---------------------
                                                                                                      2,911,282
                                                                                           ---------------------


                       See notes to financial statements




COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS - 9.9%
        5,800      Abbott Laboratories                                                   $              294,350
        3,400      Amgen, Inc. *                                                                        184,875
        3,400      Bristol-Myers Squibb Co                                                              369,750
       10,100      Glaxo Wellcome PLC                                                                   320,675
        4,300      Merck & Co., Inc                                                                     340,775
        2,800      Mylan Laboratories, Inc                                                               46,900
        6,300      Novartis AG ADR                                                                      359,638
        7,000      SmithKline Beecham PLC                                                               476,000
        3,200      Teva Pharmaceutical                                                                  160,800
        5,000      Warner Lambert Co                                                                    375,000
        4,200      Watson Pharmaceutical, Inc. *                                                        188,738
                                                                                           ---------------------
                                                                                                      3,117,501
                                                                                           ---------------------
                   REAL ESTATE - 0.9%
        8,600      Healthcare Realty Trust                                                              227,900
        2,108      Simon Debartolo Group, Inc                                                            65,348
                                                                                           ---------------------
                                                                                                        293,248
                                                                                           ---------------------
                   RETAILERS - 5.6%
        6,900      Dayton-Hudson Corp                                                                   270,825
       17,000      Federated Department Stores *                                                        580,125
        3,900      Gymboree Corp. *                                                                      89,213
        2,100      K-Mart Financing Preferred                                                           102,375
          700      Lone Star Steakhouse & Saloon *                                                       18,813
        2,600      Revco D.S. Inc. *                                                                     96,200
        3,700      Sears Roebuck                                                                        170,663
        5,900      Talbots, Inc                                                                         168,888
        3,100      The Vons Co., Inc. *                                                                 185,613
        3,000      Toys "R" Us, Inc. Holding Co. *                                                       90,000
                                                                                           ---------------------
                                                                                                      1,772,715
                                                                                           ---------------------
                   TELEPHONE SYSTEMS - 3.4%
       18,000      AT & T Corp                                                                          783,000
        3,400      Cincinnati Bell, Inc                                                                 209,525
        2,400      Sprint Corp                                                                           86,100
                                                                                           ---------------------
                                                                                                      1,078,625
                                                                                           ---------------------
                   TEXTILES, CLOTHING & FABRICS - 2.1%
        5,600      Adidas AG (144A)^                                                                    241,643
       15,800      Canadian Pacific                                                                     418,700
                                                                                           ---------------------
                                                                                                        660,343
                                                                                           ---------------------
                   TRANSPORTATION - 1.3%
        6,250      Canadian National Railway Co                                                         237,500
        3,000      Union Pacific Corp                                                                   180,375
                                                                                           ---------------------
                                                                                                        417,875
                                                                                           ---------------------


                   Total Common and Preferred Stocks (Cost $25,261,741)                              29,229,553
                                                                                           ---------------------

                   DOMESTIC BONDS AND DEBT SECURITIES - 3.3%          COUPON     MATURITY
                   AIRLINES - 0.2%                                    ------     --------
      $45,000      Continental Airlines (144A)^                       6.750%     04/15/06                49,500
                                                                                           ---------------------

                   BEVERAGES, FOOD & TOBACCO - 0.6%
      150,000      Grand Metropolitan (144A)^                         6.500%     01/31/00               177,989
                                                                                           ---------------------



                       See notes to financial statements




COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                          VALUE
      AMOUNT       DESCRIPTION                                           COUPON     MATURITY        (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - CONTINUED
                   FINANCIAL SERVICES - 0.3%
     $100,000      MBL International Finance                             3.000%     11/30/02   $    104,125
                                                                                            -----------------

                   INDUSTRIAL - DIVERSIFIED - 0.7%
      350,000      ADT Operations, Inc.                                    +        07/06/10         227,938
                                                                                            -----------------

                   MEDIA - BROADCASTING & PUBLISHING - 0.3%
      200,000      News America Holdings                                   +        03/11/13          94,250
                                                                                            -----------------

                   PHARMACEUTICALS - 1.2%
      700,000      Roche Holdings, Inc. (144A)^                            +        04/20/10         320,250
       50,000      Sandoz (144A)^                                        2.000%     10/06/02          53,750
                                                                                            -----------------
                                                                                                     374,000
                                                                                            -----------------

                   Total Domestic Bonds and Debt Securities (Cost $937,834)                        1,027,802
                                                                                            -----------------

                   SHORT-TERM INVESTMENTS - 8.7%
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS- 8.7%
    2,765,000      Student Loan Marketing Association (Cost $2,764,002)  6.500%     01/02/97       2,764,002
                                                                                            -----------------

                   TOTAL INVESTMENTS - 104.5%
                   (Cost $28,963,577)                                                             33,021,357

                   Other Assets and Liabilities (net) -  (4.5%)                                   (1,428,191)
                                                                                            -----------------

                   TOTAL NET ASSETS - 100.0%                                                 $    31,593,166
                                                                                            =================



                   PORTFOLIO FOOTNOTES:

                   * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                   ^     Securities   that   may   be   resold   to   "qualified
                         institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   +     Zero coupon bond

                   (a)   Assets segregated for open futures




                        See notes to financial statements





COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - 87.0%
                   AEROSPACE & DEFENSE - 2.9%
      $300,000     Sequa Corp                                                         9.625%             10/15/99     $     311,250
       250,000     Sequa Corp                                                         9.375%             12/15/03           253,750
       600,000     Talley Manufacturing & Technical Corp                             10.750%             10/15/03           628,500
                                                                                                               ---------------------
                                                                                                                          1,193,500
                                                                                                               ---------------------
                   AIRLINES - 1.2%
       500,000     U.S. Air, Inc                                                      8.625%             09/01/98           501,250
                                                                                                               ---------------------

                   AUTOMOTIVE - 1.1%
       300,000     Exide Corp                                                        10.750%             12/15/02           315,000
       150,000     JPS Automotive Products                                           11.125%             06/15/01           161,625
                                                                                                               ---------------------
                                                                                                                            476,625
                                                                                                               ---------------------
                   BEVERAGES, FOOD & TOBACCO - 0.6%
       250,000     Pilgrims Pride                                                    10.875%             08/01/03           248,750
                                                                                                               ---------------------

                   BUILDING MATERIALS - 3.4%
       550,000     American Standard, Inc                                            10.875%             05/15/99           588,500
       250,000     Clark Materials (144A)^                                           10.750%             11/15/06           261,250
       500,000     Schuller International Group, Inc                                 10.875%             12/15/04           559,375
                                                                                                               ---------------------
                                                                                                                          1,409,125
                                                                                                               ---------------------
                   CHEMICALS - 1.9%
       200,000     Trans-Resources                                                   11.875%             07/01/02           202,000
       534,000     ISP Holdings, Inc.                                                 9.750%             02/15/02           559,365
                                                                                                               ---------------------
                                                                                                                            761,365
                                                                                                               ---------------------
                   COMMUNICATIONS - 9.5%
       100,000     Cablevision Systems, Corp                                         10.750%             04/01/04           104,250
       150,000     Cablevision Systems, Corp                                         10.500%             05/15/16           156,000
       500,000     Centennial Cellular                                               10.125%             05/15/05           505,000
       200,000     Echostar Communications                                       0%, 12.875%++           06/01/04           166,500
       600,000     Fonorola, Inc                                                     12.500%             08/15/02           660,000
       150,000     Intermedia Communications of Florida, Inc                         13.500%             06/01/05           172,125
       300,000     Intermedia Communications of Florida, Inc                     0%, 12.500%++           05/15/06           201,000
       650,000     IXC Communications, Inc                                           12.500%             10/01/05           718,250
       300,000     Millicon International Cellular (144A)^                       0%, 13.500%++           06/01/06           187,500
       300,000     Panamsat L.P                                                       9.750%             08/01/00           319,500
       100,000     Pricellular Wireless Corp                                     0%, 14.000%++           11/15/01            99,500
       300,000     Pricellular Wireless Corp                                     0%, 12.250%++           10/01/03           258,000
       500,000     Teleport Communications                                       0%, 11.125%++           07/01/07           345,000
                                                                                                               ---------------------
                                                                                                                          3,892,625
                                                                                                               ---------------------
                   COMPUTER SOFTWARE & PROCESSING - 1.3%
       500,000     Computervision                                                    11.375%             08/15/99           525,000
                                                                                                               ---------------------

                   CONTAINERS & PACKAGING - 3.0%
       100,000     Owens-Illinois, Inc                                               10.250%             04/01/99           101,000
       450,000     Owens-Illinois, Inc                                               11.000%             12/01/03           502,875
       600,000     U.S. Can Co                                                       13.500%             01/15/02           624,750
                                                                                                               ---------------------
                                                                                                                          1,228,625
                                                                                                               ---------------------
                   COSMETICS & PERSONAL CARE - 1.4%
       300,000     Revlon Consumer Products Corp                                      9.375%             04/01/01           308,250
       150,000     Revlon Consumer Products Corp                                     10.500%             02/15/03           157,875
       100,000     Revlon Consumer Products Corp                                     10.875%             07/15/10           102,625
                                                                                                               ---------------------
                                                                                                                            568,750
                                                                                                               ---------------------
                   ELECTRIC UTILITIES - 5.5%
       600,000     AES Corp                                                          10.250%             07/15/06           648,000
       350,000     California Energy, Inc                                             9.875%             06/30/03           371,000



                       See notes to financial statements




COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES - CONTINUED
     $659,000      Connecticut Yankee Atomic                                         12.000%             06/01/00     $     675,717
      150,000      El Paso Electric Company                                           8.250%             02/01/03           154,500
       50,000      El Paso Electric Company                                           8.900%             02/01/06            53,000
      300,000      Midland Funding Corp. II                                          11.750%             07/23/05           337,500
                                                                                                               ---------------------
                                                                                                                          2,239,717
                                                                                                               ---------------------
                   ELECTRONICS - 2.4%
      300,000      Advanced Micro Devices                                            11.000%             08/01/03           327,000
      450,000      Bell & Howell Holdings Co                                     0%,11.500%++            03/01/05           329,625
      300,000      Exide Electronics Group                                           11.500%             03/15/06           319,500
                                                                                                               ---------------------
                                                                                                                            976,125
                                                                                                               ---------------------
                   ENTERTAINMENT & LEISURE - 9.3%
      350,000      Agrosy Gaming                                                     13.250%             06/01/04           326,375
      325,000      California Hotel Financial Corp                                   11.000%             12/01/02           338,813
      400,000      Coast Hotels & Casino                                             13.000%             12/15/02           442,000
      350,000      Grand Casinos, Inc                                                10.125%             12/01/03           355,250
      350,000      Hollywood Casino, Inc                                             12.750%             11/01/03           337,750
      400,000      Majestic Star                                                     12.750%             05/15/03           429,000
      100,000      Rayovac Corp (144A)^                                              10.250%             11/01/06           103,000
      650,000      Selmer Co., Inc                                                   11.000%             05/15/05           710,125
      250,000      Trump Atlantic City                                               11.250%             05/01/06           248,750
      500,000      Viacom International                                              10.250%             09/15/01           543,550
                                                                                                               ---------------------
                                                                                                                          3,834,613
                                                                                                               ---------------------
                   ENVIRONMENTAL CONTROLS - 0.5%
      100,000      Envirosource Inc                                                   9.750%             06/15/03            94,500
      100,000      Norcal Waste Systems, Inc                                         13.000%             11/15/05           111,500
                                                                                                               ---------------------
                                                                                                                            206,000
                                                                                                               ---------------------
                   FOREST PRODUCTS & PAPER - 1.3%
      200,000      SD Warren Co                                                      12.000%             12/15/04           217,000
      150,000      Sweetheart Cup                                                     9.625%             09/01/00           155,250
      150,000      Sweetheart Cup                                                    10.500%             09/01/03           158,250
                                                                                                               ---------------------
                                                                                                                            530,500
                                                                                                               ---------------------
                   HEALTH CARE PROVIDERS - 4.0%
      500,000      Fresenius Med Care Preferred                                       9.000%             12/01/06           510,000
      250,000      Merit Behavioral Care                                             11.500%             11/15/05           272,500
      500,000      Ornda Healthcorp                                                  12.250%             05/15/02           533,750
      300,000      Tenet Healthcare Corp                                             10.125%             03/01/05           333,000
                                                                                                               ---------------------
                                                                                                                          1,649,250
                                                                                                               ---------------------
                   INDUSTRIAL - DIVERSIFIED - 2.4%
      150,000      Aetna Industry, Inc                                               11.875%             10/01/06           161,625
      600,000      Communications & Power Corp                                       12.000%             08/01/05           670,500
      150,000      Jordan Industries, Inc                                            10.375%             08/01/03           148,500
                                                                                                               ---------------------
                                                                                                                            980,625
                                                                                                               ---------------------
                   INSURANCE - 1.2%
      475,000      Americo Life, Inc                                                  9.250%             06/01/05           475,000
                                                                                                               ---------------------

                   MEDIA - BROADCASTING & PUBLISHING - 11.2%
      300,000      Century Communications Corp                                       11.875%             10/15/03           318,000
      150,000      Comcast Corp                                                       9.375%             05/15/05           156,375
      150,000      Comcast Corp                                                       9.125%             10/15/06           154,125
      500,000      EZ Communications                                                  9.750%             12/01/05           521,250
      500,000      Heritage Media Services                                           11.000%             06/15/02           532,500
      500,000      Insight Communications Co. L.P                                    11.250%             03/01/00           515,000
      450,000      International Cabletel, Inc                                   0%,12.750%++            04/15/05           337,500
      100,000      International Cabletel, Inc                                   0%,11.500%++            02/01/06            68,500
      100,000      JCAC, Inc                                                         10.125%             06/15/06           104,250


                       See notes to financial statements





COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   MEDIA - BROADCASTING & PUBLISHING - CONTINUED
     $300,000      Katz Media Corp (144A)^                                           10.500%             01/15/07    $      308,250
      225,000      K-III Communications Corp                                         10.625%             05/01/02           237,938
      150,000      K-III Communications Corp                                         10.250%             06/01/04           157,875
      600,000      SCI Television                                                    11.000%             06/30/05           645,000
      250,000      Young Broadcasting Corp                                           11.750%             11/15/04           267,500
      250,000      Young Broadcasting Corp                                           10.125%             02/15/05           260,000
                                                                                                               ---------------------
                                                                                                                          4,584,063
                                                                                                               ---------------------
                   METALS - 4.1%
      500,000      Armco Inc                                                         11.375%             10/15/99           526,250
      500,000      Carbide/Graphite Group, Inc                                       11.500%             09/01/03           548,750
      350,000      Easco Corp                                                        10.000%             03/15/01           355,250
      250,000      WCI Steel, Inc (144A)^                                            10.000%             12/01/04           256,250
                                                                                                               ---------------------
                                                                                                                          1,686,500
                                                                                                               ---------------------
                   OIL & GAS - 8.9%
      175,000      Clark R&M Holdings                                                   +                02/15/00           126,438
      500,000      Coda Energy, Inc                                                  10.500%             04/01/06           531,250
      495,000      Giant Industries                                                   9.750%             11/15/03           517,275
      530,000      Global Marine, Inc                                                12.750%             12/15/99           572,400
      500,000      KCS Energy, Inc                                                   11.000%             01/15/03           543,750
      150,000      National Energy Group (144A)^                                     10.750%             11/01/06           158,250
      150,000      Parker Drilling Corp                                               9.750%             11/15/06           158,625
      500,000      Petroleum Heat & Power                                            12.250%             02/01/05           561,250
      475,000      Triton Energy Corp                                             0%,9.750%++            12/15/00           498,750
                                                                                                               ---------------------
                                                                                                                          3,667,988
                                                                                                               ---------------------
                   RETAILERS - 8.1%
      100,000      Cole National Group (144A)^                                        9.875%             12/31/06           103,500
      300,000      Loehmann's, Inc                                                   11.875%             05/15/03           324,750
      500,000      Pantry, Inc                                                       12.000%             11/15/00           473,750
      400,000      Pathmark Stores, Inc                                               9.625%             05/01/03           385,000
      630,000      Thrifty Payless, Inc                                              12.250%             04/15/04           737,100
      600,000      Vons Company, Inc                                                  9.625%             04/01/02           628,500
      600,000      Waban, Inc                                                        11.000%             05/15/04           675,000
                                                                                                               ---------------------
                                                                                                                          3,327,600
                                                                                                               ---------------------
                   TEXTILES, CLOTHING & FABRICS - 0.5%
      220,000      Dan River, Inc                                                    10.125%             12/15/03           221,100
                                                                                                               ---------------------

                   U.S. GOVERNMENT - 1.3%
      500,000      U.S. Treasury Note                                                 9.000%             05/15/98           520,000
                                                                                                               ---------------------

                   Total Domestic Bonds and Debt Securities (Cost $35,508,655)                                           35,704,696
                                                                                                               ---------------------

                   FOREIGN BONDS AND DEBT SECURITIES - 6.3%
                   CANADA -4.7%
      600,000      Doman Industries Ltd. (U.S.$)                                      8.750%             03/15/04           565,500
      500,000      Fundy Cable Ltd. (U.S.$)                                          11.000%             11/15/05           532,500
      400,000      Rogers Communications, Inc. (U.S.$)                               10.875%             04/15/04           423,000
      300,000      Speedy Muffler King, Inc. (U.S.$)                                 10.875%             10/01/06           323,250
      100,000      Stone Consolidated (U.S.$)                                        10.250%             12/15/00           106,500
                                                                                                               ---------------------
                                                                                                                          1,950,750
                                                                                                               ---------------------
                   GREAT BRITAIN - 0.4%
      250,000      Telewest PLC (U.S.$)                                               0%,11.000%++       10/01/07           175,000
                                                                                                               ---------------------

                   PORTUGAL - 1.2%
      500,000      Fresh Del Monte (U.S.$)                                           10.000%             05/01/03           477,500
                                                                                                               ---------------------


                   Total Foreign Bonds and Debt Securities (Cost $1,833,324)                                              2,603,250
                                                                                                               ---------------------



                       See notes to financial statements





COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   EQUITIES - 2.0%
                   COMMUNICATIONS - 1.5%
        3,470      Cablevision Systems, Corp. Preferred                                                      $              325,315
          350      Intermedia Communications of Florida, Inc. Warrants *.                                                     8,750
          241      Panamsat Corp. Preferred                                                                                 294,780
                                                                                                               ---------------------
                                                                                                                            628,845
                                                                                                               ---------------------
                   ELECTRIC UTILITIES - 0.3%
        1,084      El Paso Electric Co. Preferred                                                                           120,731
                                                                                                               ---------------------

                   ELECTRONICS - 0.0%
          250      Exide Electronics Group Warrants *                                                                         1,282
                                                                                                               ---------------------

                   FOOD RETAILERS - 0.2%
        3,177      Super Markets General Holding Preferred                                                                   84,985
                                                                                                               ---------------------

                   MEDIA - BROADCASTING & PUBLISHING - 0.0%
          930      American Telecasting, Inc. Warrants *                                                                      5,115
                                                                                                               ---------------------


                   Total Equities (Cost $769,748)                                                                           840,958
                                                                                                               ---------------------

                   REPURCHASE AGREEMENT - 7.2%
                   J.P  Morgan  Repurchase  Agreement  at  6.25  %  due  1/2/97,
                   collaterized  by U.S.  Treasury Bond,  $2,747,000  par, 7.50%
                   coupon, due 11/15/16, dated 11/15/86, repurchase proceeds
   $2,938,000      of $2,939,020. (Cost $2,938,000)                                                      01/02/97         2,938,000
                                                                                                               ---------------------

                   TOTAL INVESTMENTS - 102.5%
                   (Cost $41,049,727)                                                                                    42,086,904

                   Other Assets and Liabilities (net) -  (2.5%)                                                          (1,022,266)
                                                                                                               ---------------------

                   TOTAL NET ASSETS - 100.0%                                                                 $           41,064,638
                                                                                                               =====================


                   PORTFOLIO FOOTNOTES:

                   * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                   ^     Securities   that   may   be   resold   to   "qualified
                         institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   +     Zero coupon bond

                   ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.



                        See notes to financial statements







COVA SERIES TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1996

--------------------------------------------------------------------------------

            The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


            PORTFOLIO COMPOSITION BY CREDIT QUALITY
            --------------------------------------------------------------------

            RATINGS                                             % OF PORTFOLIO

            U.S. Gov't and Agency Obligations                          8.2%
            BB                                                        28.3
            B                                                         61.5
            CCC                                                        2.0
                                                                   ---------
                                                                     100.0%
                                                                   ---------



                        See notes to financial statements






COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                               Small Cap Stock    Quality Bond   Select Equity   Large Cap Stock
                                                                  Portfolio         Portfolio      Portfolio        Portfolio
                                                               ----------------   -------------  --------------  ----------------

ASSETS
  Investments, at value (Note 1)*                             $     13,382,969   $   5,688,282  $   23,559,444  $     17,153,195
  Cash                                                               1,831,624         302,633       1,116,477             5,719
  Cash denominated in foreign currencies **                              -----           -----           -----             -----
  Receivable for investments sold                                        -----           -----         848,504            28,763
  Receivable for Trust shares sold                                      31,918          57,305          74,983               383
  Dividends receivable                                                  12,712           -----          38,042            33,916
  Interest receivable                                                    6,474          58,886           4,071                65
  Net variation margin on financial futures
   contracts (Note 5)                                                    -----           -----           -----             -----
  Net open forward currency contracts (Note 7)                           -----           -----           -----             -----
  Receivable from investment adviser (Note 2)                           42,607          13,018          14,939             8,715

                                                               ----------------   -------------  --------------  ----------------
          Total assets                                              15,308,304       6,120,124      25,656,460        17,230,756
                                                               ----------------   -------------  --------------  ----------------
LIABILITIES
  Payables for:
     Payable for investments purchased                                   8,384         159,393       1,467,718            30,923
     Payable for Trust shares redeemed                                     331             180             538               383
     Distributions declared                                            621,596         143,022         335,310           410,398
     Net variation margin on financial futures
      contracts (Note 5)                                                 -----           -----           -----             -----
     Investment advisory fee payable (Note 2)                            -----           -----           -----             -----
  Accrued expenses                                                      27,314          15,481          18,975            17,457

                                                               ----------------   -------------  --------------  ----------------
          Total liabilities                                            657,625         318,076       1,822,541           459,161

                                                               ----------------   -------------  --------------  ----------------
NET ASSETS                                                    $     14,650,679   $   5,802,048  $   23,833,919  $     16,771,595
                                                               ================   =============  ==============  ================

---------------------------------------------------------------------------------------------------------------------------------
SOURCES OF NET ASSETS REPRESENTED BY:
       Paid in surplus                                        $     14,098,386   $   5,725,522  $   22,545,717  $     15,096,391
       Accumulated net realized gain (loss)                             57,896         (34,027)        233,870            89,850
       Unrealized appreciation of investments, futures
        contracts, option contracts and foreign currency               498,352          63,737       1,054,575         1,582,389
       Undistributed (distributions in excess of) net
        investment income                                               (3,955)         46,816            (243)            2,965

                                                               ----------------   -------------  --------------  ----------------
          Total                                               $     14,650,679   $   5,802,048  $   23,833,919  $     16,771,595
                                                               ================   =============  ==============  ================

Capital shares outstanding                                           1,341,383         575,476       2,218,737         1,509,371
                                                               ================   =============  ==============  ================

NET ASSET VALUE AND OFFERING PRICE PER SHARE                           $10.922         $10.082         $10.742           $11.112
                                                               ================   =============  ==============  ================

---------------------------------------------------------------------------------------------------------------------------------
*      Investments in securities, at cost                     $     12,884,617   $   5,624,545  $   22,504,869  $     15,570,806
**     Cost of cash denominated in foreign currencies                     ----            ----           -----             -----



                        See notes to financial statements





    International Equity     Bond Debenture    Money Market    Quality Income     Stock Index    Growth and Income     High Yield
        Portfolio              Portfolio         Portfolio        Portfolio        Portfolio         Portfolio          Portfolio
    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------


   $          14,885,857    $     7,618,534   $  31,179,953   $    53,383,124    $ 90,026,628   $       33,021,357    $42,086,904
                 623,946            211,800          24,659            23,376           -----               27,266         23,174
               1,008,852              -----           -----             -----           -----                -----          -----
                 126,558              -----           -----         1,027,340          24,592              235,263          -----
                  58,507             78,532           -----             -----           -----               27,722          -----
                  20,515                375           -----             -----         165,159               72,076          -----
                   5,018            142,450          79,381           975,697             456                5,697        787,434
                   -----              -----           -----            31,250           -----                -----          -----
                  17,611              -----           -----             -----           -----                -----          -----
                  71,444             11,155          37,960               454           -----               23,137          6,910

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
              16,818,308          8,062,846      31,321,953        55,441,241      90,216,835           33,412,518     42,904,422
    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------


               1,088,609            150,000           -----         3,252,095           -----              261,052          -----
                     358                120         326,589            41,363          32,036                  186         12,119
                  73,693            234,247           -----           800,988       3,509,017            1,508,080      1,805,641
                   -----              -----           -----             -----          36,500               29,200          -----
                   -----              -----           -----             -----          42,725                -----          -----
                  36,393             15,217          40,476            22,647          36,373               20,834         22,024

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
               1,199,053            399,584         367,065         4,117,093       3,656,651            1,819,352      1,839,784

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
   $          15,619,255    $     7,663,262   $  30,954,888   $    51,324,148    $ 86,560,184   $       31,593,166    $41,064,638
    =====================    ===============   =============   ===============    ============   ==================    ===========

------------------------- ------------------ --------------- ----------------- --------------- -------------------- --------------

   $          14,684,592    $     7,369,249   $  31,030,072   $    51,750,081    $ 59,203,346   $       27,066,459    $41,040,513
                  24,393              8,944         (75,184)       (1,994,025)         92,013              479,013       (993,881)

                 883,114            283,061           -----           683,818      27,209,404            4,042,130      1,037,177
                  27,156              2,008           -----           884,274          55,421                5,564        (19,171)

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
   $          15,619,255    $     7,663,262   $  30,954,888   $    51,324,148    $ 86,560,184   $       31,593,166    $41,064,638
    =====================    ===============   =============   ===============    ============   ==================    ===========

               1,425,198            698,547      31,030,072         4,801,097       5,367,589            2,258,899      3,864,501
    =====================    ===============   =============   ===============    ============   ==================    ===========

                 $10.959            $10.970          $1.00            $10.690         $16.126              $13.986        $10.626
    =====================    ===============   =============   ===============    ============   ==================    ===========

------------------------- ------------------ --------------- ----------------- --------------- -------------------- --------------
   $          14,023,644    $     7,335,473   $  31,179,953   $    52,709,462    $ 62,783,434   $       28,963,577    $41,049,727
               1,007,557              -----           -----             -----           -----                -----          -----


                        See notes to financial statements






COVA SERIES TRUST

STATEMENTS OF OPERATIONS

PERIOD ENDED DECEMBER 31, 1996


                                                                    Small Cap Stock  Quality Bond   Select Equity   Large Cap Stock
                                                                       Portfolio*     Portfolio*      Portfolio*       Portfolio*
                                                                    ---------------  -------------  --------------  ----------------
INVESTMENT INCOME
       Dividends (1)                                                $       81,122   $      -----   $     144,812   $       258,530
       Interest                                                             31,544        287,492          33,390            15,616

                                                                    ---------------  -------------  --------------  ----------------
          Total investment income                                          112,666        287,492         178,202           274,146
                                                                    ---------------  -------------  --------------  ----------------
EXPENSES
  Investment advisory fee (Note 2)                                          51,031         24,070          60,950            76,508
  Custody, fund accounting, and transfer agent fees                         81,423         17,339          52,583            39,841
  Audit                                                                     15,041         15,041          15,041            15,013
  Trustee fees and expenses                                                  4,840          4,840           4,840             4,828
  Legal                                                                        961            943             987             1,657
  Shareholder reporting                                                        932            932             932               932
  Miscellaneous                                                                 17             18              18                18

                                                                    ---------------  -------------  --------------  ----------------
     Total expenses                                                        154,245         63,183         135,351           138,797
     Less fees waived and expenses reimbursed by the adviser                97,214         34,737          66,275            50,521

                                                                    ---------------  -------------  --------------  ----------------
     Net expenses                                                           57,031         28,446          69,076            88,276
                                                                    ---------------  -------------  --------------  ----------------
  Net investment income                                                     55,635        259,046         109,126           185,870
                                                                    ---------------  -------------  --------------  ----------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   FUTURES CONTRACTS, OPTION CONTRACTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS
   Net realized gain (loss) on investments                                 640,056        (35,063)        483,583           387,045
   Net realized gain from futures contracts                                  -----          -----           -----             -----
   Net realized gain from option contracts                                   -----          -----           -----             -----
   Net realized gain from foreign currency related transactions              -----          -----           -----             -----

     Net realized gain (loss) on investments, futures contracts,
                                                                    ---------------  -------------  --------------  ----------------
     option contracts and foreign currency related transactions            640,056        (35,063)        483,583           387,045

                                                                    ---------------  -------------  --------------  ----------------
   Unrealized appreciation of investments, futures contracts, option contracts and foreign currency
          Beginning of period                                                -----          -----           -----             -----
          End of period                                                    498,352         63,737       1,054,575         1,582,389

                                                                    ---------------  -------------  --------------  ----------------

   Net change in unrealized appreciation (depreciation) of
    investments futures contracts, option contracts and foreign
     currency                                                              498,352         63,737       1,054,575         1,582,389

                                                                    ---------------  -------------  --------------  ----------------
   Net realized and unrealized gain/(loss) on investments,
    futures contracts, option contracts and foreign currency
     related transactions                                                1,138,408         28,674       1,538,158         1,969,434

                                                                    ---------------  -------------  --------------  ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    1,194,043   $    287,720   $   1,647,284   $     2,155,304
                                                                    ===============  =============  ==============  ================



------------------------------------------------------------------------------------------------------------------------------------
 (1)   Dividend income is net of withhholding taxes of:             $        -----   $      -----   $       1,527   $         1,402

     * Fund commenced operations on April 2, 1996


                        See notes to financial statements





     International Equity    Bond Debenture   Money Market   Quality Income   Stock Index    Growth and Income           High Yield
           Portfolio*          Portfolio*      Portfolio        Portfolio       Portfolio        Portfolio                Portfolio
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

   $              126,138   $         8,157  $       -----  $         -----  $  1,843,491   $          535,039  $            42,859
                   31,144           211,396      1,815,351        3,334,012       220,679              164,214            3,743,587

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                  157,282           219,553      1,815,351        3,334,012     2,064,170              699,253            3,786,446
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

                   53,647            20,291        167,093          250,111       434,880              156,205              291,539
                  153,087            13,450         49,615           66,109       113,139               69,655               57,419
                   15,041            15,053         14,942           14,926        14,792               14,980               14,935
                    4,840             4,845          6,804            6,797         6,741                6,820                6,455
                      973               649          5,442           17,503        10,105               14,178               10,807
                      932               932            882              882           882                  897                  882
                       18                18          3,193            -----         2,924                2,274               20,939

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                  228,538            55,238        247,971          356,328       583,463              265,009              402,976
                  168,580            32,241        211,378           56,022        59,573               82,770               72,558

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                   59,958            22,997         36,593          300,306       523,890              182,239              330,418
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                   97,324           196,556      1,778,758        3,033,706     1,540,280              517,014            3,456,028
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------




                   54,069            64,118            374         (661,414)    2,248,079            1,578,166              513,675
                    -----             -----          -----            -----       595,054               97,180                -----
                    -----             -----          -----            -----        39,964                4,940                -----
                   11,779             -----          -----            -----         -----                -----                -----


     ---------------------   ---------------  -------------  ---------------  ---------------------------------   ------------------
                   65,848            64,118            374         (661,414)    2,883,097            1,680,286              513,675

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------


                    -----             -----          -----        1,371,877    14,053,341            1,748,247              743,563
                  883,114           283,061          -----          683,818    27,209,404            4,042,130            1,037,177

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------


                  883,114           283,061          -----         (688,059)   13,156,063            2,293,883              293,614

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

                  948,962           347,179            374       (1,349,473)   16,039,160            3,974,169              807,289

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

   $            1,046,286   $       543,735  $   1,779,132  $     1,684,233  $ 17,579,440   $        4,491,183  $         4,263,317
     =====================   ===============  =============  ===============  ============   ==================   ==================



----------------------------------------------------------- ------------------------------------------------------------------------
   $               20,632   $         -----  $       -----  $         -----  $      7,879   $           10,951  $             -----




                       See notes to financial statements



COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Small Cap Stock  Quality Bond   Select Equity  Large Cap Stock
                                                                        Portfolio       Portfolio      Portfolio       Portfolio
                                                                     ---------------- -------------  -------------- ----------------
                                                                      Period ended    Period ended    Period ended    Period ended
                                                                      December 31,    December 31,    December 31,    December 31,
                                                                          1996 *          1996 *          1996 *          1996 *
                                                                     ---------------- -------------  -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                           $        55,635  $    259,046   $     109,126  $       185,870
     Net realized gain (loss) on investments, futures contracts,
         option contracts and foreign currency related transactions          640,056       (35,063)        483,583          387,045
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts, option contracts and
         foreign currency                                                    498,352        63,737       1,054,575        1,582,389

                                                                     ---------------- -------------  -------------- ----------------
     Net increase in net assets resulting from operations                  1,194,043       287,720       1,647,284        2,155,304

                                                                     ---------------- -------------  -------------- ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   (53,613)     (211,194)       (109,126)        (182,905)
     Net realized gains                                                     (582,244)        -----        (249,713)        (297,195)
     In excess of net investment income                                        -----         -----            (243)           -----

                                                                     ---------------- -------------  -------------- ----------------
     Total distributions                                                    (635,857)     (211,194)       (359,082)        (480,100)

                                                                     ---------------- -------------  -------------- ----------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
     Proceeds from shares sold                                            10,623,372     3,657,629      19,036,561        1,106,964
     Net asset value of shares issued through dividend reinvestment           14,261        68,171          23,772           69,702
     Cost of shares repurchased                                           (1,545,140)   (3,000,278)     (1,514,616)      (1,080,275)

                                                                     ---------------- -------------  -------------- ----------------
     Net increase (decrease) in net assets derived from
     capital share transactions                                            9,092,493       725,522      17,545,717           96,391

                                                                     ---------------- -------------  -------------- ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    9,650,679       802,048      18,833,919        1,771,595
NET ASSETS:
     Beginning of period                                                   5,000,000     5,000,000       5,000,000       15,000,000
                                                                     ---------------- -------------  -------------- ----------------

     End of period                                                   $    14,650,679  $  5,802,048   $  23,833,919  $    16,771,595
                                                                     ================ =============  ============== ================
     Undistributed (distributions in excess of) net investment
      income                                                         $        (3,955) $     46,816   $        (243) $         2,965
                                                                     ================ =============  ============== ================


   * Fund commenced operations on April 2, 1996


                        See notes to financial statements





   International Equity      Bond Debenture                  Money Market                            Quality Income
        Portfolio              Portfolio                      Portfolio                                 Portfolio
  ----------------------  -------------------  ----------------------------------------  ----------------------------------------
          Period ended           Period ended         Year ended            Year ended          Year ended            Year ended
          December 31,           December 31,        December 31,          December 31,        December 31,          December 31,
             1996 *                 1996 *               1996                  1995                1996                  1995
  ----------------------  -------------------  ----------------------------------------  ----------------------------------------


 $               97,324  $           196,556  $        1,778,758   $         3,052,192  $        3,033,706  $          2,493,847

                 65,848               64,118                 374                34,345            (661,414)              453,622


                883,114              283,061               -----                 -----            (688,059)            3,164,151

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------
              1,046,286              543,735           1,779,132             3,086,537           1,684,233             6,111,620

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

                (81,947)            (194,548)         (1,778,758)           (3,052,192)         (2,168,653)           (2,493,847)
                (29,676)             (55,174)              -----                 -----              (8,168)                -----
                  -----                -----               -----                 -----               -----                 -----

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------
               (111,623)            (249,722)         (1,778,758)           (3,052,192)         (2,176,821)           (2,493,847)

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

             14,218,522            7,553,231          34,135,639            27,981,115          22,903,638            22,566,180
                 37,930               15,475           1,778,758             3,052,192           1,375,833             2,493,847
             (4,571,860)            (699,457)        (39,342,379)          (72,571,677)        (13,853,598)          (21,223,354)

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

              9,684,592            6,869,249          (3,427,982)          (41,538,370)         10,425,873             3,836,673

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------
             10,619,255            7,163,262          (3,427,608)          (41,504,025)          9,933,285             7,454,446

              5,000,000              500,000          34,382,496            75,886,521          41,390,863            33,936,417
  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

 $           15,619,255  $         7,663,262  $       30,954,888   $        34,382,496  $       51,324,148  $         41,390,863
  ======================  ===================  ==================   ===================  ==================   ===================
 $               27,156  $             2,008  $           ------   $            ------  $          884,274  $             ------
  ======================  ===================  ==================   ===================  ==================   ===================





                        See notes to financial statements








COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               Stock Index                  Growth and Income
                                                                                Portfolio                       Portfolio
                                                                       ----------------------------   ------------------------------
                                                                         Year ended     Year ended     Year ended       Year ended
                                                                        December 31,   December 31,   December 31,     December 31,
                                                                            1996           1995           1996             1995
                                                                       ----------------------------   ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                            $   1,540,280  $   1,434,217   $     517,014  $       286,149
     Net realized gain (loss) on investments, futures contracts,
         option contracts and foreign currency related transactions       2,883,097      2,287,911       1,680,286        1,601,769
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts, option contracts and
         foreign currency                                                13,156,063     14,416,467       2,293,883        1,973,073

                                                                       -------------  -------------   -------------   --------------
     Net increase in net assets resulting from operations                17,579,440     18,138,595       4,491,183        3,860,991

                                                                       -------------  -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (1,532,148)    (1,434,217)       (511,450)        (294,561)
     Net realized gains                                                  (2,778,218)    (2,274,444)     (1,207,683)      (1,277,017)
     In excess of net investment income                                       -----          -----           -----            -----

                                                                       -------------  -------------   -------------   --------------
     Total distributions                                                 (4,310,366)    (3,708,661)     (1,719,133)      (1,571,578)

                                                                       -------------  -------------   -------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
     Proceeds from shares sold                                            7,574,621     50,283,187      10,401,256        6,076,696
     Net asset value of shares issued through dividend reinvestment         801,349      3,708,661         211,053        1,571,578
     Cost of shares repurchased                                         (21,068,260)   (19,249,305)     (1,515,500)      (1,155,316)

                                                                       -------------  -------------   -------------   --------------
     Net increase (decrease) in net assets derived from
     capital share transactions                                         (12,692,290)    34,742,543       9,096,809        6,492,958

                                                                       -------------  -------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     576,784     49,172,477      11,868,859        8,782,371
NET ASSETS:
     Beginning of period                                                 85,983,400     36,810,923      19,724,307       10,941,936
                                                                       -------------  -------------   -------------   --------------

     End of period                                                    $  86,560,184  $  85,983,400   $  31,593,166  $    19,724,307
                                                                       =============  =============   =============   ==============
     Undistributed (distributions in excess of) net investment income $      55,421  $      ------   $       5,564  $        ------
                                                                       =============  =============   =============   ==============





                        See notes to financial statements






                     High Yield
                      Portfolio
   -------------------------------------------------
         Year ended                Year ended
        December 31,              December 31,
            1996                      1995
   -------------------------------------------------


 $              3,456,028   $             2,747,034

                  513,675                   137,302


                  293,614                 1,523,562

   -----------------------    ----------------------
                4,263,317                 4,407,898

   -----------------------    ----------------------

               (3,453,570)               (2,739,550)
                    -----                     -----
                  (19,171)                    -----

   -----------------------    ----------------------
               (3,472,741)               (2,739,550)

   -----------------------    ----------------------

               25,000,540                14,408,614
                1,667,100                 2,739,550
              (22,908,998)               (1,956,676)

   -----------------------    ----------------------

                3,758,642                15,191,488

   -----------------------    ----------------------
                4,549,218                16,859,836

               36,515,420                19,655,584
   -----------------------    ----------------------

 $             41,064,638   $            36,515,420
   =======================    ======================
 $                (19,171)  $                 7,484
   =======================    ======================





          See notes to financial statements









COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR SHARES HELD THROUGHOUT THE PERIODS INDICATED




            --------  For the period from May 1, 1996 (date of initial  public  offering) to December 31, 1996 ------

                                                               Small         Quality        Select         Large       International
                                                              Cap Stock        Bond          Equity       Cap Stock       Equity
                                                              Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                                              ---------     ---------      ---------     -----------  --------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.512       $  9.897      $   10.084     $  10.003     $    10.215
                                                             ---------       --------      ----------     ---------     -----------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                              0.057          0.459           0.081         0.124           0.096
              Net realized and unrealized gains
               (losses)                                          0.843          0.102           0.771         1.304           0.755
                                                             ---------       --------      ----------     ---------     -----------
          Total from investment operations                       0.900          0.561           0.852         1.428           0.851
                                                             ---------       --------      ----------     ---------     -----------

          DISTRIBUTIONS
              Dividends from net investment income              (0.055)        (0.376)         (0.081)       (0.122)         (0.086)
              Distributions from net realized gains             (0.435)      ----              (0.113)       (0.197)         (0.021)
              Distributions in excess of net
                investment income                             ----           ----               +          ----            ----
              Return of capital distributions                 ----           ----            ----          ----            ----
                                                             ---------       --------      ----------     ---------     -----------
          Total distributions                                   (0.490)        (0.376)         (0.194)       (0.319)         (0.107)

                                                             ---------       --------      ----------     ---------     -----------
NET ASSET VALUE, END OF PERIOD                               $  10.922       $ 10.082      $   10.742     $  11.112     $    10.959
                                                             ---------       --------      ----------     ---------     -----------

TOTAL RETURN                                                     8.65%*         5.68%*          8.52%*       14.35%*          8.44%*
                                                             ---------       --------      ----------     ---------     -----------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)               $  14.7         $  5.8        $   23.8       $  16.8       $    15.6

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                             0.95%**        0.65%**         0.85%**       0.75%**         0.95%**
          Net investment income                                0.87%**        5.94%**         1.35%**       1.56%**         1.43%**

       PORTFOLIO TURNOVER RATE                                 102.4%         181.3%          123.9%         35.5%          48.2%
       AVERAGE COMMISSION RATE PAID (2)                       $0.0371          N/A          $0.0406       $0.0323        $0.0107




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                2.68%**        1.52%**        1.70%**        1.23%**         3.80%**

       Ratio of Net Investment Income to Average
         Net Assets:                                          (0.86%)**       5.07%**        0.50%**        1.08%**        (1.42%**)


(2)    Average commission rate paid is computed by
       dividing   the  total   dollar   amount  of
       commissions  paid  during the period by the
       total number of shares  purchased  and sold
       during  the  period  for which  commissions
       were charged.


+      Amount is less than .0005
*      Non-annualized
**     Annualized
N/A    Not Applicable




                             See notes to financial statements







                                                                                   MONEY MARKET
                                                                                    PORTFOLIO
                                        -------------------------------------------------------------------------------------------
                                                                                                                       JULY 1, 1991
                                                                                                                   (COMMENCEMENT OF
                                                                YEARS ENDED DECEMBER 31,                                 INVESTMENT
     BOND DEBENTURE                                             ------------------------                              OPERATIONS) TO
      PORTFOLIOS                            1996          1995           1994          1993          1992         DECEMBER 31, 1991
      -----------                      --------------------------------------------------------------------------------------------

     $    10.098                      $      1.00    $     1.00    $      1.00   $      1.00   $      1.00          $          1.00
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------


           0.345                            0.053         0.059          0.041         0.032         0.038                    0.027
           0.949                             ----          ----           ----          ----          ----                     ----
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------
           1.294                            0.053         0.059          0.041         0.032         0.038                    0.027
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------


          (0.342)                          (0.053)       (0.059)        (0.041)       (0.032)       (0.038)                  (0.027)
          (0.080)                            ----          ----           ----          ----          ----                     ----
            ----                             ----          ----           ----          ----          ----                     ----
            ----                             ----          ----           ----          ----          ----                     ----
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------
          (0.422)                          (0.053)       (0.059)        (0.041)       (0.032)       (0.038)                  (0.027)

      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------
     $    10.970                      $      1.00   $      1.00   $       1.00  $       1.00   $      1.00          $          1.00
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------

          12.89%*                          5.42%         6.01%          4.23%         3.24%         3.88%                    2.75%*
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------


     $     7.7                        $     31.0    $      34.4   $      75.9   $       6.6    $      4.0           $          5.4


           0.85%**                          0.11%         0.11%          0.10%         0.10%         0.10%                   0.09%**
           7.26%**                          5.31%         5.68%          4.37%         3.23%         3.63%                   5.11%**

          58.1%                              N/A           N/A            N/A           N/A           N/A                      N/A
        $0.0677                              N/A           N/A            N/A           N/A           N/A                      N/A








          2.05%**                            0.74%         0.64%          0.68%         0.86%         1.30%                  1.11%**

          6.06%**                            4.68%         5.25%          3.79%         2.47%         2.43%                  4.10%**





                        See notes to financial statements










COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR SHARES HELD THROUGHOUT THE PERIODS INDICATED


                                                                                                 QUALITY INCOME
                                                                                                   PORTFOLIO
                                                                    ---------------------------------------------------------------


                                                                                            YEARS ENDED DECEMBER 31,

                                                                      1996     1995     1994     1993     1992     1991     1990
                                                                    ---------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.871 $  9.815 $ 10.886 $ 10.699 $ 10.618 $  9.969 $  9.930
                                                                    -------- -------- -------- -------- -------- -------- --------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                    0.651    0.667    0.603    0.641    0.696    0.753    0.713
              Net realized and unrealized gains (losses)              (0.359)   1.056   (1.071)   0.518    0.081    0.649    0.039
                                                                    -------- -------- -------- -------- -------- -------- --------
          Total from investment operations                             0.292    1.723   (0.468)   1.159    0.777    1.402    0.752
                                                                    -------- -------- -------- -------- -------- -------- --------

          DISTRIBUTIONS
              Dividends from net investment income                    (0.471)  (0.667)  (0.603)  (0.641)  (0.696)  (0.753)  (0.713)
              Distributions from net realized gains                   (0.002)    ----     ----   (0.331)    ----     ----     ----
              Distributions in excess of net investment income          ----     ----     ----     ----     ----     ----     ----
              Return of capital distributions                           ----     ----     ----     ----     ----     ----     ----
                                                                    -------- -------- -------- -------- -------- -------- --------
          Total distributions                                         (0.473)  (0.667)  (0.603)  (0.972)  (0.696)  (0.753)  (0.713)
                                                                    -------- -------- -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                                    $   10.690 $ 10.871 $  9.815 $ 10.886 $ 10.699 $ 10.618 $  9.969
                                                                    -------- -------- -------- -------- -------- -------- --------

TOTAL RETURN                                                            2.82%   17.99%  (4.33%)   11.04%    7.61%   14.71%    7.99%
                                                                    -------- -------- -------- -------- -------- -------- --------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                    $     51.3 $   41.4 $   33.9 $   51.1 $   24.1 $   6.8  $    6.1

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                      0.60%    0.60%    0.59%    0.60%    0.60%    0.60%    0.74%
          Net investment income                                         6.06%    6.42%    5.69%    5.82%    6.87%    7.45%    7.64%

       PORTFOLIO TURNOVER RATE                                         320.3%   219.5%   177.6%   318.4%   231.9%    12.9%    59.3%
       AVERAGE COMMISSION RATE PAID (2)                                 N/A      N/A      N/A      N/A      N/A      N/A      N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                         0.71%    0.75%    0.68%    0.70%    0.88%    1.10%    1.53%

       Ratio of Net Investment Income to Average Net Assets:            5.95%    6.27%    5.60%    5.73%    6.59%    6.96%    6.85%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



*        Non-annualized
**       Annualized
N/A      Not Applicable

                        See notes to financial statements






                                                                  -----------------
                                                                  DECEMBER 11, 1989
                                                                    COMMENCEMENT OF
                                                                         INVESTMENT
                                                                     OPERATIONS) TO
                                                                  DECEMBER 31, 1989
                                                                  -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 10.000
                                                                            -------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                           0.043
              Net realized and unrealized gains (losses)                     (0.070)
                                                                            -------
          Total from investment operations                                   (0.027)
                                                                            -------

          DISTRIBUTIONS
              Dividends from net investment income                           (0.043)
              Distributions from net realized gains                            ----
              Distributions in excess of net investment income                 ----
              Return of capital distributions                                  ----
                                                                            -------
          Total distributions                                                (0.043)
                                                                            -------
NET ASSET VALUE, END OF PERIOD                                             $  9.930
                                                                            -------

TOTAL RETURN                                                                 (0.27%)*
                                                                            -------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                             $    2.5

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                             0.70%**
          Net investment income                                                7.83%**

       PORTFOLIO TURNOVER RATE                                                  0.0%
       AVERAGE COMMISSION RATE PAID (2)                                        N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                                 9.15%**

       Ratio of Net Investment Income to Average Net Assets:                   (0.62%**)


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



*        Non-annualized
**       Annualized
N/A      Not Applicable



                        See notes to financial statements


















                                STOCK INDEX
                                 PORTFOLIO
------------------------------------------------------------------------------------------------
                                                                              NOVEMBER 1, 1991
                                                                              (COMMENCEMENT OF
                         YEARS ENDED DECEMBER 31,                                   INVESTMENT
                                                                                OPERATIONS) TO
      1996          1995          1994          1993          1992           DECEMBER 31, 1991
  ---------------------------------------------------------------------------------------------

$     13.844   $  10.587    $    11.115    $    10.552    $   10.572          $        10.000
  ----------    ----------    ----------    ----------    ----------               ----------


       0.286         0.260         0.311         0.205         0.172                    0.038
       2.797         3.637        (0.337)        0.726         0.477                    0.534
  ----------    ----------    ----------    ----------    ----------               ----------
       3.083         3.897        (0.026)        0.931         0.649                    0.572
  ----------    ----------    ----------    ----------    ----------               ----------


      (0.284)       (0.260)       (0.311)       (0.205)       (0.210)                ----
      (0.517)       (0.380)       (0.185)       (0.163)       (0.459)                ----
       ----          ----          ----          ----          ----                  ----
       ----          ----         (0.006)        ----          ----                  ----
  ----------    ----------    ----------    ----------    ----------               ----------
      (0.801)       (0.640)       (0.502)       (0.368)       (0.669)                ----

  ----------    ----------    ----------    ----------    ----------               ----------
$     16.126   $    13.844   $    10.587   $    11.115   $    10.552          $        10.572
  ----------    ----------    ----------    ----------    ----------               ----------

       22.48%        36.87%       (0.11%)        8.84%         6.22%                    5.70%*
  ----------    ----------    ----------    ----------    ----------               ----------


$       86.6   $      86.0   $     36.8    $     91.3    $     35.0           $          6.8


       0.60%         0.61%         0.58%         0.60%         0.59%                    0.40%**
       1.77%         2.41%         2.23%         2.29%         2.54%                    3.02%**

        1.3%          3.9%         47.1%         44.1%         85.7%                    ----
     $0.0333          N/A           N/A           N/A           N/A                      N/A








          0.67%         0.78%         0.80%         0.74%         1.21%                    1.84%**

          1.70%         2.24%         2.01%         2.15%         1.92%                    1.58%**





                               GROWTH AND INCOME
                                   PORTFOLIO
--------------------------------------------------------------------------------
                                                                     MAY 1, 1992
                                                                (COMMENCEMENT OF
                        YEARS ENDED DECEMBER 31,                      INVESTMENT
                                                                  OPERATIONS) TO
    1996              1995            1994              1993   DECEMBER 31, 1992
--------------------------------------------------------------------------------
$ 12.512        $   10.306        $   11.170        $   10.282        $   10.000
--------        ----------        ----------        ----------        ----------


   0.243             0.224             0.331             0.182             0.125
   2.007             3.089            (0.864)            1.371             0.444
--------        ----------        ----------        ----------        ----------
   2.250             3.313            (0.533)            1.553             0.569
--------        ----------        ----------        ----------        ----------


  (0.241)           (0.232)           (0.323)           (0.182)           (0.125)
  (0.535)           (0.875)           (0.008)           (0.483)           (0.162)
    ----              ----              ----              ----              ----
    ----              ----              ----              ----              ----
--------        ----------        ----------        ----------        ----------
  (0.776)           (1.107)           (0.331)           (0.665)           (0.287)

--------        ----------        ----------        ----------        ----------
$ 13.986        $   12.512        $   10.306        $   11.170        $   10.282
--------        ----------        ----------        ----------        ----------

   18.18%            32.24%           (4.54%)            15.01%             5.67%*
--------        ----------        ----------        ----------        ----------

$   31.6        $     19.7        $     10.9        $      6.5        $      2.6


    0.70%             0.69%             0.70%             0.69%             0.70%**
    1.99%             2.05%             3.47%             1.84%             2.27%**

   113.0%            180.1%            326.0%            135.9%             99.9%
 $0.0566              N/A               N/A               N/A               N/A








    1.02%             1.19%             1.49%             2.05%             3.69%**

    1.67%             1.55%             2.68%             0.47%           (0.73%)**





                       See notes to finanacial statements



COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For shares held throughout the periods indicated




                                                                                               HIGH YIELD
                                                                                              PORTFOLIO
                                                                  ------------------------------------------------------------------


                                                                                      YEARS ENDED DECEMBER 31,

                                                                    1996          1995          1994          1993          1992
                                                                  ------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $  10.446   $     9.823   $    11.287   $    10.445  $     10.410
                                                                  ---------   -----------   -----------   -----------   -----------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                   0.952         0.949         0.978         1.028         1.250
              Net realized and unrealized gains (losses)              0.187         0.621        (1.464)        1.170         0.658
                                                                  ---------   -----------   -----------   -----------   -----------
          Total from investment operations                            1.139         1.570        (0.486)        2.198         1.908
                                                                  ---------   -----------   -----------   -----------   -----------

          DISTRIBUTIONS
              Dividends from net investment income                   (0.954)       (0.947)       (0.978)       (1.028)       (1.250)
              Distributions from net realized gains                   ----          ----          ----         (0.328)       (0.623)
              Distributions in excess of net investment income       (0.005)        ----          ----          ----          ----
              Return of capital distributions                         ----          ----          ----          ----          ----
                                                                  ---------   -----------   -----------   -----------   -----------
          Total distributions                                        (0.959)       (0.947)       (0.978)       (1.356)       (1.873)

                                                                  ---------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                                    $  10.626   $    10.446  $      9.823   $    11.287   $    10.445
                                                                  ---------   -----------   -----------   -----------   -----------

TOTAL RETURN                                                          11.29%        16.69%        (4.52%)       21.98%        19.12%
                                                                  ---------   -----------   -----------   -----------   -----------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                    $   41.1    $      36.5  $       19.7   $      18.8   $       5.4

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                     0.85%         0.86%         0.86%         0.84%         0.87%
          Net investment income                                        8.89%         9.50%         9.48%         8.97%        11.67%

       PORTFOLIO TURNOVER RATE                                        117.3%        118.9%        200.1%        213.1%        157.4%
       AVERAGE COMMISSION RATE PAID (2)                                N/A           N/A           N/A           N/A           N/A



(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                        1.04%         1.09%         1.16%         1.38%         1.79%

       Ratio of Net Investment Income to Average Net Assets:           8.70%         9.27%         9.18%         8.43%        10.75%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



                                                                                ----------------------------------------------------
                                                                                                                   DECEMBER 11, 1989
                                                                                                                    (COMMENCEMENT OF
                                                                                                                          INVESTMENT
                                                                                                                      OPERATIONS) TO
                                                                                      1991          1990           DECEMBER 31, 1989
                                                                                --------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                              $     9.073   $     9.974           $     10.000
                                                                                  -----------   -----------            -----------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                                     1.124         1.085                  0.053
              Net realized and unrealized gains (losses)                                1.337        (0.901)                (0.026)
                                                                                  -----------   -----------            -----------
          Total from investment operations                                              2.461         0.184                  0.027
                                                                                  -----------   -----------            -----------

          DISTRIBUTIONS
              Dividends from net investment income                                     (1.124)       (1.085)                (0.053)
              Distributions from net realized gains                                     ----          ----                   ----
              Distributions in excess of net investment income                          ----          ----                   ----
              Return of capital distributions                                           ----                                 ----
                                                                                  -----------   -----------            -----------
          Total distributions                                                          (1.124)       (1.085)                (0.053)

                                                                                  -----------   -----------            -----------
NET ASSET VALUE, END OF PERIOD                                                    $    10.410   $     9.073           $      9.974
                                                                                  -----------   -----------            -----------

TOTAL RETURN                                                                            28.31%         1.86%                  0.23%*
                                                                                  -----------   -----------            -----------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                                    $       3.8   $      2.9            $       2.5

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                                       0.86%         1.01%               0.95%**
          Net investment income                                                         11.31%        11.43%               9.67%**

       PORTFOLIO TURNOVER RATE                                                          147.6%         28.3%                0.0%
       AVERAGE COMMISSION RATE PAID (2)                                                  N/A           N/A                  N/A



(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                                          1.91%         2.42%                 9.42%**

       Ratio of Net Investment Income to Average Net Assets:                            10.25%        10.01%                 1.19%**


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.




*        Non-annualized
**       Annualized
N/A      Not Applicable



                        See notes to financial statements









                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



1.  SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the "Trust") (formerly the Van Kampen Merritt Series Trust) is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Trust offers eleven portfolios to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio. Van Kampen American Capital Investment Advisory Corporation manages the Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Growth and Income Portfolio, and the High Yield Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders.

The Trust commenced operations on December 11, 1989 with the Quality Income Portfolio and High Yield Portfolio. The Money Market Portfolio commenced operations on July 1, 1991. The Stock Index Portfolio commenced operations on November 1, 1991. The Growth and Income Portfolio commenced operations on May 1, 1992. The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.


A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of such securities exchange. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost. For the Money Market Portfolio, investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight line basis to the maturity of the investment. Futures contracts and options are valued based upon their daily settlement prices.







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain in a segregated account with their custodian assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income and expenses are recorded when earned or incurred, respectively.

D. FEDERAL INCOME TAXES - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions may differ from net investment income and net realized capital gains due to timing differences, primarily from wash sales and net realized capital losses recognized subsequent to October. For the Quality Income, Stock Index and Growth and Income Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures transactions at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 1996, the accumulated capital loss carryforwards and expiration dates by Fund were as follows: Quality Bond $34,027 expiring in 2004, Money Market $75,184 expiring in 2002, Quality Income $1,975,700 expiring in 2002 and 2004, and High Yield $983,144 expiring in 2002.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds, except the Money Market Portfolio, declare, pay and automatically reinvest dividends semi-annually from net investment income. The Money Market Portfolio declares dividends from net investment income daily and automatically reinvests such dividends daily.

Net realized gains, if any, are distributed annually. Distributions are automatically reinvested in the Funds as additional shares. Distributions from net realized gains for book purposes may include short-term capital gains and gains from futures transactions which may be characterized as ordinary income for tax purposes.






                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds have various reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its investments or to generate potential gains. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, and (b) the possibility of an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments held by the Funds.

         a. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

         b. OPTIONS CONTRACTS - An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



F.  DERIVATIVES - CONTINUED
The premium received for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security which the Fund purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

         c. FORWARD FOREIGN CURRENCY CONTRACTS - The International Equity Portfolio may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.




                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



G.  FOREIGN CURRENCY TRANSLATION - CONTINUED
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

H. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.


I. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.


2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser") (formerly Oakbrook Investment Advisory Corporation), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co. and Van Kampen American Capital Investment Advisory Corporation ( the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds. The Adviser supervises the Sub-advisers' performance of advisory services and will make recommendations



                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:



   Fund                          Average Daily Net Assets            % Per Annum

   Small Cap Stock               ________________________            .85 of 1%


   Quality Bond                  First $75 Million                   .55 of 1%
                                 Over $75 Million                    .50 of 1%

   Select Equity                 First $50 Million                   .75 of 1%
                                 Over $50 Million                    .65 of 1%


   Large Cap Stock               ________________________            .65 of 1%


   International Equity          First $50 Million                   .85 of 1%
                                 Over $50 Million                    .75 of 1%

   Bond Debenture                ________________________            .75 of 1%


   Money Market                  First $500 Million                  .50 of 1%
                                 Over $500 Million                   .40 of 1%

   Quality Income                First $500 Million                  .50 of 1%
                                 Over $500 Million                   .45 of 1%

   Stock Index                   _________________________           .50 of 1%


   Growth and Income             First $500 Million                  .60 of 1%
                                 Over $500 Million                   .50 of 1%


   High Yield                    First $500 Million                  .75 of 1%
                                 Over $500 Million                   .65 of 1%










                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Adviser has voluntarily waived its monthly advisory fee for the Money Market Portfolio. In addition, the Adviser has voluntarily waived or otherwise reimbursed the Funds for their operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceed .10% of the average daily net assets of each Fund.

Cova Variable Annuity Accounts One and Five are separate investment accounts offered by Cova Financial Services Life Insurance Co. and Cova Financial Life Insurance Co. (collectively "Cova Life"), respectively. At December 31, 1996, Cova Variable Annuity Accounts One and Five owned all shares of beneficial interest of the Funds.


3.  CAPITAL TRANSACTIONS

Transactions in shares were as follows:

                             Small Cap Stock     Quality Bond     Select Equity
                             Portfolio           Portfolio        Portfolio
                             Period ended        Period ended     Period ended
                             December 31,        December 31,     December 31,
                                 1996*              1996*            1996*
                                 -----              -----            -----

Beginning Shares               500,000            500,000            500,000
                               -------            -------            -------
Shares Sold                    986,571            364,502          1,868,411
Shares Issued through
    Dividend Reinvestment        1,363              6,904              2,403
Shares Repurchased            (146,551)          (295,930)          (152,077)
                              --------           --------           --------
Net Increase in Shares
    Outstanding                841,383             75,476          1,718,737
                               -------             ------          ---------
Ending Shares                1,341,383            575,476          2,218,737
                             =========            =======          =========


* Portfolio commenced operations April 2, 1996.





                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



3.  CAPITAL TRANSACTIONS - CONTINUED


                             Large Cap Stock    International    Bond Debenture
                             Portfolio          Equity           Portfolio
                                                Portfolio

                             Period ended       Period ended     Period ended
                             December 31,       December 31,     December 31,
                               1996*               1996*           1996*
                               -----               -----           -----

Beginning Shares            1,500,000               500,000         50,000
                            ---------               -------         ------
Shares Sold                   101,577             1,367,780        714,357
Shares Issued through
    Dividend Reinvestment       6,843                 3,673          1,514
Shares Repurchased            (99,049)             (446,255)       (67,324)
                              -------              --------        -------
Net Increase in Shares
Outstanding                     9,371               925,198        648,547
                                -----               -------        -------
Ending Shares               1,509,371             1,425,198        698,547
                            =========             =========        =======

* Portfolio commenced operations April 2, 1996.


                                                   Money Market Portfolio                       Quality Income Portfolio
                                            Year ended           Year  ended                 Year ended         Year ended
                                            December 31,         December 31,               December 31,        December 31,
                                              1996                   1995                     1996                  1995
                                              ----                   ----                     ----                  ----
Beginning Shares                            34,458,054             75,996,424              3,807,302             3,457,435
                                            ----------             ----------              ---------             ---------
Shares Sold                                 34,135,639             27,981,115              2,174,582             2,141,344
Shares Issued through
    Dividend Reinvestment                    1,778,758              3,052,192                130,798               238,868
Shares Repurchased                         (39,342,379)           (72,571,677)            (1,311,585)           (2,030,345)
                                            ----------             ----------              ---------             ---------
Net Increase/(Decrease)in
    Shares Outstanding                      (3,427,982)           (41,538,370)               993,795               349,867
                                            ----------             ----------              ---------             ---------
Ending Shares                               31,030,072             34,458,054              4,801,097             3,807,302
                                            ==========             ==========              =========             =========





                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



3.  CAPITAL TRANSACTIONS - CONTINUED



                                                 Stock Index Portfolio                    Growth and Income Portfolio

                                         Year ended               Year ended             Year ended           Year ended
                                         December 31,             December 31,           December 31,         December 31,
                                            1996                     1995                   1996                 1995
                                            ----                     ----                   ----                 ----
Beginning Shares                          6,210,939               3,477,141              1,576,436             1,061,698
                                          ---------               ---------              ---------             ---------
Shares Sold                                 513,644               3,889,063                780,898               489,524
Shares Issued through
    Dividend Reinvestment                    53,172                 271,456                 15,904               126,226
Shares Repurchased                       (1,410,166)             (1,426,721)              (114,339)             (101,012)
                                          ---------               ---------              ---------             ---------
Net Increase /(Decrease)
in Shares Outstanding                      (843,350)              2,733,798                682,463               514,738
                                          ---------               ---------              ---------             ---------
Ending Shares                             5,367,589               6,210,939              2,258,899             1,576,436
                                          =========               =========              =========             =========



                                             High Yield  Portfolio

                                       Year ended               Year ended
                                       December 31,             December 31,
                                          1996                     1995
                                        ---------               ---------
Beginning Shares                        3,495,538               2,000,944
                                        ---------               ---------
Shares Sold                             2,395,207               1,420,820
Shares Issued through
    Dividend Reinvestment                 159,825                 267,010
Shares Repurchased                     (2,186,069)               (193,236)
                                        ---------               ---------
Net Increase in Shares
   Outstanding                            368,963               1,494,594
                                        ---------               ---------
Ending Shares                           3,864,501               3,495,538
                                        =========               =========







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



4.  INVESTMENT TRANSACTIONS
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term notes, for the year ended December 31, 1996 were as follows:


                                                                      Purchases
                                   ---------------------------------------------------------------
Portfolio:                              Government            Non-Government           Total
----------                              ----------            --------------           -----


Small Cap Stock *                   $            0            $  20,413,446       $   20,413,446
Quality Bond *                          12,479,739                3,385,357           15,865,096
Select Equity *                                  0               35,961,685           35,961,685
Large Cap Stock *                                0               20,771,532           20,771,532
International Equity *                           0               18,038,698           18,038,698
Bond Debenture *                         1,580,349                7,873,836            9,454,185
Quality Income                          88,679,109               81,773,017          170,452,126
Stock Index                                      0                1,074,698            1,074,698
Growth and Income                                0               35,159,878           35,159,878
High Yield                                 532,344               46,299,471           46,831,815


                                                                        Sales
                                   ---------------------------------------------------------------
Portfolio:                              Government            Non-Government            Total
----------                              ----------            --------------            -----

Small Cap Stock *                   $             0           $   8,168,870         $   8,168,870
Quality Bond *                            9,715,520                 420,224            10,135,744
Select Equity *                                   0              13,940,399            13,940,399
Large Cap Stock *                                 0               5,587,771             5,587,771
International Equity *                            0               4,068,092             4,068,092
Bond Debenture *                            404,125               1,794,602             2,198,727
Quality Income                           80,823,465              76,250,786           157,074,251
Stock Index                                       0               9,739,036             9,739,036
Growth and Income                                 0              27,410,399            27,410,399
High Yield                                  501,641              40,091,831            40,593,472

* Portfolio commenced operations April 2, 1996.







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


4.  INVESTMENT TRANSACTIONS - CONTINUED
At December 31, 1996, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:


                                        Federal               Gross                Gross
Portfolio:                              Income              Unrealized           Unrealized
                                       Tax Cost            Appreciation        (Depreciation)
                                       --------            ------------        --------------

Small Cap Stock                   $   12,929,870         $   1,186,516        $  (733,417)
Quality Bond                           5,625,025                68,921             (5,664)
Select Equity                         22,593,075             1,318,250           (351,881)
Large Cap Stock                       15,571,232             1,961,411           (379,448)
International Equity                  14,010,278             1,271,448           (395,869)
Bond Debenture                         7,335,661               304,708            (21,835)
Money Market                          31,179,953                   ---                ---
Quality Income                        52,712,989               731,435            (61,300)
Stock Index                           62,783,434            28,241,602           (998,408)
Growth and Income                     29,014,877             4,340,354           (333,874)
High Yield                            41,060,464             1,196,777           (170,337)


The Quality Income Portfolio invests in reverse repurchase agreements for cash management purposes. The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was $2,111,585 at a weighted average interest rate of 4.64%. The maximum amount of borrowing during the year was $7,219,713 (including accrued interest).







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


5.  FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 1996, were as follows:


                                                      Quality Income     Stock Index   Growth and Income
                                                        Portfolio         Portfolio        Portfolio
                                                        ---------         ---------        ---------

Futures Contracts Outstanding at December 31, 1995         0                  11                 2

     Contracts Opened                                     25                  64                15
     Contracts Closed                                      0                 (70)              (13)
                                                     -------             -------            ------
Futures Contracts Outstanding at December 31, 1996        25                   5                 4
                                                     =======             =======            ======



The futures contracts outstanding as of December 31, 1996 and the description and unrealized appreciation (depreciation) were as follows:

                                                                                                      Unrealized
                                                                               Notional              Appreciation /
                                                               Contracts        Value                (Depreciation)
                                                               ---------        -----                --------------
Quality Income Portfolio:
             U.S. Long Bond (CBT)
             March 1997 - Sales to Close                          25          $  2,815,625             $  10,156


 Stock Index Portfolio:
             S&P 500 Index Futures
             March 1997 - Buys to Open                            5           $  1,861,250             $  (33,790)

Growth & Income Portfolio:
            S&P 500 Index Futures
            March 1997 - Buys to Open                             4           $  1,489,000             $  (15,650)







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


6.  OPTION CONTRACTS

The Stock Index Portfolio's transactions in options for the year ended December 31, 1996, were as follows:

OPTIONS PURCHASED                                  CONTRACTS          PREMIUM
-----------------                                  ---------          -------
Options Outstanding at December 31, 1995                18       $      39,699
     Options Purchased                                  61              93,460
     Options Terminated in Closing                     (79)           (133,159)
                                                   -------          ----------
Options Outstanding at December 31, 1996                 0       $           0
                                                   =======          ==========

OPTIONS WRITTEN                                    CONTRACTS          PREMIUM
---------------                                    ---------          -------
Options Outstanding at December 31, 1995                18       $    (16,401)
     Options Written                                    61           (136,524)
     Options Terminated in Closing                     (79)           152,925
                                                   -------         ----------
Options Outstanding at December 31, 1996                 0       $          0
                                                   =======         ==========


The Growth and Income Portfolio's transactions in options for the year ended December 31, 1996, were as follows:

OPTIONS WRITTEN                                   CONTRACTS        PREMIUM
---------------                                   ---------        -------
Options Outstanding at December 31, 1995                  0   $         0
     Options Written                                  2,003        (4,940)
     Options Expired                                 (2,003)        4,940
                                                   --------      --------
Options Outstanding at December 31, 1996                  0   $         0
                                                   ========      ========






                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


7.  FORWARD FOREIGN CURRENCY CONTRACTS

Open foreign forward currency contracts for the International Equity Portfolio at December 31, 1996 were as follows:

Forward Foreign Currency Contracts to Buy:


                                                                              Value at               In              Unrealized
     Settlement                                                             December 31,          Exchange          Appreciation/
        Date               Contracts to Receive                                 1996             for U.S. $         (Depreciation)
        ----               --------------------                                 ----             ----------         --------------
     1/13/97              464,494     Deutsche Mark                         $  299,801          $  305,000         $      (5,199)
      1/3/97               26,000     French Franc                               4,966               4,953                    13
     1/13/97              985,764     French Franc                             188,398             195,000                (6,602)
      1/3/97                9,000     Irish Punt                                15,160              15,057                   103
     1/13/97           41,294,162     Japanese Yen                             356,264             372,000               (15,736)
      1/3/97                9,000     Netherlands Guilder                        5,172               5,152                    20
      1/3/97               39,000     New Zealand Dollar                        27,561              27,554                     7
      1/3/97            4,100,000     Spanish Peseta                            31,355              31,274                    81

Forward Foreign Currency Contracts to Sell:

                                                                              Value at               In               Unrealized
     Settlement                                                             December 31,          Exchange          Appreciation/
        Date                Contracts to Deliver                                1996             for U.S. $         (Depreciation)
        ----                --------------------                                ----             ----------         --------------
     1/13/97               789,020     Deutsche Mark                       $  509,262           $  519,142             $   9,880
     1/13/97             2,090,450     French Franc                           399,525              406,307                 6,782
     1/13/97            93,735,907     Japanese Yen                           808,702              836,964                28,262





                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


8.  MORTGAGE AND ASSET BACKED SECURITIES
The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB).

A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk.

Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.